                    ------------------------------------


                       CALIFORNIA ENERGY COMPANY, INC.

                                     TO

                              ----------------

                                  Indenture

                         Dated as of _________, 1994

                              ----------------



                             $__________________

                   ______% Senior Discount Notes due 2004


                      IBJ SCHRODER BANK & TRUST COMPANY
                                   Trustee

                 ------------------------------------------

                       California Energy Company, Inc.
             Reconciliation and tie between Trust Indenture Act
            of 1939 and Indenture, dated as of ____________, 1994


Trust Indenture                                            Indenture
  Act Section                                               Section
- ---------------                                            ---------

(S) 310 (a)(1)..............................................  609
        (a)(2)..............................................  609
        (a)(3)...................................  Not Applicable
        (a)(4)...................................  Not Applicable
        (b).................................................  608
                                                           610
(S) 311 (a).................................................  613
        (b).................................................  613
(S) 312 (a).................................................  701
                                                           702
        (b).................................................  702
        (c).................................................  702
(S) 313 (a).................................................  703
        (b).................................................  703
        (c).................................................  703
        (d).................................................  703
(S) 314 (a).................................................  704
        (a)(4)..............................................  101
                                                             1004
        (b)......................................  Not Applicable
        (c)(1)..............................................  102
        (c)(2)..............................................  102
        (c)(3)...................................  Not Applicable
        (d)......................................  Not Applicable
        (e).................................................  102
        (f)......................................  Not Applicable
(S) 315 (a).................................................  601
        (b).................................................  602
        (c).................................................  601
        (d).................................................  601
        (e).................................................  514
(S) 316 (a).................................................  101
        (a)(1)(A)...........................................  502
                                                           512
        (a)(1)(B)...........................................  513
        (a)(2)...................................  Not Applicable
        (b).................................................  508


        (c).................................................  104
(S) 317 (a)(1)..............................................  503
        (a)(2)..............................................  504
        (b)................................................  1003
(S) 318 (a).................................................  107
        (b)......................................  Not Applicable
        (c).................................................  107




___________________
     Note: This reconciliation and tie shall not, for any purpose, be deemed to be a part of the Indenture.

                              TABLE OF CONTENTS/*/

                                                                Page

Parties.....................................................     1
Recitals of the Company.....................................     1

                                  ARTICLE ONE

                        Definitions and Other Provisions
                             of General Application

SECTION 101.  Definitions...................................     1
SECTION 102.  Compliance Certificates and Opinions..........    37
SECTION 103.  Form of Documents Delivered to Trustee........    38
SECTION 104.  Acts of Holders; Record Dates.................    38
SECTION 105.  Notices, Etc., to Trustee and Company.........    42
SECTION 106.  Notice to Holders; Waiver.....................    42
SECTION 107.  Conflict with Trust Indenture Act.............    43
SECTION 108.  Effect of Headings and Table of Contents......    43
SECTION 109.  Successors and Assigns........................    44
SECTION 110.  Separability Clause...........................    44
SECTION 111.  Benefits of Indenture.........................    44
SECTION 112.  Governing Law.................................    44
SECTION 113.  Legal Holidays................................    45
SECTION 114.  No Recourse Against Others....................    45
SECTION 115.  Duplicate Originals...........................    45

                                  ARTICLE TWO

                                 Security Forms

SECTION 201.  Forms Generally...............................    46
SECTION 202.  Form of Face of Security......................    46
SECTION 203.  Form of Reverse of Security...................    49
SECTION 204.  Form of Trustee's Certificate

- -----------------
  /*/Note: This table of contents shall not, for any purpose, be deemed to be a part of the Indenture.

                 of Authentication..........................    56

                                 ARTICLE THREE

                                 The Securities

SECTION 301.  Title and Terms...............................    57
SECTION 302.  Denominations.................................    58
SECTION 303.  Execution, Authentication,
                 Delivery and Dating........................    58
SECTION 304.  Temporary Securities..........................    59
SECTION 305.  Registration, Registration
                 of Transfer and Exchange...................    59
SECTION 306.  Mutilated, Destroyed, Lost
                 and Stolen Securities......................    61
SECTION 307.  Payment of Interest; Interest
                 Rights Preserved...........................    62
SECTION 308.  Persons Deemed Owners.........................    64
SECTION 309.  Cancellation..................................    64
SECTION 310.  Computation of Interest.......................    65
SECTION 311.  CUSIP Numbers.................................    65

                                  ARTICLE FOUR

                           Satisfaction and Discharge

SECTION 401.  Satisfaction and Discharge
                 of Indenture...............................    65
SECTION 402.  Application of Trust Money....................    67

                                  ARTICLE FIVE

                                    Remedies

SECTION 501.  Events of Default.............................    68
SECTION 502.  Acceleration of Maturity;
                 Rescission and Annulment...................    72
SECTION 503.  Collection of Indebtedness and Suits
                 for Enforcement by Trustee.................    74
SECTION 504.  Trustee May File Proofs of Claim..............    75
SECTION 505.  Trustee May Enforce Claims Without
                 Possession of Securities...................    76
SECTION 506.  Application of Money Collected................    76
SECTION 507.  Limitation on Suits...........................    77
SECTION 508.  Unconditional Right of Holders to

                 Receive Principal, Premium
                 and Interest...............................    78
SECTION 509.  Restoration of Rights and Remedies............    78
SECTION 510.  Rights and Remedies Cumulative................    78
SECTION 511.  Delay or Omission Not Waiver..................    79
SECTION 512.  Control by Holders............................    79
SECTION 513.  Waiver Of Past Defaults.......................    79
SECTION 514.  Undertaking for Costs.........................    80
SECTION 515.  Waiver of Stay or Extension Laws..............    80

                                  ARTICLE SIX

                                  The Trustee

SECTION 601.  Certain Duties and
                 Responsibilities...........................    81
SECTION 602.  Notice of Defaults; Notice of
                 Acceleration...............................    83
SECTION 603.  Certain Rights of Trustee.....................    83
SECTION 604.  Not Responsible for Recitals or
                 Issuance of Securities.....................    85
SECTION 605.  May Hold Securities...........................    86
SECTION 606.  Money Held in Trust...........................    86
SECTION 607.  Compensation and Reimbursement................    86
SECTION 608.  Conflicting Interests.........................    88
SECTION 609.  Corporate Trustee Required;
                 Eligibility................................    88
SECTION 610.  Resignation and Removal;
                 Appointment of Successor...................    88

SECTION 611.  Acceptance of Appointment
                 by Successor...............................    90
SECTION 612.  Merger, Conversion, Consolidation
                 or Succession to Business..................    91
SECTION 613.  Preferential Collection
                 of Claims Against Company..................    91
SECTION 614.  Appointment of Authenticating
                 Agent......................................    92

                                 ARTICLE SEVEN

   Holders' Lists and Reports by Trustee and Company

SECTION 701.  Company to Furnish Trustee
                 Names and Addresses of Holders.............    94

SECTION 702.  Preservation of Information;
                 Communications to Holders..................    94
SECTION 703.  Reports by Trustee............................    95
SECTION 704.  Reports by Company............................    95

                                 ARTICLE EIGHT

   Consolidation, Merger, Conveyance, Transfer or Lease

SECTION 801.  Company May Consolidate, Etc
                 Only on Certain Terms......................    96
SECTION 802.  Successor Substituted.........................    98

                                  ARTICLE NINE

                            Supplemental Indentures

SECTION 901.  Supplemental Indentures Without
                 Consent of Holders.........................    99
SECTION 902.  Supplemental Indentures with
                 Consent of Holders.........................   100
SECTION 903.  Execution of Supplemental
                 Indentures.................................   102
SECTION 904.  Effect of Supplemental
                 Indentures.................................   102
SECTION 905.  Conformity with Trust
                 Indenture Act..............................   103
SECTION 906.  Reference in Securities to
                 Supplemental Indentures....................   103

                                  ARTICLE TEN

                                   Covenants

SECTION 1001.  Payment of Principal, Premium
                 and Interest...............................   104
SECTION 1002.  Maintenance of Office or Agency..............   104
SECTION 1003.  Money for Security Payments
                 to be Held in Trust........................   105
SECTION 1004.  Existence....................................   106
SECTION 1005.  Maintenance of Properties....................   107
SECTION 1006.  Payment of Taxes and Other Claims............   107
SECTION 1007.  Maintenance of Insurance.....................   108
SECTION 1008.  Limitation on Debt...........................   108
SECTION 1009.  Limitation on Subsidiary Debt................   110

SECTION 1010.  Limitation on Restricted Payments............   111
SECTION 1011.  Transactions with Affiliates.................   114
SECTION 1012.  Limitations on Liens.........................   115
SECTION 1013.  Repurchase of Securities Upon
                 a Change of Control........................   117
SECTION 1014.  Limitation on Dividend and Other
                 Payment Restrictions Affecting
                 Restricted Subsidiaries....................   119
SECTION 1015.  Limitations on Dispositions..................   121
SECTION 1016.  Limitations on Sale-Leasebacks...............   125
SECTION 1017.  Provision of Financial Information...........   126
SECTION 1018.  Limitations on Sale of
                 Subsidiary Preferred Stock.................   126
SECTION 1019.  Statement by Officers as to Default;
                 Compliance Certificates....................   127
SECTION 1020.  Waiver of Certain Covenants..................   128
SECTION 1021.  Company to Supply Information
                 Concerning Original
                 Issue Discount.............................   129
SECTION 1022.  Limitation on Business.......................   129

                                 ARTICLE ELEVEN

                            Redemption of Securities

SECTION 1101.  Right of Redemption..........................   130
SECTION 1102.  Applicability of Article.....................   130
SECTION 1103.  Election to Redeem; Notice
                 to Trustee.................................   131
SECTION 1104.  Selection by Trustee of Securities
                 to Be Redeemed.............................   131
SECTION 1105.  Notice of Redemption.........................   131
SECTION 1106.  Deposit of Redemption........................   132
SECTION 1107.  Securities Payable on
                 Redemption Date............................   133
SECTION 1108.  Securities Redeemed in Part..................   133

                                 ARTICLE TWELVE

                       Defeasance and Covenant Defeasance

SECTION 1201.  Company's Option to Effect Defeasance
                 or Covenant Defeasance.....................   134
SECTION 1202.  Defeasance and Discharge.....................   134

SECTION 1203.  Covenant Defeasance..........................   135
SECTION 1204.  Conditions to Defeasance or
                 Covenant Defeasance........................   136
SECTION 1205.  Deposited Money and U.S. Government
                 Obligations to Be Held in Trust;
                 Miscellaneous Provisions...................   139
SECTION 1206.  Reinstatement................................   140

TESTIMONIUM.................................................   141

SIGNATURES AND SEALS........................................   141

ACKNOWLEDGEMENTS............................................   142

     INDENTURE, dated as of __________, 1994, between California Energy Company, Inc., a corporation duly organized and existing under the laws of the State of Delaware (herein called the "Company"), having its principal office at 10831
Old Mill Road, Omaha, Nebraska 68154 and IBJ Schroder Bank & Trust Company, a New York banking corporation, as Trustee (herein called the "Trustee").

                            RECITALS OF THE COMPANY

     The Company has duly authorized the creation of an issue of its _____% Senior Discount Notes due 2004 (the "Securities") of substantially the tenor and amount here-inafter set forth, and to provide therefor the Company has duly authorized the execution and delivery of this Indenture.

     All things necessary to make the Securities, when executed by the Company and authenticated and delivered hereunder and duly issued by the Company, the valid obligations of the Company, and to make this Indenture a valid agreement of the Company, in accordance with their and its terms, have been done.

                   NOW, THEREFORE, THIS INDENTURE WITNESSETH:

     For and in consideration of the premises and the purchase of the Securities by the Holders thereof, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Holders of the Securities, as follows:

                                  ARTICLE ONE

                        Definitions and Other Provisions
                             of General Application

SECTION 101.  Definitions.
              -----------

     For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

          (1) the terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular;

          (2) all other terms used herein which are defined in the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein;

          (3) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with GAAP (whether or not such is indicated herein);

          (4) unless the context otherwise requires, any reference to an "Article" or a "Section" refers to an Article or Section, as the case may be, of this Indenture;

          (5) the words "herein", "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision;

          (6)  "or" is not exclusive;

          (7)  provisions apply to successive events and transactions; and

          (8) each reference herein to a rule or form of the Commission shall mean such rule or form and any rule or form successor thereto, in each case as amended from time to time.

     Certain terms, used principally in Article Six, are defined in that Article.

     Whenever this Indenture requires that a particular ratio or amount be calculated with respect to a specified period after giving effect to certain transactions or events on a pro forma basis, such calculation shall be made as
                            ---------
if the transactions or events occurred on the first day of such period, unless otherwise specified.

     "Accreted Value" means the lesser of (i) $1,000 and (ii) an amount per $1,000 of principal amount in respect of each outstanding Security that is equal to the sum of (i) the issue price of such Security as determined in accordance with Section 1273 of the Internal Revenue Code or any successor provision plus
                                                                          ----
(ii) the aggregate of the portions of the original issue discount (the excess of the amounts considered as part of the "stated redemption price at maturity" of such Security within the meaning of Section 1273(a)(2) of the Internal Revenue Code or any successor provision, whether denominated as principal or interest, over the issue price of such Security) that shall theretofore have accrued pursuant to Section 1272 of the Internal Revenue Code or any successor provision (without regard to Section 1272(a)(7) of the Internal Revenue Code or any successor provision) from the date of issue of such Security (a) for each six
months or shorter period ending [          ] or [         ] prior to the date of
determination and (b) for the shorter period, if any, from the end of the immediately preceding six month period, as the case may be, to the date of determination plus (iii) accrued interest, minus all amount theretofore paid in
              ----                         -----
respect of such Security, which amounts are considered as part of the "stated redemption price at maturity" of such Security within the meaning of Section 1273(a)(2) of the Internal Revenue Code or any successor provision (whether such amounts were denominated principal or interest).

     "Act", when used with respect to any Holder, has the meaning specified in
Section 104.

     "Acquisition Debt" means Debt of any Person existing at the time such Person is merged into the Company or assumed in connection with the acquisition of Property from any such Person (other than Property acquired in the ordinary course of business), including Debt Incurred in connection with, or in contemplation of, such Person being merged into the Company (but excluding Debt of such Person that is extinguished, retired or repaid in connection with such Person being merged into the Company).

     "Adjusted Consolidated Net Income" means for any period, for any Person (the "Referenced Person") the aggregate Net Income (or loss) of the Referenced Person and its consolidated Subsidiaries for such period determined in conformity with GAAP plus the Net Income of any Subsidiary of the Referenced Person for prior periods to the extent such Net Income is actually paid in cash to the Referenced Person during such period plus the Net Income of any other Person (other than a Subsidiary of such Person) in which any third Person has a joint interest for prior periods to the extent such Net Income is actually paid in cash to the Referenced Person during such period, provided that the following items shall be
                                      --------
adjustments in computing Adjusted Consolidated Net Income (without duplication):
(i) the Net Income (or loss) of any other Person (other than a Subsidiary of the Referenced Person) in which any third Person has an interest shall be excluded, except to the extent of the amount of dividends or other distributions actually paid in cash to the Referenced Person during such period by such Person in which the interest is held, which dividends and distributions shall be included in such computation, (ii) solely for the purposes of calculating the amount of Restricted Payments that may be made pursuant to the provision described in clause (c) of Section 1010(a) of this Indenture (and in such case, except to the extent includable pursuant to clause (i) above), (A) the Net Income (if positive) of any other Person accrued prior to the date it becomes a Subsidiary of the Referenced Person or is merged into or consolidated with the Referenced Person or any of its Subsidiaries or all or substantially all the Property of such other Person are acquired by the Referenced Person or any of its Subsidiaries shall be excluded and (B) the Company's share of the Net Income of any Subsidiary of the Company may be included (I) to the extent of the net amount receivable upon distribution (by any means legally available) of any cash balances held by such Subsidiary that were immediately available for such distribution or (II) to the extent of the net loan proceeds that would be available to the Company if its were to borrow (if such a borrowing could actually occur under then prevailing commercial banking practices) against the cash balances held by such Subsidiary, provided that such cash balances must be
                                       --------
under the exclusive dominion and control of a Subsidiary of the Company and be free of the Lien of any other Person, provided further that any cash that
                                      -------- -------
enables the recognition of Net Income pursuant to this clause (B) may not be used to enable the recognition of Net Income with respect to any other period, regardless of whether such cash is distributed to the Company or any of its Subsidiaries, and provided further
                                                              -------- -------
that the recognition of any Net Income pursuant to this clause (B) shall be determined in good faith by the Chief Financial Officer, as evidenced by an Officer's Certificate that shall set forth all the relevant facts and assumptions supporting such recognition, (iii) the Net Income of any Subsidiary of the Referenced Person shall be excluded, except to the extent that (A) such Net Income (if positive) is actually paid in cash to the Referenced Person during such period and (B) such Net Income (if negative) is actually paid in cash to such Subsidiary during such period, (iv) any gains or losses (on an after-tax basis) attributable to Asset Sales shall be excluded, (v) the cumulative effect of a change in accounting principles shall be excluded and
(vi) any amounts paid or accrued as dividends on Preferred Stock of any Subsidiary of the Referenced Person that is not held by the Referenced Person or another Subsidiary thereof shall be excluded. When the "Referenced Person" is the Company, the foregoing references to "Subsidiaries" shall be deemed to refer to "Restricted Subsidiaries."

     "Affiliate" of any Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such Person. For the purposes of this definition, "control" (including, with correlative meanings, the terms "controlling", "controlled by" and "under common control with") when used with respect to any Person means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise.

     "Asset Acquisition" means (i) an investment by the Company or any of its Restricted Subsidiaries in any other Person pursuant to which such Person shall become a Restricted Subsidiary of the Company or any of its Restricted Subsidiaries or shall be merged into or consolidated with the Company or any of its Restricted Subsidiaries or (ii) an acquisition by the Company or any of its Restricted Subsidiaries of the Property of any Person other than the Company or any of its Restricted Subsid-iaries that constitutes substantially all of an operating unit or business of such Person.

     "Asset Disposition" means any sale, transfer, conveyance, lease or other disposition (including by way of merger, consolidation or sale-leaseback) by the Company, any of its Restricted Subsidiaries or any Eligible Joint Venture to any Person (other than to the Company, a Restricted Subsidiary of the Company or an Eligible Joint Venture and other than in the ordinary course of business) of
(i) any Property of the Company, any of its Restricted Subsidiaries or any Eligible Joint Venture or (ii) any shares of Capital Stock of the Company's Subsidiaries or any Eligible Joint Venture. For purposes of this definition, any disposition in connection with directors' qualifying shares or investments by foreign nationals mandated by applicable law shall not constitute an Asset Disposition. In addition, the term "Asset Disposition" shall not include (i) any sale, transfer, conveyance, lease or other disposition of the Capital Stock or Property of Restricted Subsidiaries or Eligible Joint Ventures pursuant to the terms of any power sales agreements or steam sales agreements to which such Restricted Subsidiaries or such Eligible Joint Ventures are parties on the date of the original issuance of the Securities or pursuant to the terms of any power sales agreements or steam sales agreements, or other agreements or contracts that are related to the output or product of, or services rendered by, a Permitted Facility as to which such Restricted Subsidiary or such Eligible Joint Venture is the supplying party, to which such Restricted Subsidiaries or such Eligible Joint Ventures become a party after such date if the President or Chief Financial Officer of the Company determines in good faith (evidenced by a Officers' Certificate) that such provisions are customary (or, in the absence of any industry custom, reasonably necessary) in order to effect such agreements and are reasonable, (ii) any sale, transfer, conveyance, lease or other disposition of Property governed by Section 801 of this Indenture, (iii) any sale, transfer, conveyance, lease or other disposition of any Cash Equivalents, or (iv) any transaction or series of related transactions consisting of the sale, transfer, conveyance, lease or other disposition of Capital Stock or Property with a fair market value aggregating less than

$5 million. The term "Asset Disposition" also shall not include (i) the grant of or realization upon a Lien by any Person in any Property or shares of Capital Stock securing a borrowing by, or contractual performance obligation of, the Company or any Restricted Subsidiary of the Company or any Joint Venture in which the Company has an interest permitted under Section 1012 of this Indenture or the exercise of remedies thereunder, (ii) a sale-leaseback transaction involving substantially all the Property constituting a Permitted Facility pursuant to which a Restricted Subsidiary of the Company or an Eligible Joint Venture sells the Permitted Facility to a Person in exchange for the assumption by that Person of the Debt financing the Permitted Facility and the Restricted Subsidiary or the Eligible Joint Venture leases the Permitted Facility from such Person, (iii) the disposition by the Company, any of its Restricted
Subsidiaries or any Eligible Joint Venture of the Capital Stock of any Restricted Subsidiary or any Eligible Joint Venture, all the Property of which relates to a Permitted Facility that is in the development stage and in respect of which Construction Financing has not been funded, provided that the
                                                     --------
consideration received in respect of such Capital Stock is contributed to the Restricted Subsidiary or the Eligible Joint Venture that issued such Capital Stock or (iv) [COMPANY TO REVISE] [any other transaction if the Chief Financial Officer of the Company determines (as evidenced by an Officers' Certificate) that such transaction is intended to permit the repatriation of the Net Cash Proceeds of a Foreign Asset Disposition or to optimize the tax treatment thereof.]

     "Asset Sale" means the sale or other disposition by the Company or any of its Restricted Subsidiaries (other than to the Company or another Restricted Subsidiary of the Company) of (i) all or substantially all of the Capital Stock of any Restricted Subsidiary of the Company or (ii) all or substantially all of the Property that constitutes an operating unit or business of the Company or any of its Restricted Subsidiaries.

     "Attributable Value" means, as to a Capitalized Lease Obligation under which any Person is at the time liable and at any date as of which the amount thereof is to be determined, the capitalized amount thereof that would appear on the face of a balance sheet of such Person in accordance with GAAP.

     "Authenticating Agent" means any Person authorized by the Trustee pursuant to Section 614 hereof to act on behalf of the Trustee to authenticate Securities.

     "Average Life" means, at any date of determination with respect to any Debt security or Preferred Stock, the quotient obtained by dividing (i) the sum of the product of (A) the number of years from such date of determination to the dates of each successive scheduled principal or involuntary liquidation value payment of such Debt security or Preferred Stock, respectively, multiplied by
(B) the amount of such principal or involuntary liquidation value payment by
(ii) the sum of all such principal or involuntary liquidation value payments.

     "Board of Directors" means either the Board of Directors of the Company or any committee of such Board duly authorized to act hereunder.

     "Board Resolution" means a copy of a resolution certified by the Secretary or an Assistant Secretary of the Company to have been duly adopted by the Board of Directors (unless the context specifically requires that such resolution be adopted by a majority of the Disinterested Directors, in which case by a majority of such directors) and to be in full force and effect on the date of such certification, and delivered to the Trustee.

     "Business Day" means a day that, in the city (or in any of the cities, if more than one) where amounts are payable in respect of the Securities, is neither a legal holiday nor a day on which banking institutions are authorized or required by law or regulation to close.

     "Capital Stock" means, with respect to any Person, any and all shares, interests, participations or other equivalents (however designated, whether voting or nonvoting) in, or interests (however designated) in, the equity of such Person that is outstanding or issued on or after the date of Indenture, including, without limitation, all Common Stock and Preferred Stock and partnership and joint venture interests in such Person.

     "Capitalized Lease" means, as applied to any Person, any lease of any Property of which the discounted present value of the rental obligations of such Person as lessee, in conformity with GAAP, is required to be capitalized on the balance sheet of such Person, and "Capitalized Lease Obligation" means the rental obligations, as aforesaid, under such lease.

     "Cash Equivalent" means any of the following: (i) securities issued or directly and fully guaranteed or insured by the United States of America or any agency or instrumentality thereof (provided that the full faith and credit of the United States of America is pledged in support thereof), (ii) time deposits and certificates of deposit of any commercial bank organized in the United States having capital and surplus in excess of $500,000,000 or a commercial bank under the laws of any other country having total assets in excess of $500,000,000 with a maturity date not more than two years from the date of acquisition, provided that at no time shall the weighted Average Life of all
             --------
such Investments be more than one year from the respective dates of acqui-sition, (iii) repurchase obligations with a term of not more than seven days for underlying securities of the types described in clause (i) above entered into with any bank meeting the qualifications set forth in clause (ii) above, (iv) direct obligations issued by any state or other jurisdiction of the United States of America or any other country or any political subdivision or public instrumentality thereof maturing, or subject to tender at the option of the holder thereof, within 90 days after the date of acquisition thereof and, at the time of acquisition, having a rating of A from S&P or A-2 from Moody's (or, if at any time neither S&P nor Moody's may be rating such obligations, then from such other nationally recognized rating services acceptable to the Trustee),
(v) commercial paper issued by the parent corporation of any commercial bank organized in the United States having capital and surplus in excess of $500,000,000 or a commercial bank organized under the laws of any other country having total assets in excess of $500,000,000, and commercial paper issued by others having one of the two highest ratings obtainable from either S&P or Moody's (or, if at any time neither S&P nor Moody's may be rating such obligations, then from such other nationally recognized rating services acceptable to the Trustee) and in each case maturing within one year after the date of acquisition, (vi) overnight bank deposits and bankers' acceptances at any commercial bank organized in the United States having capital and surplus in excess of $500,000,000 or a commercial bank organized under the laws of any other country having total assets in excess of $500,000,000, (vii) deposits available for withdrawal on demand with a commercial bank organized in the United States having capital and surplus in excess of $500,000,000 or a commercial bank organized under the laws of any other country having total assets in excess of $500,000,000 and (viii) investments in money market funds substantially all of whose assets comprise securities of the types described in clauses (i) through (vi).

     "Change of Control" means the occurrence of one or more of the following events:

          (i) (x) a report is filed on Schedule 13D or 14D-1 (or any successor schedule, form or report) pursuant to the Exchange Act, disclosing that any person (for the purposes of this provision only, as the term "person" is used in Section 13(d)(3) or Section 14(d)(2) of the Exchange Act or any successor provision to either of the foregoing) has become the beneficial owner (as the term "beneficial owner" is defined under Rule 13d-3 or any successor rule or regulation promulgated under the Exchange Act) of 50% or more of the then outstanding shares of the Voting Stock of the Company and
     (y) such beneficial ownership is acquired by means of a tender offer in which cash is the sole consideration paid and the purchase price for each share tendered is less than the conversion price then in effect under the Company's 5% Convertible Subordinated Debentures due July 1, 2000; provided that a person shall not be deemed to be the beneficial owner of,
     --------
     or to own beneficially, any securities tendered until such tendered securities are accepted for purchase under the tender offer;

          (ii) any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act), other than Kiewit Energy Company, is or becomes the beneficial owner (as defined in clause (i) above), directly or indirectly, of more than 35% of the total voting power of the Voting Stock of the Company (for the purposes of this clause (ii), any person shall be deemed to beneficially own any Voting Stock any corporation (the "specified corporation") held by any other corporation (the "parent corporation"), if such person "beneficially owns" (as so defined), directly or indirectly, more than 35% of the voting power of the Voting Stock of such parent corporation and Kiewit Energy Company "beneficially owns" (as so defined), directly or indirectly, in the aggregate a lesser percentage of the voting power of the Voting Stock of such parent corporation and does not have the right or ability by voting power, contract or otherwise to elect or designate for election a majority of the board of directors of such parent corporation); or

          (iii) during any one-year period, individuals who at the beginning of such period constituted the Board of Directors of the Company (together with any new directors elected by such Board of Directors or nominated for election by the shareholders of the Company by a vote of at least a majority of the directors of the Company then still in office who were either directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the Board of Directors then in office, unless a majority of such new directors were elected or appointed by Kiewit Energy Company.

     "Commission" means the Securities and Exchange Commission, as from time to time constituted, created under the Exchange Act, or, if at any time after the execution of this Indenture such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.

     "Common Stock" means with respect to any Person, Capital Stock of such Person that does not rank prior, as to the payment of dividends or as to the distribution of assets upon any voluntary or involuntary liquidation, dissolution or winding up of such Person, to shares of Capital Stock of any other class of such Person.

     "Company" means the Person named as the "Company" in the first paragraph of this Indenture until a successor Person shall have become such pursuant to the applicable provisions of this Indenture and thereafter "Company" shall mean such successor Person.

     "Company Refinancing Debt" means Debt issued in exchange for, or the proceeds of which are used to refinance (including to purchase), outstanding Securities or other Debt of the Company Incurred pursuant to clauses (i), (iv), and (viii) of "Limitation on Debt" and Debt Incurred pursuant to the first paragraph under "Limitation on Debt" in an amount (or, if such new Debt pro-vides for an amount less than the principal amount thereof to be due and payable upon a declaration of acceleration thereof, with an original issue price) not to exceed the amount so exchanged or refinanced (plus accrued interest and all fees, premiums (in excess of the accreted value) and expenses related to such exchange or refinancing), for which purpose the amount so exchanged or refinanced shall be deemed to equal the lesser of (x) the principal amount of the Debt so exchanged or refinanced and (y) if the Debt being exchanged or refinanced was issued with an original issue discount, the accreted value thereof (as determined in accordance with GAAP) at the time of such exchange or refinancing, provided that (A) such Debt shall be subordinated in
                         --------
right of payment to the Securities at least to the same extent, if any, as the Debt so exchanged or refinanced is subordinated to the Securities, (B) such Debt shall be Non-Recourse at least to the same extent, if any, as the Debt so ex-changed or refinanced is Non-Recourse, (C) the Average Life of the new Debt shall be equal to or greater than the Average Life of the Debt to be exchanged or refinanced and (D) the final Stated Maturity of the new Debt shall not be sooner than the earlier of the final Stated Maturity of the Debt to be exchanged or refinanced or six months after the final Stated Maturity of the Securities, provided that if such new Debt refinances the Securities in part
            --------
only, the final Stated Maturity of such new Debt must be at least six months after the final Stated Maturity of the Securities.

     "Company Request" or "Company Order" means a written request or order signed in the name of the Company by its Chairman of the Board, its President or a Vice President, and by its Treasurer, an Assistant Treasurer, its Secretary or an Assistant Secretary, and delivered to the Trustee.

     "Consolidated EBITDA" of any Person for any period means the Adjusted Consolidated Net Income of such Person, plus (i) income taxes, excluding income
                                        ----
taxes (either positive or negative) attributable to extraordinary and non-recurring gains or losses or Asset Sales, all determined on a consolidated basis for such Person and its consolidated Subsidiaries in accordance with GAAP, (ii) Consolidated Fixed Charges, (iii) depreciation and amortization expense, all determined on a consolidated basis for such Person and its consolidated Subsidiaries in accordance with GAAP, (iv) all other non-cash items reducing Adjusted Consolidated Net Income for such period, all determined on a consolidated basis for such Person and its consolidated Subsidiaries in accordance with GAAP and (v) the aggregate amount actually received in cash by such Person during such period relating to non-cash items increasing Adjusted Consolidated Net Income for prior periods, and less (i) all non-cash items
                                               ----
increasing Adjusted Consolidated Net Income during such period and (ii) the aggregate amount actually paid in cash by such Person during such period relating to non-cash items reducing Adjusted Consolidated Net Income for prior periods, provided that depreciation and amortization expense of any Subsidiary
         --------
of such Person and any other non-cash item of any Subsidiary of such Person that reduces Adjusted Consolidated Net Income shall be excluded (without duplication) in computing Consolidated EBITDA, except to the extent that the positive cash flow associated with such depreciation and amortization expense and other non-cash items is actually distributed in cash to such Person during such period. When the "Person" referred to above is the Company, the foregoing references to "Subsidiaries" shall be deemed to refer to "Restricted Subsidiaries."

     ["Consolidated Fixed Charges" of any Person means, for any period, the aggregate of (i) Consolidated Interest Expense, (ii) the interest component of Capitalized Leases, determined on a consolidated basis for such Person and its consolidated Subsidiaries in accordance with GAAP, excluding any interest component of Capitalized Leases in respect of that portion of a Capitalized Lease Obligation of a Subsidiary that is Non-Recourse to such Person, and (iii) cash and non-cash dividends due (whether or not declared) on the Preferred Stock of any Subsidiary of such Person held by any Person other than such Person and any Redeemable Stock of such Person or any Subsidiary of such Person. [COMPANY TO REVISE ]] When the "Person" referred to above is the Company, the foregoing references to "Subsidiaries" shall be deemed to refer to "Restricted Subsidiaries."

     "Consolidated Interest Expense" of any Person means, for any period, the aggregate interest expense in respect of Debt (including amortization of original issue discount and non-cash interest payments or accruals) of such Person and its consolidated Subsidiaries, determined on a consolidated basis in accordance with GAAP, including all commissions, discounts, other fees and charges owed with respect to letters of credit and bankers' acceptance financing and net costs associated with Interest Rate Protection Agreements and Currency Protection Agreements and any amounts paid during such period in respect of such interest expense, commissions, discounts, other fees and charges that have been capitalized, provided that Consolidated Interest Expense of the Company shall
             --------
not include any interest expense (including all commissions, discounts, other fees and charges owed with respect to letters of credit and bankers' acceptance financing and net costs associated with Interest Rate Protection Agreements or Currency Protection Agreements) in respect of that portion of any Debt that is Non-Recourse, and provided further that Consolidated Interest Expense of the
                  --------- -------
Company in respect of a Guarantee by the Company of Debt of another Person shall be equal to the commissions, dis-counts, other fees and charges that would be due with respect to a hypothetical letter of credit issued under a bank credit agreement that can be drawn by the beneficiary thereof in the amount of the Debt so guaranteed if (i) the Company is not actually making directly or indirectly interest payments on such Debt and
(ii) GAAP does not require the Company on an unconsolidated basis to record such Debt as a liability of the Company. When the "Person" referred to above is the Company, the foregoing references to "Subsidiaries" shall be deemed to refer to "Restricted Subsidiaries."

     "Consolidated Total Assets" means, with respect to any Person at any time, the total assets of such Person and its consolidated Subsidiaries at such time determined in conformity with GAAP. When the "Person" referred to above is the Company, the foregoing references to "Subsidiaries" shall be deemed to refer to "Restricted Subsidiaries."

     "Construction Financing" means the debt and/or equity financing provided (over and above the owners' equity investment) to permit the development, construction and equipping of a Permitted Facility and to enable it to commence commercial operations.

     "Corporate Trust Office" means the principal office of the Trustee at which at any particular time its corporate trust business shall be administered, which address as of the date of this Indenture is located at One State Street, New York, New York 10004.

     "Covenant Defeasance" has the meaning specified in Section 1203.

     "Currency Protection Agreement" means, with respect to any Person, any foreign exchange contract, currency swap agreement or other similar agreement or arrangement intended to protect such Person or any of its Subsidiaries against fluctuations in currency values to or under which such Person or any of its Subsidiaries is a party or a beneficiary on the date of this Indenture or becomes a party or a beneficiary thereafter. When the "Person" referred to above is the Company, the foregoing referenc-es to "Subsidiaries" shall be deemed to refer to "Restricted Subsidiaries" and the "Eligible Joint Ventures."

     "Debt" means, with respect to any Person, at any date of determination (without duplication), (i) all indebtedness of such Person for borrowed money,
(ii) all obligations of such Person evidenced by bonds, debentures, notes or other similar instruments, (iii) all obligations of such Person in respect of letters of credit, bankers' acceptances or other similar instruments (or reimbursement obligations with respect thereto), (iv) all obligations of such Person to pay the deferred purchase price of property or services, except Trade Payables, (v) the Attributable Value of all obligations of such Person as lessee under Capitalized Leases, (vi) all Debt of others secured by a Lien on any Property of such Person, whether or not such Debt is assumed by such Person, provided that, for purposes of determining the amount of any Debt of the type
- --------
described in this clause, if recourse with respect to such Debt is limited to such Property, the amount of such Debt shall be limited to the lesser of the fair market value of such Property or the amount of such Debt, (vii) all Debt of others Guaranteed by such Person to the extent such Debt is Guaranteed by such Person, (viii) all Redeemable Stock valued at the greater of its voluntary or involuntary liquidation preference plus accrued and unpaid dividends and (ix) to the extent not otherwise included in this definition, all net obligations of such Person under Currency Protection Agreements and Interest Rate Protection Agreements.

     For purposes of determining any particular amount of Debt under this
Section 1009(b), Guarantees of, or obligations with respect to letters of credit or similar instruments supporting, Debt otherwise included in the determination of such particular amount shall not be included. For purposes of determining compliance with this Indenture, in the event that an item of Debt meets the criteria of more than one of the types of Debt described in the above clauses, the Company, in its sole discretion, shall classify such item of Debt and only be required to include the amount and type of such Debt in one of such clauses.

     "Default" means any event that is, or after notice or passage of time, or both, would be, an Event of Default.

     "Default Amount" has the meaning specified in Section 502 of this Indenture.

     "Defeasance" has the meaning specified in Section 1202 of this Indenture.

     "Disinterested Director" means, with respect to any proposed transaction between the Company or a Restricted Subsidiary, as applicable, and an Affiliate thereof, a member of the Board of Directors who is not an officer or employee of the Company or a Restricted Subsidiary, as applicable, would not be a party to, or have a financial interest in, such transaction and is not an officer, director or employee of, and does not have a financial interest in, such Affiliate. For purposes of this definition, no person would be deemed not to be a Disinterested Director solely because such person holds Capital Stock of the Company.

     "Eligible Joint Venture" means a Joint Venture (i) that is or shall be formed with respect to the construction, development, acquisition, servicing, ownership, operation or management of one or more Permitted Facilities and (ii) in which the Company and Kiewit Energy Company together, directly or indirectly, own at least 50% of the Capital Stock therein (of which the Company must own at least half (in any event not less than 25% of the total outstanding Capital Stock)) and (iii) in respect of which the Company alone or in combination with Kiewit Energy Company, directly or indirectly, (a) controls, by voting power, board or management committee membership, or through the provisions of any applicable partnership, shareholder or other similar agreement or under an operating, maintenance or management agreement or otherwise, the management and operation of the Joint Venture or any Permitted Facilities of the Joint Venture or (b) otherwise has significant influence over the management or operation of the Joint Venture or any Permitted Facility of the Joint Venture in all material respects (significant influence includes, without limitation, the right to control or veto any material act or decision) in connection with such management or operation. Any Joint Venture that is an Eligible Joint Venture pursuant to this definition because of the ownership of Capital Stock therein by Kiewit Energy Company shall cease to be an Eligible Joint Venture if (x) Kiewit Energy Company disposes of any securities issued by the Company and, as a result of such disposition, Kiewit Energy Company becomes the beneficial owner (as such term is defined under Rule 13d-3 or any successor rule or regulation promulgated under the Exchange Act) of less than 25% of the outstanding shares of Voting Stock of the Company or (y) (I) as a result of any action other than a disposition of securities by Kiewit Energy Company, Kiewit Energy Company becomes the beneficial owner of less than 25% of the outstanding shares of Voting Stock of the Company and (II) thereafter Kiewit Energy Company disposes of any securities issued by the Company as a result of which the beneficial ownership by Kiewit Energy Company of the outstanding Voting Stock of the Company is further reduced.

     "Event of Default" has the meaning specified in Section 501 of this indenture.

     "Exchange Act" refers to the Securities Exchange Act of 1934 and any statute successor thereto, in each case as amended from time to time.

     "Fixed Charge Ratio" means the ratio, on a pro forma basis, of (i) the
                                                --- -----
aggregate amount of Consolidated EBITDA of any Person for the Reference Period immediately prior to the date of the transaction giving rise to the need to calculate the Fixed Charge Ratio (the "Transaction Date") to (ii) the aggregate Consolidated Fixed Charges of such Person during such Reference Period, provided
                                                                        --------
that for purposes of such computation, in calculating Consolidated EBITDA and Consolidated Fixed Charges, (1) the Incurrence of the Debt giving rise to the need to calculate the Fixed Charge Ratio and the application of the proceeds therefrom shall be assumed to have occurred on the first day of the Reference Period, (2) Asset Sales and Asset Acquisitions that occur during the Reference Period or subsequent to the Reference Period and prior to the Transaction Date (but including any Asset Acquisition to be made with the Debt Incurred pursuant to (1) above) and any related retirement of Debt pursuant to an Offer to Purchase (in the maximum amount required to be included in such Offer if the related Purchase Date has not occurred on or before the Transaction Date) shall be assumed to have occurred on the first day of the Reference Period, (3) the Incurrence of any Debt during the Reference Period or subsequent to the Reference Period and prior to the Transaction Date and the application of the proceeds therefrom (including the retirement of defeasance of other Debt) shall be assumed to have occurred on the first day of such Reference Period, (4) Consolidated Interest Expense attributable to any Debt (whether existing or being Incurred) computed on a pro forma basis and bearing a floating interest rate shall be computed as
     --- -----
if the rate in effect on the date of computation had been the applicable rate for the entire period unless such Person or any of its Subsidiaries is a party to an Interest Rate Protection Agreement (that shall remain in effect for the twelve month period after the Transaction Date) that has the effect of fixing the interest rate on the date of computation, in which case such rate (whether higher or lower) shall be used and (5) there shall be excluded from Consolidated Fixed Charges any Consolidated Fixed Charges related to any amount of Debt that was outstanding during and subsequent to the Reference Period but is not outstanding on the Transaction Date, except for Consolidated Fixed Charges actually incurred with respect to Debt borrowed (as adjusted pursuant to clause
(4)) (x) under a revolving credit or similar arrangement to the extent the commitment thereunder remains in effect on the Transaction Date or (y) pursuant to the provision described in clause (iii) of Section 1008(b) of this Indenture. For the purpose of making this computation, Asset Sales and Asset Acquisitions that have been made by any Person that has become a Restricted Subsidiary of the Company or been merged with or into the Company of any Restricted Subsidiary of the Company during the Reference Period, or subsequent to the Reference Period and prior to the Transaction Date shall be calculated on a pro forma basis
                                                           --- -----
(including all of the calculations referred to in clauses (1) through (5) above assuming such Asset Sales or Asset Acquisitions occurred on the first day of the Reference Period).

     "Foreign Asset Disposition" means an Asset Disposition in respect of the Capital Stock or Property of a Restricted Subsidiary of the Company or an Eligible Joint Venture to the extent that the proceeds of such Asset Disposition are received by a Person subject in respect of such proceeds to the tax laws of a jurisdiction other than the United States of America or any State thereof or the District of Columbia.

     "GAAP" means generally accepted accounting principles in the U.S. as in effect as of the date of this Indenture applied on a basis consistent with the principles, methods, procedures and practices employed in the preparation of the Company's audited financial statements, including, without limitation, those set forth in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or in such other statements by such other entity as approved by a significant segment of the accounting profession.

     "Guarantee" means any obligation, contingent or otherwise, of any Person directly or indirectly guaranteeing any Debt of any other Person and, without limiting the generality of the foregoing, any obligation, direct or indirect, contingent or otherwise, of such Person (i) to purchase or pay (or advance or supply funds for the purchase or payment of) such Debt of such other Person (whether arising by virtue of partnership arrangements (other than solely by reason of being a general partner of a partnership), or by agreement to keep-well, to purchase assets, goods, securities or services, or to take-or-pay, or to maintain financial statement conditions or otherwise) or (ii) entered into for purposes of assuring in any other manner the obligee of such Debt of the payment thereof or to protect such obligee against loss in respect thereof (in whole or in part), provided that the term "Guarantee" shall not include
                   --------
endorsements for collection or deposit in the ordinary course of business. The term "Guarantee" used as a verb has a corresponding meaning.

     "Holder" means a Person in whose name a Security is registered in the Security Register.

     "Incur" means with respect to any Debt, to incur, create, issue, assume, Guarantee or otherwise become liable for or with respect to, or become responsible for, the payment of, contingently or otherwise, such Debt, provided
                                                                       --------
that neither the accrual of interest (whether such interest is payable in cash or kind) nor the accretion of original issue discount shall be considered an Incurrence of Debt. The term "Incurrence" has a corresponding meaning.

     "Indenture" means this instrument as originally executed or as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof, including, for all purposes of this instrument and any such supplemental indenture, the provisions of the Trust Indenture Act that are deemed to be a part of and govern this instrument and any such supplemental indenture, respectively.

     "Interest Payment Date" means the Stated Maturity of an installment of interest on the Securities.

     "Interest Rate Protection Agreement" means, with respect to any Person, any interest rate protection agreement, interest rate future agreement, interest rate option agreement, interest rate swap agreement, interest rate cap agreement, interest rate collar agreement, interest rate hedge agreement or other similar agreement or arrangement intended to protect such Person or any of its Subsidiaries against fluctuations in interest rates to or under which such Person or any of its Subsidiaries is a party or a beneficiary on the date of this Indenture or becomes a party or a beneficiary thereafter. When the "Person" referred to above is the Company, the foregoing references to "Subsidiaries" shall be deemed to refer to "Restricted Subsidiaries" and the "Eligible Joint Ventures."

     "Investment" in a Person means any investment in, loan or advance to, Guarantee on behalf of, directly or indirectly, or other transfer of assets to such Person (other than sales of products and services in the ordinary course of business).

     "Investment Grade" means with respect to the Securities, (i) in the case of S&P, a rating of at least BBB--, (ii) in the case of Moody's, a rating of at least Baa3, and (iii) in the case of a Rating Agency other than S&P or Moody's, the equivalent rating, or in each case, any successor, replacement or equivalent definition as promulgated by S&P, Moody's or other Rating Agency as the case may be.

     "Issue Date" means the date on which the Securities are first authenticated and delivered under the Indenture.

     "Joint Venture" means a joint venture, partnership or other similar arrangement, whether in corporate, partnership or other legal form.

     "Lien" means, with respect to any Property, any mortgage, lien, pledge, charge, security interest or encumbrance of any kind in respect of such Property, but shall not include any partnership, joint venture, shareholder, voting trust or other similar governance agreement with respect to Capital Stock in a Subsidiary or Joint Venture. For purposes of this Indenture, the Company shall be deemed to own subject to a Lien any Property that it has acquired or holds subject to the interest of a vendor or lessor under any conditional sale agreement, capital lease or other title retention agreement relating to such Property.

     "Net Cash Proceeds" from an Asset Disposition means cash payments received (including any cash payments received by way of a payment of principal pursuant to a note or installment receivable or otherwise, but only as and when received (including any cash received upon sale or disposition of any such note or receivable), excluding any other consideration received in the form of assump-tion by the acquiring Person of Debt or other obligations relating to the Property disposed of in such Asset Disposition or received in any form other than cash) therefrom, in each case, net of (i) all legal, title and recording tax expenses, commissions and other fees and expenses of any kind (including consent and waiver fees and any applicable premiums, earnout or working interest payments or payments in lieu or in termination thereof) incurred, (ii) all federal, state, provincial, foreign and local taxes required to be accrued as a liability under GAAP (a) as a consequence of such Asset Disposition, (b) as a result of the repayment of any Debt in any jurisdiction other than the jurisdiction where the Property disposed of was located or (c) as a result of any repatriation to the United States of any proceeds of such Asset Disposition, (iii) a reasonable reserve for the after-tax-cost of any indemnification payments (fixed and contingent) attributable to seller's indemnities to the purchaser undertaken by the Company, any of its Restricted Subsidiaries or any Eligible Joint Venture in connection with such Asset Disposition (but excluding any payments that by the terms of the indemnities shall not, under any circumstances, be made during the term of the Securities),
(iv) all payments made on any Debt that is secured by such Property, in accordance with the terms of any Lien upon or with respect to such Property or which must by its terms or by applicable law or in order to obtain a required consent or waiver be repaid out of the proceeds from or in connection with such Asset Disposition, and (v) all distributions and other payments made to holders of Capital Stock of Restricted Subsidiaries or Eligible Joint Ventures (other than the Company or its Restricted Subsidiaries) as a result of such Asset Disposition.

     "Net Income" of any Person for any period means the net income (loss) of such Person for such period, determined in accordance with GAAP, except that extraordinary and non-recurring gains and losses as determined in accordance with GAAP shall be excluded.

     "Net Worth" of any Person means, as of any date the aggregate of capital, surplus and retained earnings (including any cumulative currency translation adjustment) of such Person and its consolidated Subsidiaries as would be shown on a consolidated balance sheet of such Person and its consolidated Subsidiaries prepared as of such date in accordance with GAAP. When the "Person" referred to above is the Company, the foregoing references to "Subsidiaries" shall be deemed to refer to "Restricted Subsidiaries."

     "Non-Recourse", as applied to any Debt, means that such Debt is or was Incurred to finance the development, acquisition, construction, operation, ownership, servicing or management of one or more Permitted Facilities that are operated as a single business and technological unit, provided that such Debt is
                                                      --------
without recourse to the Company, any Restricted Subsidiary or any Eligible Joint Venture or to any Property of the Company, any Restricted Subsidiary or any Eligible Joint Venture other than (i) the Property that constitutes such Permitted Facilities, (ii) the income from and proceeds of such Permitted Facilities, (iii) the Capital Stock of the Person that owns the Property that constitutes such permitted Facilities and (iv) the Capital Stock of the Person identified as the primary obligor with respect to such Debt, provided that the
                                                             --------
Person identified in clause (iv), if different from the Person identified in clause (iii), must own a direct or indirect interest in such Permitted Facili-ties and must not own a direct or indirect interest in any other Property except the Capital Stock of the Person identified in clause (iii) or any intermediate Restricted Subsidiary or Eligible Joint Venture, provided further that
                                                 -------- -------
notwithstanding anything in the foregoing to the contrary, Non-Recourse Debt in respect of any Permitted Facility that uses thermal energy drawn from a single localized geothermal reservoir may be cross-collateralized with the Property, income, proceeds and Capital Stock in respect of any other Permitted Facility that uses thermal energy drawn from the same localized geothermal reservoir.

     "Notice of Default" means a written notice of the kind specified in Section 501(5) of this Indenture.

     ["OECD" means the Organization for Economic Cooperation and Development.]

     "Officers' Certificate" means a certificate signed by the Chairman of the Board of Directors or the President or any Vice President or by the Chief Financial Officer or the Secretary or any Assistant Secretary of the Company and delivered to the Trustee. Each such certificate shall comply with Section 314 of the Trust Indenture Act and include the statements provided for in this Indenture if and to the extent required thereby.

     "Opinion of Counsel" means an opinion in writing signed by legal counsel who may be an employee of or counsel to the Company or who may be other counsel satisfactory to the Trustee. Each such opinion shall comply with Section 314 of the Trust Indenture Act and include the statements provided for in this Indenture, if and to the extent required thereby.

     "Outstanding", when used with respect to Securities, means, as of the date of determination, all Securities theretofore authenticated and delivered under this Indenture, except:

          (i) Securities theretofore cancelled by the Trustee or delivered to the Trustee for cancellation;

          (ii) Securities for whose payment or redemption money in the necessary amount has been theretofore deposited with the Trustee or any Paying Agent (other than the Company or a Restricted Subsidiary) in trust for the Holders of such Securities; provided that, if such Securities are to be
                                 --------
     redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefor satisfactory to the Trustee has been made;

          (iii) Securities which have been paid pursuant to Section 306 or in exchange for or in lieu of which other Securities have been authenticated and delivered pursuant to this Indenture, other than any such Securities in respect of which there shall have been presented to the Trustee proof satisfactory to it that such Securities are held by a bona fide purchaser in whose hands such Securities are valid obligations of the Company; and

          (iv) Securities as to which Defeasance has been effected pursuant to
     Section 1202 of this Indenture;

provided that in determining whether the Holders of the requisite principal
- --------
amount of the Outstanding Securities have given, made or taken any request demand, authorization, direction, notice, consent, waiver or other action hereunder as of any date, Securities owned by the Company or any other obligor upon the Securities or any Affiliate or Restricted Subsidiary of the Company or of such other obligor shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent, waiver or other action, only Securities which the Trustee knows to be so owned shall be so disregarded, Securities so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Securities and that the pledgee is not the Company or any other obligor upon the Securities or any Affiliate of the Company or of such other obligor.

     "Paying Agent" means any Person authorized by the Company to pay the principal of (and premium, if any) or interest on any Securities on behalf of the Company.

     "Permitted Facility" means (i) an electric power or thermal energy generation or cogeneration facility or related facilities (including residual waste management and facilities that use thermal energy from a cogeneration facility), and it or their related electric power transmission, fuel supply and fuel transportation facilities, together with its or their related power supply, thermal energy and fuel contracts and other facilities, services or goods that are ancillary, incidental, necessary or reasonably related to the marketing, development, construction, management, servicing, ownership or operation of the foregoing, as well as other contractual arrangements with customers, suppliers and contractors or (ii) any infrastructure facilities related to (A) the treatment of water for municipal and other uses, (B) the treatment and/or management of waste water, (C) the treatment, management and/or remediation of waste, pollution and/or potential pollutants and (D) any other process or environmental purpose.

     "Permitted Investment" means any Investment that is made directly or indirectly by the Company and its Restricted Subsidiaries in (i) a Restricted Subsidiary (not including for this purpose an Eligible Joint Venture) that, directly or indirectly, is or shall be engaged in the construction, development, acquisition, operation, servicing, ownership or management of a Permitted Facility or in any other Person as a result of which such other Person becomes such a Restricted Subsidiary, provided that Investments that constitute Construction Financing
            --------
shall not be deemed to be Permitted Investments (and instead are dealt with in
Section 1010(c) of this Indenture), provided further that at the time that any
                                     -------- -------
of the foregoing Investments is proposed to be made, no Event of Default or event that, after giving notice or lapse of time or both, would become an Event of Default, shall have occurred and be continuing, (ii) any Cash Equivalents,
(iii) prepaid expenses, negotiable instruments held for collection and lease, utility and workers' compensation, performance and other similar deposits in the ordinary course of business consistent with past practice, (iv) loans and advances to employees made in the ordinary course of business and consistent with past practice, (v) Debt incurred pursuant to Currency Protection
Agreements and Interest Rate Protection Agreements as otherwise permitted by this Indenture, (vi) bonds, notes, debentures or other debt securities and instruments received as a result of Asset Dispositions to the extent permitted by Sections 1015 and 1022 of this Indenture and (viii) and bank deposits and other Investments (to the extent they do not constitute Cash Equivalents) required by lenders in connection with any Non-Recourse Debt, provided that the
                                                              --------
President or the Chief Financial Officer of the Company determines in good faith, as evidenced by an Officer's Certificate, that such bank deposits or Investments are required to effect such financings and are not materially more restrictive, taken as a whole, than comparable requirements in comparable financings.

     "Permitted Joint Venture" means a Joint Venture (i) that is or shall be formed with respect to the construction, development, acquisition, servicing, ownership, operation or management of one or more Permitted Facilities and (ii) in which (A) the Company or (B) the Company and Kiewit Energy Company together, directly or indirectly, own at least 70% of the Capital Stock therein (of which the Company must own at least half (in any event not less than 35% of the total outstanding Capital Stock)), provided that if applicable non-U.S. law restricts
                             --------
the amount of Capital Stock that the Company may own, the Company must own at least 70% of the amount of Capital Stock that it may own pursuant to such law, which in any event must be 35% of the total outstanding Capital Stock therein, and (iii) in respect of which the Company alone or in combination with Kiewit Energy Company, directly or indirectly, (a) controls, by voting power, board or management committee membership, or through the provisions of any applicable partnership, shareholder or other similar agreement or under an operating, maintenance or management agreement or otherwise, the management and operation of the Joint Venture or any Permitted Facilities of the Joint Venture or (b) otherwise has significant influence over the management or operation of the Joint Venture or any Permitted Facility of the Joint Venture in all material respects (significant influence includes, without limitation, the right to control or veto any material act or decision) in connection with such management or operation. Any Joint Venture that is a Permitted Joint Venture pursuant to this definition because of the ownership of Capital Stock therein by Kiewit Energy Company shall cease to be a Permitted Joint Venture if (x) Kiewit Energy Company disposes of any securities issued by the Company and, as a result of such disposition, Kiewit Energy Company becomes the beneficial owner (as such term is defined under Rule 13d-3 or any successor rule or regulation promulgated under the Exchange Act) of less than 25% of the outstanding shares of Voting Stock of the Company or (y) (I) as a result of any action other than a disposition of securities by Kiewit Energy Company, Kiewit Energy Company becomes the beneficial owner of less than 25% of the outstanding shares of Voting Stock of the Company and (II) thereafter Kiewit Energy Company disposes of any securities issued by the Company as a result of which the beneficial ownership by Kiewit Energy Company of the outstanding Voting Stock of the Company is further reduced.

     "Permitted Payments" means, with respect to the Company, any of its Restricted Subsidiaries or any Eligible Joint Venture, (i) any dividend on shares of Capital Stock of the Company payable (or to the extent paid) solely in Capital Stock (other than Redeemable Stock) or in options, warrants or other rights to purchase Capital Stock (other than Redeemable Stock) of the Company and any distribution of Capital Stock (other than Redeemable

Capital Stock) of the Company in respect of the exercise of any right to convert or exchange any instrument (whether Debt or equity and including Redeemable Capital Stock) into Capital Stock (other than Redeemable Capital Stock) of the Company, (ii) the repurchase or other acquisition or retirement for value of any shares of the Company's Capital Stock, or any option, warrant or other right to purchase shares of the Company's Capital Stock with additional shares of, or out of the proceeds of a substantially contemporaneous issuance of, Capital Stock other than Redeemable Stock, (iii) any defeasance, redemption, repurchase or other acquisition for value of any Debt that by its terms ranks subordinate in right of payment to the Securities with the proceeds from the issuance of (x) Debt that is subordinate to the Securities a least to the extent and in the manner as the Debt to be defeased, redeemed, repurchased or otherwise acquired is subordinate in right of payment to the Securities, provided that such
                                                       --------
subordinated Debt provides for no mandatory payments of principal by way of sinking fund, mandatory redemption or otherwise (including defeasance) by the Company (including, without limitation, at the option of the holder thereof other than an option given to a holder pursuant to a "Change of Control" or an "Asset Disposition" covenant that is no more favorable to the holders of such Debt than comparable covenants for the Debt being defeased, redeemed, repurchased or acquired or, if none, Sections 1013 and 1015 of this Indenture and such Debt is not in an amount (net of any original issue discount) greater than, any Stated Maturity of the Debt being replaced and the proceeds of such subordinated Debt are utilized for such purpose within 45 days of issuance or
(y) Capital Stock (other than Redeemable Stock), (iv) Restricted Payments in an amount not to exceed $50 million in the aggregate provided that no payment may
                                                  --------
be made pursuant to this clause (iv) if an Event of Default, or an event that, after giving notice or lapse of time or both, would become an Event of Default, has occurred and is continuing, (v) [COMPANY TO REVISE] [any payment required by applicable law or in order to avoid the imposition of any tax, charge, duty, impost or other similar governmental charge,] (vi) a Permitted Investment and
(vii) Investments in Unrestricted Subsidiaries, Eligible Joint Ventures and other Persons that are not Restricted Subsidiaries in an amount not to exceed $50 million in the aggregate, provided that no payment or Investment may
                                     --------
be made pursuant to this clause (vii) if an Event of Default, or an event that, after giving notice or lapse of time or both, would become an Event of Default, has occurred and is continuing.

     "Permitted Working Capital Facilities" means one or more credit agreements providing for the extension of credit to the Company or the Company's working capital purposes, which credit agreements shall be ranked pari passu with or
                                                          ---- -----
subordinate to the Securities in right of payment and may be secured or unsecured.

     "Person" means an individual, a corporation, a partnership, an association, a trust or any other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

     "Predecessor Security" of any particular Security means every previous Security evidencing all or a portion of the same debt as that evidenced by such particular Security; and, for the purposes of this definition, any Security authenticated and delivered under Section 306 of this Indenture in exchange for or in lieu of a mutilated, destroyed, lost or stolen Security shall be deemed to evidence the same debt as the mutilated, destroyed, lost or stolen Security.

     "Preferred Stock" means, with respect to any Person, any and all shares, interests, participations or other equivalents (however designated, whether voting or non-voting) or preferred or preference stock of such Person that is outstanding or issued on or after the date of original issuance of the Securities.

     "Property" of any Person means all types of real, personal, tangible or mixed property owned by such Person whether or not included in the most recent consolidated balance sheet of such Person under GAAP.

     "Rating Agencies" means (i) S&P and (ii) Moody's or (iii) if S&P or Moody's or both do not make a rating of the Securities publicly available, a nationally recognized securities rating agency or agencies, as the case may be, selected by the Company, which shall be substituted for S&P, Moody's or both, as the case may be.

     "Rating Category" means (i) with respect to S&P, any of the following categories: BB, B, CCC, CC, C and D (or equivalent successor categories), (ii) with respect to Moody's, any of the following categories: Ba, B, Caa, Ca, C and D (or equivalent successor categories) and (iii) the equivalent of any such category of S&P or Moody's used by another Rating Agency. In determining whether the rating of the Securities has decreased by one or more gradations, gradations within Rating Categories (+ and - for S&P, 1, 2 and 3 for Moody's or the equivalent gradations for another Rating Agency) shall be taken into account (e.g., with respect to S&P, a decline in a rating from BB+ to BB, as well as from BB- to BB+, shall constitute a decrease of one gradation).

     "Rating Decline" means the occurrence of the following on, or within 90 days after, the earlier of (i) the occurrence of a Change of Control and (ii) the date of public notice of the occurrence of a Change of Control or of the public notice of the intention of the Company to effect a Change of Control (the "Rating Date") which period shall be extended so long as the rating of the Securities is under publicly announced consideration for possible downgrading by any of the Rating Agencies): (a) in the event that the Securities are rated by either Rating Agency on the Rating Date as Investment Grade, the rating of the Securities by both such Rating Agencies shall be reduced below Investment Grade, or (b) in the event the Securities are rated below Investment Grade by both such Rating Agencies on the Rating Date, the rating of the Securities by either Rating Agency shall be decreased by one or more gradations (including gradations within Rating Categories as well as between Rating Categories).

     "Record Expiration Date" has the meaning specified in Section 104 of this Indenture.

     "Redeemable Stock" means any class or series of Capital Stock of any Person that by its terms or otherwise is (i) required to be redeemed prior to the Stated Maturity of the Securities, (ii) redeemable at the option of the holder of such class or series of Capital Stock at any time prior to the Stated Maturity of the Securities or (iii) convertible into or exchangeable for Capital Stock referred to in clause (i) or (ii) above or Debt having a scheduled maturity prior to the Stated Maturity of the Securities, provided that any
                                                         --------
Capital Stock that would not constitute Redeemable Stock but for provisions thereof giving holders thereof the right to require the Company to repurchase or redeem such Capital Stock upon the occurrence of an "asset sale" or a "change of control" occurring prior to the Stated Maturity of the Securities shall not constitute Redeemable Stock if the "asset sale or "change of control" provision applicable to such Capital Stock is no more favorable to the holders of such Capital Stock than the provisions contained Section 1013 and 1015 of this Indenture and such Capital Stock specifically provides that the Company shall not repurchase or redeem any such Capital Stock pursuant to such covenants prior to the Company's repurchase of Securities required to be repurchased by the Company under Sections 1013 and 1015 of this Indenture.

     "Redemption Price", when used with respect to any Security to be redeemed, means the price at which it is to be redeemed pursuant to this Indenture.

     "Reference Period" means the four most recently complete fiscal quarters for which financial information is available preceding the date of a transaction giving rise to the need to make a financial calculation.

     "Regular Record Date", for the interest payable on any Interest Payment Date means the December 31 or June 30 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date.

     "Responsible Officer", when used with respect to the Trustee, means the chairman or any vice chairman of the board of directors, the chairman or any vice-chairman of the executive committee of the board of directors, the chairman of the trust committee, the president, any vice president, the secretary, any assistant secretary, the treasurer, any assistant treasurer, the cashier, any assistant cashier, any trust officer or assistant trust officer, the controller or any assistant controller or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of his knowledge of and familiarity with the particular subject.

     "Restricted Payment" means (i) any dividend or other distribution on any shares of the Company's Capital Stock, (ii) any payment on account of the purchase, redemption, retirement or acquisition for value of the Company's Capital Stock, (iii) any defeasance, redemption, repurchase or other acquisition or retirement for value prior to the scheduled maturity of any Debt ranked subordinate in right of payment to the Securities, (iv) any Investment made in a Person (other than the Company or any Restricted Subsidiary) and (v) designating a Restricted Subsidiary as an Unrestricted Subsidiary. Notwithstanding the foregoing, "Restricted Payment" shall not include any Permitted Payment, except that any payment made pursuant to clauses (iv) and
(v) of the definition of "Permitted Payment" shall be counted in the calculation set forth in clause (c) of Section 1010(a) of this Indenture.

     "Restricted Subsidiary" means any Subsidiary of the Company that is not an Unrestricted Subsidiary.

     "Securities" means securities designated in the first paragraph of the RECITALS OF THE COMPANY.

     "Securities Act" means the Securities Act of 1933 and any statute successor thereto, in each case as amended from time to time.

     "Security Register" and "Security Registrar" have the respective meanings specified in Section 305.

     "Senior Debt" means the principal of and interest on all Debt of the Company whether created, Incurred or assumed before, on or after the date of original issuance of the Securities (other than the Securities), provided that
                                                                 --------
Senior Debt shall not include (i) Debt that, when Incurred and without respect to any election under Section 1111(b) of Title 11, United States Code, was with-out recourse to the Company, (ii) Debt of the Company to any Affiliate and (iii) any Debt of the Company that, by the terms of the instrument creating or evidencing the same, is specifically designated as not being senior in right of payment to the Securities.

     "Significant Subsidiary" means a Restricted Subsidiary that is a "significant subsidiary" as defined in Rule 1-02(v) of Regulation S-X under the Securities Act and the Exchange Act.

     "Special Record Date" for the payment of any Defaulted Interest means a date fixed by the Trustee pursuant to Section 307 of this Indenture.

     "Stated Maturity" means, with respect to any debt security or any installment of interest thereon, the date specified in such debt security as the fixed date on which any principal of such debt security or any such installment of interest is due and payable (including as a result of the Company's election to cause the Interest Commencement Date to occur prior to the Scheduled Inter-est Commencement Date).

     "Subsidiary" means, with respect to any Person including, without limitation, the Company and its Subsidiaries, (i) any corporation or other entity of which such Person owns, directly or indirectly, a majority of the Capital Stock or other ownership interests and has ordinary voting power to elect a majority of the board of directors or other persons performing similar functions, and (ii) with respect to the Company and, as appropriate, its Subsidiaries, any Permitted Joint Venture, including, without limitation, Coso Funding Corp., Coso Finance Partners, Coso Energy Developers and Coso Power Developers, provided that in respect of any Subsidiary that is not a Permitted
            --------
Joint Venture, the Company must exercise control over such Subsidiary and its Property to the same extent as a Permitted Joint Venture.

     "Subsidiary Refinancing Debt" means Debt issued in exchange for, or the proceeds of which are used to refinance (including to purchase), outstanding Debt of a Restricted Subsidiary or an Eligible Joint Venture, including, without limitation, Construction Financing, in an amount (or, if such new Debt provides for an amount less than the principal amount thereof to be due and payable upon a declaration of acceleration thereof, with an original issue price) not to exceed the amount so exchanged or refinanced (plus accrued interest or dividends and all fees, premiums (in excess of accreted value) and expenses related to such exchange or refinancing), for which purpose the amount so exchanged or refinanced shall not exceed, in the case of Debt, to the lesser of (x) the principal amount of the Debt so exchanged or refinanced and (y) if the Debt being exchanged or refinanced was issued with an original issue discount, the accreted value thereof (as determined in accordance with GAAP) at the time of such exchange or refinancing, and, in the case of an equity investment made in lieu of Construction Financing, an amount not to exceed 85% of the aggregate investment in such Restricted Subsidiary or such Eligible Joint Venture at the time of such exchange or refinancing, provided that (A) such Debt shall be Non-Recourse at least to the same extent,
- --------
if any, as the Debt so exchanged or refinanced is Non-Recourse, (B) the Average Life of the new Debt shall be equal to or greater than the Average Life of the Debt to be exchanged or refinanced and (C) the final Stated Maturity of the new Debt shall not be sooner than the earlier of the final Stated Maturity of the Debt to be exchanged or refinanced or six months after the final Stated Maturity of the Securities, provided further that upon the first refinancing of any
                   -------- -------
Construction Financing of a Restricted Subsidiary or an Eligible Joint Venture,
(i) the amount of the Construction Financing that is exchanged or refinanced shall not exceed 85% of the aggregate investment in such Restricted Subsidiary or such Eligible Joint Venture at the time of such exchange or refinancing, (ii) the amount of the Subsidiary Refinancing Debt issued in exchange for or to refinancing such Construction Financing shall not be limited by this provision and (iii) the Subsidiary Refinancing Debt issued in exchange for or to refinancing such Construction Financing shall not be subject to the provisions of the foregoing clauses (B) and (C) of this provision.

     "Trade Payables" means, with respect to any Person, any accounts payable or any other indebtedness or monetary obligation to trade creditors Incurred, created, assumed or Guaranteed by such Person or any of its Subsidiary arising in the ordinary course of business.

     "Trustee" means the Person named as the "Trustee" in the first paragraph of this Indenture until a successor Trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean such successor Trustee.

     "Trust Indenture Act" means the Trust Indenture Act of 1939 as in force at the date as of which this Indenture was executed; provided that in the event
                                                   --------
the Trust Indenture Act of 1939 is amended after such date, "Trust Indenture Act" means to the extent required by any such amendment, the Trust Indenture Act of 1939 as so amended.

     "Unrestricted Subsidiary" means any Subsidiary of the Company that is not a Restricted Subsidiary and includes any Restricted Subsidiary that becomes an Unrestricted Subsidiary in accordance with the requirements set forth in the next sentence. The Board of Directors may designate any Restricted Subsidiary as an Unrestricted Subsidiary if (a) such designation is in compliance with
Section 1010(a) of this Indenture and (b) after giving effect to such designation, such Subsidiary does not own, directly or indirectly, a majority of the Capital Stock or the Voting Shares of any Restricted Subsidiary or any Eligible Joint Venture. Any such designation shall be effected by filing with the Trustee a certified copy of the resolution of the Board of Directors that contains such designation together with an Officer's Certificate certifying that such designation complies with the requirements of the immediately preceding sentence. No Debt or other obligation of an Unrestricted Subsidiary may be with recourse to the Company, any of its Restricted Subsidiaries, any Eligible Joint Venture or any of their respective Property.

     "U.S. Government Obligations" means securities that are (i) direct obligations of the U.S. for the payment of which its full faith and credit is pledged or (ii) obligations of a Person controlled or supervised by and acting as an agency or instrumentality of the U.S., the payment of which is unconditionally guaranteed as a full faith and credit obligation by the U.S., that, in either case are not callable or redeemable at the option of the issuer thereof, and shall also include a depository receipt issued by a bank or trust company as custodian with respect to any such U.S. Government Obligations or a specific payment of interest on or principal of any such U.S. Government Obligation held by such custodian for the account of the holder of a depository receipt, provided that (except as required by law) such custodian is not authorized to
- --------
make any deduction from the amount payable to the holder of such depository receipt from any amount received by the custodian in respect of the U.S. Government Obligation or the specific payment of interest on or principal of the U.S. Government Obligation evidenced by such depository receipt.

     "Vice President", when used with respect to the Company or the Trustee, means any vice president, whether or not designated by a number or a word or words added before or after the title "vice president".

     "Voting Stock" means, with respect to any Person, Capital Stock of any class or kind ordinarily having the power to vote for the election of directors (or person fulfilling similar responsibilities) of such Person.

Section 102.  Compliance Certificates and Opinions.
              ------------------------------------

     Upon any application or request by the Company to the Trustee to take any action under any provision of this Indenture, the Company shall furnish to the Trustee such certificates and opinions as may be required under the Trust Indenture Act. Each such certificate or opinion shall be given in the form of an Officers' Certificate, if to be given by an officer of the Company, or an Opinion of Counsel, if to be given by counsel, and shall comply with the requirements of the Trust Indenture Act and any other requirement set forth in this Indenture.

     Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include

     (1) a statement that each individual signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

     (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

     (3) a statement that, in the opinion of each such individual, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

     (4) a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.

Section 103.  Form of Documents Delivered to Trustee.
              --------------------------------------

     In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

     Any certificate or opinion of an officer of the Company may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such certificate or opinion of counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Company stating that the information with respect to such factual matters is in the possession of the Company, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

     Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

Section 104.  Acts of Holders; Record Dates.
              -----------------------------

     Any request, demand, authorization, direction, notice, consent, waiver or other action provided or permitted by this Indenture to be given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by an agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee and, where it is hereby expressly required, to the Company. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 601 of this Indenture) conclusive in favor of the Trustee and the Company, if made in the manner provided in this Section 104.

     The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by a signer acting in a capacity other than his individual capacity, such certificate or affidavit shall also constitute sufficient proof of his authority. The fact and date of the execution of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other manner which the Trustee deems sufficient.

     The ownership of Securities shall be proved by the Security Register.

     Any request, demand, authorization, direction, notice, consent, waiver or other Act of the Holder of any Security shall bind every future Holder of the same Security and the Holder of every Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee or the Company in reliance thereon, whether or not notation of such action is made upon such Security.

     The Company may set any day as a record date for the purpose of determining the Holders of Outstanding Securities entitled to give or take any request, demand, authorization, direction, notice, consent, waiver or other action provided or permitted by this Indenture to be given or taken by Holders of Securities, provided that the Company may not set a record date
                       --------
for, and the provisions of this paragraph shall not apply with respect to, the giving or making of any notice, declaration, request or direction referred to in the next paragraph. If any record date is set pursuant to this paragraph, the Holders of Outstanding Securities on such record date, and no other Holders, shall be entitled to take the relevant actions whether or not such Holders remain Holders after such record date; provided that no such
                                                    --------
action shall be effective hereunder unless taken on or prior to the applicable Record Expiration Date by Holders of the requisite principal amount of Outstanding Securities on such record date; and provided further that for the
                                                -------- -------
purpose of determining whether Holders of the requisite principal amount of such Securities have taken such action, no Security shall be deemed to have been Outstanding on such record date unless it is also Outstanding on the date such action is to become effective. Nothing in this paragraph shall prevent the Company from setting a new record date for any action for which a record date has previously been set pursuant to this paragraph (whereupon the record date previously set shall automatically and with no action by any Person be cancelled and of no effect), nor shall anything in this paragraph be construed to render ineffective any action taken by Holders of the requisite principal amount of Outstand-ing Securities on the date such action is taken. Promptly after any record date is set pursuant to this paragraph, the Company, at its own expense, shall cause notice of such record date, the proposed action by Holders and the applicable Record Expiration Date to be given to the Trustee in writing and to each Holder of Securities in the manner set forth in Section 106 of this Indenture.

     The Trustee may set any day as a record date for the purpose of determining the Holders of Outstanding Securities entitled to join in the giving or making of (i) any Notice of Default, (ii) any declaration of acceleration referred to in Section 502, (iii) any request to institute proceedings referred to in Section 507(2) or (iv) any direction referred to in
Section 512. If any record date is set pursuant to this paragraph, the Holders of Outstanding Securities on such record date, and no other Holders, shall be entitled to join in such notice, declaration, request or direction, whether or not such Holders remain Holders after such record date; provided that no
                                                           --------
such action shall be effective hereunder unless taken on or prior to the applicable Record Expiration Date by Holders of the requisite principal amount of Outstanding Securities on such record date; and provided further that for
                                                   -------- -------
the purpose of determining whether Holders of the requisite principal amount of such Securities have taken such action, no Security shall be deemed to have been Outstanding on such record date unless it is also Outstanding on the date such action is to become effective. Nothing in this paragraph shall be construed to prevent the Trustee from setting a new record date for any action (whereupon the record date previously set shall automatically and without any action by any Person be cancelled and of no effect), nor shall anything in this paragraph be construed to render ineffective any action taken by Holders of the requisite principal amount of Outstanding Securities on the date such action is taken. Promptly after any record date is set pursuant to this paragraph, the Trustee, at the Company's expense, shall cause notice of such record date, the matter(s) to be submitted for potential action by Holders and the applicable Record Expiration Date to be given to the Company in writing and to each Holder of Securities in the manner set forth in Section 106 of this Indenture.

     With respect to any record date set pursuant to this Section 104, the party hereto that sets such record date may designate any day as the "Record Expiration Date" and from time to time may change the Record Expiration Date to any earlier or later day, provided that no such change shall be effective
                             --------
unless notice of the proposed new Record Expiration Date is given to the other party hereto in writing, and to each Holder of Securities in the manner set forth in Section 106 of this Indenture, on or before the existing Record Expiration Date. If a Record Expiration Date is not designated with respect to any record date set pursuant to this Section 104, the party hereto that set such record date shall be deemed to have initially designated the 180th day after such record date as the Record Expiration Date with respect thereto, subject to its right to change the Record Expiration Date as provided in this paragraph. Notwithstanding the foregoing, no Record Expiration Date shall be later than the 180th day after the applicable record date.

     Without limiting the foregoing, a Holder entitled hereunder to take any action hereunder with regard to any particular Security may do so with regard to all or any part of the principal amount of such Security or by one or more duly appointed agents each of which may do so pursuant to such appointment with regard to all or any part of such principal amount.

Section 105.  Notices, Etc., to Trustee and Company.
             -------------------------------------

     Any request, demand, authorization, direction, notice, consent, waiver or Act of Holders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with,

     (1) the Trustee by any Holder or by the Company shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing and mailed, first-class postage prepaid, to or with the Trustee at its Corporate Trust Office, Attention: Corporate Trust Administration, or

     (2) the Company by the Trustee or by any Holder shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to the Company addressed to it at the address of its principal office specified in the first paragraph of this Indenture, Attention: General Counsel, or at any other address previously furnished in writing to the Trustee by the Company.

Section 106.  Notice to Holders; Waiver.
              -------------------------

     Where this Indenture provides for notice to Holders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to each Holder affected by such event, at his or her address as it appears in the Security Register, not later than the latest date (if any), and not earlier than the earliest date (if any), prescribed for the giving of such notice. In any case where notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders. Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

     In case by reason of the suspension of regular mail service or by reason of any other cause it shall be impracticable to give such notice by mail, then such notification as shall be made with the approval of the Trustee shall constitute a sufficient notification for every purpose hereunder.

Section 107.  Conflict with Trust Indenture Act.
              ---------------------------------

     If any provision hereof limits, qualifies or conflicts with a provision of the Trust Indenture Act that is required under such Act to be part of and govern this Indenture, the latter provision shall control. If any provision of this Indenture modifies or excludes any provision of the Trust Indenture Act that may be so modified or excluded, the latter provision shall be deemed to apply to this Indenture as so modified or to be excluded, as the case may be.

Section 108.  Effect of Headings and Table of Contents.
              ----------------------------------------

     The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

Section 109.  Successors and Assigns.
              ----------------------

     All covenants and agreements in this Indenture by the Company shall bind its successors and assigns, whether so expressed or not.

Section 110.  Separability Clause.
              -------------------

     In case any provision in this Indenture or in the Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby, it being intended that all of the provisions hereof shall be enforceable to the full extent permitted by law.

Section 111.  Benefits of Indenture.
              ---------------------

     Nothing in this Indenture or in the Securities, express or implied, shall give to any Person other than the parties hereto and their successors hereunder and the Holders of Securities, any benefit or any legal or equitable right, remedy or claim under this Indenture. This Indenture may not be used to interpret another indenture, loan agreement or debt agreement of the Company or any of its Subsidiaries. Any such indenture, loan or debt agreement may not be utilized to interpret this Indenture.

Section 112.  Governing Law.
              -------------

     THIS INDENTURE AND THE SECURITIES SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, AS APPLIED TO CONTRACTS MADE AND PERFORMED WITHIN THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCI-

PLES OF CONFLICTS OF LAW. THE COMPANY HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY NEW YORK STATE COURT SITTING IN THE BOROUGH OF MANHATTAN IN THE CITY OF NEW YORK OR ANY FEDERAL COURT SITTING IN THE BOROUGH OF MANHATTAN IN THE CITY OF NEW YORK IN RESPECT OF ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS INDENTURE AND THE SECURITIES, AND IRREVOCABLY ACCEPTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, JURISDICTION OF THE AFORESAID COURTS. THE COMPANY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT THAT IT MAY EFFECTIVELY DO SO UNDER APPLICABLE LAW, TRIAL BY JURY AND ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT AND ANY CLAIM THAT ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. NOTHING HEREIN SHALL AFFECT THE RIGHT OF THE TRUSTEE OR ANY HOLDER OF THE SECURITIES TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST THE COMPANY IN ANY OTHER JURISDICTION.

Section 113.  Legal Holidays.
              --------------

     In any case where any Interest Payment Date, Redemption Date, Purchase Date or Stated Maturity of any Security shall not be a Business Day, then (notwithstanding any other provision of this Indenture or of the Securities) payment of interest or principal (and premium, if any) need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect (including with respect to the accrual of interest) as if made on the Interest Payment Date, Redemption Date or Purchase Date, or at the Stated Maturity.

Section 114.  No Recourse Against Others.
              --------------------------

     A director, officer, employee, stockholder or incorporator, as such, of the Company shall not have any liability for any obligations of the Company under the Securities or this Indenture or for any claim based on, in respect of or by reason of such obligations or their creation. Each Holder by accepting a Security waives and releases all such liability. Such waiver and release are part of the consideration for the issuance of the Securities.

Section 115.  Duplicate Originals.
              -------------------

     All parties may sign any number of copies or counterparts of this Indenture. Each signed copy or counterpart shall be an original, but all of them together shall represent the same agreement.


                                  ARTICLE TWO

                                 Security Forms

Section 201.  Forms Generally.
              ---------------

     The Securities and the Trustee's certificates of authentication shall be in substantially the forms set forth in this Article Two, with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange or as may, consistently herewith, be determined by the officers executing such Securities, as evidenced by their execution thereof.

     The definitive Securities shall be printed, lithographed or engraved or produced by any combination of these methods on steel engraved borders or may be produced in any other manner permitted by the rules of any securities exchange on which the Securities may be listed, all as determined by the officers executing such Securities, as evidenced by their execution of such Securities.

Section 202.  Form of Face of Security.
              ------------------------

     Original Issue Discount - The Securities represented hereby are issued with "original issue discount" within the meaning of Section 1273 of the Internal Revenue Code of 1986, as amended (the "Code"). For purposes of Sec-tion 1275 of the Code (i) the issue date of this Note is

____________, 1994; (ii) the yield to maturity is ______ percent; (iii) the original issue discount per $1,000 face amount at which this Note is issued is $___________; and (iv) the issue price of this Security is $___________ per $1,000 face amount.


                        CALIFORNIA ENERGY COMPANY, INC.
           ___ % Senior Discount Notes Due 2004.



No. _________                                                     $_____________
                                                          CUSIP No._____________

     California Energy Company, Inc., a corporation duly organized and existing under the laws of the State of Delaware (herein called the "Company", which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to _________________, or registered assigns, the principal sum of ___________________ Dollars on ________, 2004 and to pay interest thereon from January 15, 1997 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually on January 15 and July 15 in each year, commencing July 15, 1997 at the rate of _____% per annum, until the principal hereof is paid or duly provided for, provided that any principal and premium, if any, and any such
              --------
installment of interest, which is overdue shall bear interest at the rate of _____% per annum (to the extent that the payment of such interest shall be legally enforceable), from the dates such amounts are due until they are paid or duly provided for, and such interest shall be payable on demand. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date shall, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the ___________ or _______ (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for shall forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this

Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

     The principal of this Security shall not bear or accrue interest until __________, 1997, provided that in the case of a default in payment of principal
                  --------
upon acceleration, redemption or repurchase and, in such case, the overdue principal and any overdue premium shall bear interest at the rate of ______% per annum (to the extent that the payment of such interest shall be legally enforceable), from the dates such amounts are due until they are paid or duly provided for. Interest on any overdue principal or premium shall be payable on demand. Any such interest on overdue principal or premium which is not paid on demand shall bear interest at the rate of ______% per annum (to the extent that the payment of such interest on interest shall be legally enforceable), from the date of such demand until the amount so demanded is paid or duly provided for, and such shall be payable on demand.

     Payment of the principal of (and premium, if any) and any interest on this Security shall be made at the office or agency of the Company maintained for that purpose in the Borough of Manhattan, The City of New York, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts, provided that at the option of
                                                --------
the Company payment of interest may be made by check mailed to the address of the person entitled thereto as such address shall appear in the Security Register.

     Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

     IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.

                                                 CALIFORNIA ENERGY COMPANY, INC.

[Seal]

                                                 By:
                                                    ---------------------------
                                                        Title:
Attest:

- ---------------------------------
Title:


Section 203.  Form of Reverse of Security.
              ---------------------------

     This Security is one of a duly authorized issue of Securities of the Company designated as its _____% Senior Discount Notes due 2004 (herein called the "Securities"), limited in aggregate principal amount at Stated Maturity to $___________, issued and to be issued under an Indenture, dated as of ______________, 1994 (herein called the "Indenture", which term shall have the meaning assigned to it in such instrument), between the Company and IBJ Schroder Bank & Trust Company, as Trustee (herein called the "Trustee" which term includes any successor trustee under the Indenture), and reference is hereby made to the Indenture for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered.

     The Securities are subject to redemption upon not less than 30 nor more than 60 days' notice by mail, at any time on or after _______________, 1999 and prior to maturity, as a whole or in part, at the election of the Company, at the following Redemption Prices (expressed as percentages of the principal amount at Stated Maturity): If redeemed during the 12-month period commencing on or after _________________ of the years indicated,

                                            Redemption
          Year                                 Price
          ----                            ----------------

          1999.............................

          2000.............................

          2001 and thereafter..............     101%

and thereafter at a Redemption Price equal to 100% of the principal amount at Stated Maturity, together in the case of any such redemption with accrued interest, if any, to the Redemption Date, but interest installments whose Stated Maturity is on or prior to such Redemption Date shall be payable to the Holders of such Securities, or one or more predecessor Securities, of record at the close of business on the relevant Record Dates referred to on the face hereof, all as provided in the Indenture.

     The Securities do not have the benefit of any sinking fund obligations.

     Upon the occurrence of both a Change of Control and a Rating Decline, the Company shall be required to make an Offer to Purchase all or a specified portion of the Securities at a Purchase Price in cash equal to 101 percent of the Accreted Value thereof on any Purchase Date occurring prior to January, 1997, plus accrued and unpaid cash interest, if any, to such Purchase Date not otherwise included in Accreted Value, or 101 percent of the principal amount thereof payable at Stated Maturity on any Purchase Date occurring on or after ___________, 1999 plus accrued and unpaid interest, if any, to such Purchase Date. If the Company or any Restricted Subsidiary consummates an Asset Sale, under certain circumstances, the Company shall be required to make an Offer to Purchase up to all or a specified portion of the Securities at a Purchase Price in cash equal to 100 percent of the Accreted Value thereof on any Purchase Date occurring prior to the January 15, 1997, plus accrued and unpaid cash interest, if any, to such Purchase

Date not otherwise included in Accreted Value, or 101 percent of the principal amount thereof at Stated Maturity on any Purchase Date occurring on or after January 15, 1999, plus accrued and unpaid interest, if any, to such Purchase Date, in an amount equal to any Net Cash Proceeds from such an Asset Sale which are not used to reinvest in Replacement Assets and/or repay in a permanent reduction of pari passu Debt of the Company or Debt of its Restricted
             ---- -----
Subsidiaries. Holders of Securities that are subject to an Offer to Purchase shall receive an Offer to Purchase from the Company prior to the related Purchase Date, and may elect to have such Securities purchased by completing the form entitled "Option of Holder to Elect Purchase" appearing on the reverse side of the Security.

     In the event of redemption, or purchase pursuant to an Offer to Purchase, of this Security in part only, a new Security or Securities for the unredeemed or unpurchased portion hereof shall be issued in the name of the Holder hereof upon the cancellation hereof.

     The Indenture contains provisions for defeasance at any time of the entire Debt of this Security or certain restrictive covenants and Events of Default with respect to this Security, in each case upon compliance with certain conditions set forth in the Indenture.

     If an Event of Default shall occur and be continuing, there may be declared due and payable the Default Amount of the Securities, in the manner and with the effect provided in the Indenture. Until and including January 15, 1997, the Default Amount in respect of this Security as of any particular date shall equal the Accreted Value of this Security as of such date. On and after January 15, 1997, the Default Amount in respect of this Security as of any particular date shall equal 100% of the principal amount payable in respect of this Security at the Stated Maturity hereof. Upon payment of (i) the Default Amount so declared due and payable and any overdue installment of interest in respect of this Security, (ii) any overdue principal or premium payable on redemption or repurchase of this Security as provided on the face hereof, any interest on any overdue Default Amount, principal, premium or interest in respect of this

Security (to the extent that the payment of such interest shall be legally enforceable), all of the Company's obligations in respect of the payment of the principal of and any premium and interest on this Security shall terminate.

     The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in aggregate principal amount at Stated Maturity of the Securities at the time Outstanding. The Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount at Stated Maturity of the Securities at the time Outstanding, on behalf of the Holders of all the Securities, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. In addition, without the consent of any Holder of a Security, the Indenture and the Securities may be amended and supplemented to cure any ambiguity or inconsistency, make other changes which shall not ad-versely affect in any material aspect the rights of the Holders or certain other matters specified in the Indenture. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

     As provided in and subject to the provisions of the Indenture, the Holder of this Security shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver, or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Securities, the Holders of not less than 25 percent in principal amount at Stated Maturity of the Securities at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity and the Trustee shall not have received from the Holders of a majority in principal amount at Stated Maturity of Securities at the time Outstanding a direction inconsistent with such request, and shall have failed to institute any such proceeding, for 30 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to certain suits described in the Indenture, including any suit instituted by the Holder of this Security for the enforcement of any payment of principal hereof or any premium or interest hereon on or after the respective due dates expressed herein (or, in the case of redemption, on or after the Redemption Date or, in the case of any purchase of this Security required to be made pursuant to an Offer to Purchase, on or after the Purchase Date).

     No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of (and premium, if any) and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

     As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in the Borough of Manhattan, The City of New York, (which initially will be the corporate trust office of the Trustee), duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities, of authorized denominations and for the same aggregate principal amount, shall be issued to the designated transferee or transferees.

     The Securities are issuable only in registered form without coupons in denominations of $1,000 and any integral multiple thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities are exchangeable for a like aggregate principal amount of Securities of like tenor of a different autho-rized denomination, as requested by the Holder surrendering the same.

     No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

     A director, officer, employee, stockholder or incorporator of the Company shall not have any liability for any obligations of the Company under this Security or the Indenture or for any claim based on, in respect of or by reason of such obligations or their creation. Each Holder by accepting this Security waives and releases all such liability. Such waiver and release are part of the consideration for the issuance of this Security.

     Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

     Interest on this Security shall be computed on the basis of a 360-day year of twelve 30-day months.

     All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

     The Indenture and this Security shall be governed by and construed in accordance with the laws of the State of New York, as applied to contracts made and performed under the State of New York, without regard to principles of conflicts of law.

                                ASSIGNMENT FORM

     To assign this Security, fill in the form below: (I) or (we) assign and transfer this Security to

- --------------------------------------------------------------------------------
                 (Insert assignee's soc. sec. or tax I.D. no.)

- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------
             (Print or type assignee's name, address and zip code)

and irrevocably appoint
                       ---------------------------------------------------------
agent to transfer this Security on the books of the Company. The agent may substitute another to act for him.



Date:  _________________________


Dated:                        Your Signature:
                                             -----------------------------------
                         (sign exactly as name appears on the other side of this Security)

Signature Guarantee:
                    ------------------------------------------------------------
                    (Signature must be guaranteed by a financial institution that is a member of the Securities Transfer Agent Medallion Program ("STAMP"), the Stock Exchange Medallion Program ("SEMP"), the New York Stock Exchange, Inc. Medallion Signature Program ("MSP") or such other signature guarantee program as may be determined by the Security Registrar in addition to, or in substitution for, STAMP, SEMP or MSP, all in accordance with the Securities Exchange Act of 1934, as amended.)

                       OPTION OF HOLDER TO ELECT PURCHASE

     If you want to elect to have this Security purchased in its entirety by the Company pursuant to Section 1013 or 1015 of the Indenture, check the box:

     If you want to elect to have only a part of the principal amount at Stated Maturity of this Security purchased by the Company pursuant to Section 1013 or 1015 of the Indenture, state the portion of such amount: $________


Dated:                        Your Signature:
                                             -----------------------------------
                         (sign exactly as name appears on the other side of this Security)

Signature Guarantee:
                    ------------------------------------------------------------
                    (Signature must be guaranteed by a financial institution that is a member of the Securities Transfer Agent Medallion Program ("STAMP"), the Stock Exchange Medallion Program ("SEMP"), the New York Stock Exchange, Inc. Medallion Signature Program ("MSP") or such other signature guarantee program as may be determined by the Security Registrar in addition to, or in substitution for, STAMP, SEMP or MSP, all in accordance with the Securities Exchange Act of 1934, as amended.)

Section 204.  Form of Trustee's Certificate of Authentication.
              -----------------------------------------------

                    Dated:

     This is one of the Securities referred to in the within-mentioned
Indenture.


                                    IBJ SCHRODER BANK & TRUST COMPANY,
                                                            As Trustee

                                    By
                                       -------------------------------
                                       Authorized Signatory

                                 ARTICLE THREE

                                 The Securities

Section 301.  Title and Terms.
              ---------------

     The aggregate principal amount at Stated Maturity of Securities which may be authenticated and delivered under this Indenture is limited to $___________, except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities pursuant to Section 304, 305, 306, 906 or 1108 or in connection with an Offer to Purchase pursuant to
Section 1013 or 1015.

     The Securities shall be known and designated as the "_____% Senior Discount Notes due 2004" of the Company. Their Stated Maturity shall be __________, 2004 and they shall bear interest at the rate of _____% per annum, from __________, 1997 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, as the case may be, payable semi-annually on __________ and _______, commencing _______, 1997 until the principal thereof is paid or made available for payment.

     The principal of (and premium, if any) and interest on the Securities shall be payable at the office or agency of the Company in the Borough of Manhattan, The City of New York maintained for such purpose and at any other office or agency maintained by the Company for such purpose; provided that at the option
                                                   --------
of the Company payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register.

     The Company may be required to make an Offer to Purchase the Securities as provided in Sections 1013 and 1015 of this Indenture.

     The Securities shall be redeemable as provided in Article Two and Article Eleven of this Indenture.

     The Securities shall be subject to Defeasance and/or Covenant Defeasance as provided in Article Twelve of this Indenture.

Section 302.  Denominations.
              -------------

     The Securities shall be issuable only in registered form without coupons and only in denominations of $1,000 principal amount and any integral multiple thereof.

Section 303.  Execution, Authentication, Delivery and Dating.
              ----------------------------------------------

     The Securities shall be executed on behalf of the Company by its Chairman of the Board, its President or one of its Vice Presidents, under its corporate seal reproduced thereon attested by its Secretary or one of its Assistant Secretaries. The signature of any of these officers on the Securities may be manual or facsimile.

     Securities bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Securities or did not hold such offices at the date of such Securities.

     At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Securities executed by the Company to the Trustee for authentication, together with a Company Order for the authentication and delivery of such Securities; and the Trustee in accordance with such Company Order shall authenticate and deliver such Securities as in this Indenture provided and not otherwise.

     Each Security shall be dated the date of its authentication.

     No Security shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Security a certificate of authentication substantially in the form provided for herein executed by the Trustee by manual signature, and such certificate upon any Security shall be conclusive evidence, and the only evidence, that such Security has been duly authenticated and delivered hereunder.

Section 304.  Temporary Securities.
              --------------------

     Pending the preparation of definitive Securities, the Company may execute, and upon Company Order the Trustee shall authenticate and deliver, temporary Securities which are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Securities in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Securities may determine, as evidenced by their execution of such Securities.

     If temporary Securities are issued, the Company shall cause definitive Securities to be prepared without unreasonable delay. After the preparation of definitive Securities, the temporary Securities shall be exchangeable for definitive Securities upon surrender of the temporary Securities at any office or agency of the Company designated pursuant to Section 1002 of this Indenture without charge to the Holder. Upon surrender for cancellation of any one or more temporary Securities the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a like principal amount of definitive Securities of authorized denominations and of a like tenor. Until so exchanged the temporary Securities shall in all respects be entitled to the same benefits under this Indenture as definitive Securities.

Section 305.   Registration, Registration of Transfer and Exchange.
               ---------------------------------------------------

     The Company shall cause to be kept at the Corporate Trust Office of the Trustee a register (the register maintained in such office and in any other office or agency designated pursuant to Section 1002 of this Indenture being herein sometimes collectively referred to as the "Security Register") in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of Securities and of transfers of Securities. The Trustee is hereby appointed "Security Registrar" for the purpose of registering Securities and transfers of Securities as herein provided.

     Upon surrender for registration of transfer of any Security at an office or agency of the Company designated pursuant to Section 1002 of this Indenture for such purpose, the Company shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Securities of any authorized denominations and of a like aggregate principal amount and tenor.

     At the option of the Holder, Securities may be exchanged for other Securities of any authorized denominations and of a like aggregate principal amount and tenor, upon surrender of the Securities to be exchanged at such office or agency. Whenever any Securities are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and deliver, the Securities which the Holder making the exchange is entitled to receive.

     All Securities issued upon any registration of transfer or exchange of Securities shall be the valid obligations of the Company, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Securities surrendered upon such registration of transfer or exchange.

     Every Security presented or surrendered for registration of transfer or for exchange shall (if so required by the Company or the Trustee) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed, by the Holder thereof or his attorney duly authorized in writing.

     No service charge shall be made for any registration of transfer or exchange of Securities, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Securities, other than exchanges pursuant to Section 304, 906 or 1108 or in accordance with any Offer to Purchase pursuant to Section 1013 or 1015 of this Indenture, and in any such case not involving any transfer.

     Neither the Trustee, the Security Registrar nor the Company shall be required (i) to issue, register the transfer of or exchange any Security during a period beginning at the opening of business 15 days before the day of the mailing of a notice of redemption of Securities selected for redemption under
Section 1104 of this Indenture and ending at the close of business on the day of such mailing, or (ii) to register the transfer of or exchange any Security so selected for redemption in whole or in part, except the unredeemed portion of any Security being redeemed in part.

Section 306.   Mutilated, Destroyed, Lost and Stolen Securities.
               ------------------------------------------------

     If any mutilated Security is surrendered to the Trustee, the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a new Security of like tenor and principal amount and bearing a number not contemporaneously outstanding.

     If there shall be delivered to the Company and the Trustee (i) evidence to their satisfaction of the destruction, loss or theft of any Security and (ii) such security or indemnity as may be required by them to save each of them and any agent of either of them harmless, then, in the absence of notice to the Company or the Trustee that such Security has been acquired by a bona fide purchaser, the Company shall execute and upon its request the Trustee shall authenticate and deliver, in lieu of any such destroyed, lost or stolen Security, a new Security of like tenor and principal amount and bearing a number not contemporaneously outstanding.

     In case any such mutilated, destroyed, lost or stolen Security has become or is about to become due and payable, the Company in its discretion may, instead of issuing a new Security, pay such Security.

     Upon the issuance of any new Security under this Section, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

     Every new Security issued pursuant to this Section 306 in lieu of any destroyed, lost or stolen Security shall constitute an original additional contractual obligation of the Company, whether or not the destroyed, lost or stolen Security shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Securities duly issued hereunder.

     The provisions of this Section 306 are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities.

Section 307.   Payment of Interest; Interest Rights Preserved.
               -----------------------------------------------

     Interest on any Security which is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest.

     Any interest on any Security which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date (herein called "Defaulted Interest") shall forthwith cease to be payable to the Holder on the relevant Regular Record Date by virtue of having been such Holder, and such Defaulted Interest may be paid by the Company, at its election in each case, as provided in Clause (1) or (2) below:

     (1) The Company may elect to make payment of any Defaulted Interest to the Persons in whose names the Securities (or their respective Predecessor Securities) are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Security and the date of the proposed payment and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this Clause provided. Thereupon the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company of such Special Record Date and, in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be given to each Holder in the manner specified in Section 106 of this Indenture not less than 10 days prior to such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been so mailed, such Defaulted Interest shall be paid to the Persons in whose names the Securities (or their respective Predecessor Securities) are registered at the close of business on such Special Record Date and shall no longer be payable pursuant to the following Clause (2).

     (2) The Company may make payment of any Defaulted Interest in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Company to the Trustee of the proposed payment pursuant to this Clause, such manner of payment shall be deemed practicable by the Trustee.

     Subject to the foregoing provisions of this Section, each Security delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Security shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Security.

Section 308.  Persons Deemed Owners.
              ---------------------

     Prior to due presentment of a Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name such Security is registered as the owner of such Security for the purpose of receiving payment of principal of (and premium, if any) and (subject to Section 307 of this Indenture) interest on such Security and for all other purposes whatsoever, whether or not such Security be overdue, and neither the Company, the Trustee nor any agent of the Company or the Trustee shall be affected by notice to the contrary.

Section 309.  Cancellation.
              ------------

     All Securities surrendered for payment, redemption, registration of transfer or exchange or for credit against any Offer to Purchase pursuant to
Section 1013 or 1015 of this Indenture shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee and shall be promptly cancelled by it. The Company may at any time deliver to the Trustee for cancellation any Securities previously authenticated and delivered hereunder which the Company may have acquired in any manner whatsoever, and all Securities so delivered shall be promptly cancelled by the Trustee. No Securities shall be authenticated in lieu of or in exchange for any Securities cancelled as provided in this Section 309 , except as expressly permitted by this Indenture. All cancelled Securities held by the Trustee shall be disposed of as directed by a Company Order; provided that the Trustee shall not be required to destroy
               --------
cancelled Securities.

Section 310.  Computation of Interest.
              -----------------------

     Interest on the Securities shall be computed on the basis of a 360-day year of twelve 30-day months.

Section 311.  CUSIP Numbers.
              -------------

     The Company in issuing the Securities may use "CUSIP" numbers (if then generally in use), and, if so, the Trustee shall use CUSIP numbers in notices of redemption or repurchase as a convenience to Holders; provided that any such
                                                      --------
notice may state that no representation is made as to the correctness of such numbers either as printed on the Securities or as contained in any notice of a redemption or repurchase and that reliance may be placed only on the other identification numbers printed on the Securities, and any such redemption or repurchase shall not be affected by any defect in or omission of such numbers.


                                  ARTICLE FOUR

                           Satisfaction and Discharge

Section 401.  Satisfaction and Discharge of Indenture.
              ---------------------------------------

     This Indenture shall cease to be of further effect (except as to any surviving rights of registration of transfer or exchange of Securities herein expressly provided for) and the Trustee, on demand of and at the expense of the Company, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture, when

     (1)  either

     (A) all Securities theretofore authenticated and delivered (other than (i) Securities which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 306 of this Indenture and (ii) Securities for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Company and thereafter repaid to the Company or discharged from such trust, as provided in Section 1003 of this Indenture) have been delivered to the Trustee for cancellation; or

     (B) all such Securities not theretofore delivered to the Trustee for cancellation

          (i)   have become due and payable, or

          (ii) shall become due and payable at their Stated Maturity within one year, or

          (iii) are to be called for redemption within one year under irrevocable arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Company, and the Company, in the case of (i), (ii) or (iii) above, has irrevocably deposited or caused to be deposited with the Trustee as trust funds in trust for the purpose an amount sufficient to pay and discharge the entire indebtedness on such Securities not theretofore delivered to the Trustee for cancellation, for principal (and premium, if any) and interest to the date of such deposit (in the case of Securities which have become due and payable) or to the Stated Maturity or Redemption Date, as the case may be, together with irrevocable instructions from the Company in form and substance satisfactory to the Trustee directing the Trustee to apply such funds to the payment thereof at Stated Maturity or redemption, as the case may be;

          (2) the Company has paid or caused to be paid all other sums payable hereunder by the Company; and

          (3) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with.

Notwithstanding the satisfaction and discharge of this Indenture pursuant to this Article Four, the obligations of the Company to the Trustee under Section 607 of this Indenture, the obligations of the Company to any Authenticating Agent under Section 614 and, if money shall have been deposited with the Trustee pursuant to subclause (B) of Clause (1) of this Section 401, the obligations of the Trustee under Section 402 and the last paragraph of Section 1003 shall survive.

Section 402.  Application of Trust Money.
              --------------------------

     Subject to the provisions of the last paragraph of Section 1003, all money deposited with the Trustee pursuant to Section 401 of this Indenture shall be held in trust and applied by it, in accordance with the provisions of the Securities and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Persons entitled thereto, of the principal (and premium, if any) and interest for whose payment such money has been deposited with the Trustee. If the Trustee or Paying Agent is unable to apply any money or U.S. Government Obligations in accordance with Section 401 by reason of any legal proceeding or by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, the Company's obligations under this Indenture and the Securities shall be revived and reinstated as though no deposit had occurred pursuant to
Section 401 until such time as the Trustee or Paying Agent is permitted to apply all such money or U.S. Government Obligations in accordance with the first sentence of this Section 402; provided that if the Company has made any payment
                              --------
of interest on or principal of any Securities because of the reinstatement of its obligations, the Company shall be subrogated to the rights of the Holders of such Securities to receive such payment from the cash or U.S. Government Obligations held by the Trustee or Paying Agent.


                                  ARTICLE FIVE

                                    Remedies

Section 501.  Events of Default.
              -----------------

     "Event of Default", wherever used herein, means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

          (1) default in the payment of the principal of (or premium, if any, on) any Security at its Maturity (whether at Stated Maturity or upon repurchase, acceleration, optional redemption or otherwise); or

          (2) default in the payment of any interest upon any Security when it becomes due and payable, and continuance of such default for a period of 30 days; or

          (3) default, on the applicable Purchase Date, in the purchase of Securities required to be purchased by the Company pursuant to an Offer to Purchase as to which an Offer has been mailed to Holders or the failure to make an Offer to Purchase as required hereunder; or

          (4) default in the performance, or breach, of Section 801, Section 1008 or Section 1009 of this Indenture; or

          (5) default in the performance, or breach, of any covenant, agreement or warranty of the Company in this Indenture (other than a covenant, agreement or warranty a default in whose performance or whose breach is elsewhere in this
Section 501 specifically dealt with), and continuance of such default or breach for a period of 30 days after there has been given by written notice to the Company by the Trustee or to the Company and the Trustee by the Holders of at least 25 percent in principal amount at Stated Maturity of the Outstanding Securities a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder; or

          (6) a default or defaults under any bond(s), debenture(s), note(s) or other evidence(s) of Debt by the Company or any Significant Subsidiary (other than Non-Recourse Debt of Significant Subsidiaries)(or under any mortgage(s), indenture(s) or instrument(s) under which there may be issued or by which there may be secured or evidenced any Debt by the Company or any Significant Subsidiary) if either (x) such default results from failure to pay principal of such Debt in excess of $25 million when due within any applicable grace period or (y) as a result of such default, the maturity of such Debt has been accelerated prior to its scheduled maturi-ty, and the principal amount of such Debt, together with the principal amount of any other Debt of the Company and its Significant Subsidiaries (not including Non-Recourse Debt of the Significant Subsidiaries) that is in default, or the maturity of which has been accelerated, aggregates $25 million or more; or

          (7) the entry by a court of one or more judgments or orders against the Company or any Significant Subsidiary for the payment of money that in aggregate exceeds $25 million (excluding the amount thereof covered by insurance or by a bond written by a third party other than an Affiliate), which judgments or orders have not been vacated, discharged or satisfied or stayed pending appeal within 60 days from the entry thereof, provided, that such a judgment or
                                              --------
order will not be on Event of Default if such judgment or order does not require any payment by the Company, and the Company could, at the expiration of the applicable 60 day period, after giving effect to such judgement or order and the consequences thereof, Incur at least $1 of Debt under the provisions described in Section 1008 of this Indenture; or

          (8) the entry by a court having jurisdiction in the premises of (A) a decree or order for relief in respect of the Company or any Significant Subsidiary in an involuntary case or proceeding under the Federal bankruptcy laws, as now or hereafter constituted, or any other applicable Federal, state, or foreign bankruptcy, insolvency, or other similar law or (B) a decree or order adjudging the Company or any Significant Subsidiary a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the Company or any Significant Subsidiary under the Federal bankruptcy laws, as now or hereafter constituted, or any other applicable Federal, State or foreign bankruptcy, insolvency, or similar law, or appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or any Significant Subsidiary or of any substantial part of the Property or assets of the Company or any Significant Subsidiary, or ordering the winding up or liquidation of the affairs of the Company or any Significant Subsidiary, and the continuance of any such decree or order for relief or any such other decree or order unstayed and in effect for a period of 60 consecutive days; or

          (9) (A) the commencement by the Company or any Significant Subsidiary of a voluntary case or proceeding under the Federal bankruptcy laws, as now or hereafter constituted, or any other applicable federal, state, or foreign bankruptcy, insolvency or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or (B) the consent by the Company or any Significant Subsidiary to the entry of a decree or order for relief in respect of the Company or any Significant Subsidiary in an involuntary case or proceeding under the Federal bankruptcy laws, as now or hereafter constituted, or any other applicable federal, state, or foreign bankruptcy, insolvency, or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against the Company or any Significant Subsidiary, or (C) the filing by the Company or any Significant Subsidiary of a petition or answer or consent seeking reorganization or relief under the Federal bankruptcy laws, as now or hereafter constituted, or any other applicable Federal, state or foreign bankruptcy, insolvency or other similar law, or (D) the consent by the Company or any Significant Subsidiary to the filing of such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or similar official of the Company or any Significant Subsidiary or of any substantial part of the Property or assets of the Company or any Significant Subsidiary, or the making by the Company or any Significant Subsidiary of an assignment for the benefit of creditors, or (E) the admission by the Company or any Significant Subsidiary in writing of its inability to pay its debts generally as they become due, or (F) the taking of corporate action by the Company or any Significant Subsidiary in furtherance of any such action.

Section 502.   Acceleration of Maturity; Rescission and Annulment.
               --------------------------------------------------

     If an Event of Default (other than an Event of Default specified in Section 501(8) or (9) of this Indenture) occurs and is continuing, then and in every such case the Trustee or the Holders of not less than 25 percent in principal amount at Stated Maturity of the Outstanding Securities may declare the Default Amount of all the Securities to be due and payable immediately by a notice in writing to the Company (and to the Trustee if given by Holders), and upon any such declaration such Default Amount and any accrued interest shall become immediately due and payable. If an Event of Default specified in Section 501(8) or (9) occurs, the Default Amount of and any accrued interest on the Securities then Outstanding shall ipso facto become immediately
                                                  ---- -----
due and payable without any declaration or other Act on the part of the Trustee or any Holder.

     Until and including __________, 1997, the "Default Amount" in respect of any particular Security as of any particular date shall equal the Accreted Value of the Security as of such date. On and after __________, 1997, the Default Amount in respect of any particular Security as of any particular date shall equal 100% of the principal amount payable in respect of the Security at the Stated Maturity thereof.

     At any time after such a declaration of acceleration has been made and before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter in this Article Five provided, the Holders of a majority in principal amount at Stated Maturity of the Outstanding Securities, by written notice to the Company and the Trustee, may rescind and annul such declaration and its consequences if

          (1) the Company has paid or deposited with the Trustee a sum sufficient to pay

               (A) all overdue interest on all Securities (without duplication of any amount thereof paid or deposited pursuant to Clause (B) or (C) below),

               (B) the principal of (and premium, if any, on) any Securities which have become due otherwise than by such declaration of acceleration (including any Securities required to have been purchased on the Purchase
Date pursuant to an Offer to Purchase made by the Company) and, to the extent that payment of such interest is lawful, interest thereon at the rate provided by the

Securities (without duplication of any amount thereof paid or deposited pursuant to Clause (A) above or Clause (C) below),

               (C) to the extent that payment of such interest is lawful, interest upon overdue interest at the rate provided by the Securities (without duplication of any amount thereof paid or deposited pursuant to Clause (A) or
(B) above), and

               (D) all sums paid or advanced by the Trustee hereunder and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel;

     and

          (2) all Events of Default, other than the nonpayment of the principal of Securities which have become due solely by such declaration of acceleration, have been cured or waived as provided in Section 513 of this Indenture.

No such rescission shall affect any subsequent default or impair any right consequent thereon.

Section 503.   Collection of Indebtedness and Suits for Enforcement by Trustee.
               ---------------------------------------------------------------

     The Company covenants that if

          (1) default is made in the payment of any interest on any Security when such interest becomes due and payable and such default continues for a period of 30 days, or

          (2) default is made in the payment of the principal of (or premium, if any, on) any Security at the Maturity thereof or, with respect to any Security required to have been purchased pursuant to an Offer to Purchase made by the Company, at the Purchase Date thereof, the Company shall, upon demand of the Trustee, pay to it, for the benefit of the Holders of such Securities, the whole amount then due and payable on such Securities for principal (and premium, if any) and interest, and, to the extent that payment of such interest shall be legally enforceable, interest on any overdue principal (and premium, if any) and on any overdue interest, at the rate provided by the Securities, and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

     If the Company fails to pay such amounts forthwith upon such demand, the Trustee, in its own name and as trustee of an express trust, may institute a judicial proceeding for the collection of the sums so due and unpaid, may prosecute such proceeding to judgment or final decree and may enforce the same against the Company or any other obligor upon the Securities and collect the moneys adjudged or decreed to be payable in the manner provided by law out of the Property of the Company or any other obligor upon the Securities, wherever situated.

     If an Event of Default occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

Section 504.   Trustee May File Proofs of Claim.
               --------------------------------

     In case of any judicial proceeding relative to the Company (or any other obligor upon the Securities), its Property or assets or its creditors, the Trustee (irrespective of whether the principal of the Securities then shall be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee has made any demand on the Company for the payment of overdue principal, premium, if any, or interest) shall be entitled and empowered, by intervention in such proceeding or otherwise, to file such proofs of claim and other papers or documents and to take any and all actions authorized under the Trust Indenture Act in order to have claims of the Holders and the Trustee (including any claim for reasonable compensation, expenses, disbursements and advances of the Trustee, its agents or counsel) allowed in any such proceeding. In particular, the Trustee shall be authorized to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same; and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under
Section 607 of this Indenture. To the extent that payment of any such com-pensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any amounts due the Trustee under Section 607 hereof out of the estate in any such proceeding shall be denied for any reason, payment of the same shall be secured by a Lien and shall be paid out of any and all distributions, dividends, money, securities and other properties which the Holders of the Securities may be entitled to receive in such proceedings whether in liquidation or under any plan of reorganization or arrangement or otherwise.

     No provision of this Indenture shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding; provided that the
                                                           --------
Trustee may, on behalf of the Holders, vote for the election of a trustee in bankruptcy or similar official and be a member of a creditors or other similar committee.

Section 505.   Trustee May Enforce Claims Without Possession of Securities.
               ------------------------------------------------------------

     All rights of action and claims under this Indenture or the Securities may be prosecuted and enforced by the Trustee without the possession of any of the Securities or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Holders of the Securities in respect of which such judgment has been recovered.

Section 506.  Application of Money Collected.
              ------------------------------

     Any money collected by the Trustee pursuant to this Article Five shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal (or premium, if any) or interest, upon presentation of the Securities and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

          FIRST:    To the payment of all amounts due the Trustee under Section
607; and

          SECOND:   To the payment of the amounts then due and unpaid for
principal of (and premium, if any) and interest on the Securities in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on such Securities for principal (and premium, if any) and interest, respectively; and

          THIRD:    To whosoever may be lawfully entitled thereto, the
remainder, if any.

Section 507.  Limitation on Suits.
              -------------------

     No Holder of any Security shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless

          (1) such Holder has previously given written notice to the Trustee of a continuing Event of Default;

          (2) the Holders of not less than 25 percent in principal amount at Stated Maturity of the Outstanding Securities shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

          (3) such Holder or Holders have offered to the Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request;

          (4) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and

          (5) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority in principal amount at Stated Maturity of the Outstanding Securities;

it being understood and intended that no one or more Holders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other Holders, or to obtain or to seek to obtain priority or preference over any other Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all the Holders.

Section 508.   Unconditional Right of Holders to Receive Principal, Premium and
               ----------------------------------------------------------------
               Interest.
               --------

     Notwithstanding any other provision in this Indenture, the Holder of any Security shall have the right, which is absolute and unconditional, to receive payment of the principal of (and premium, if any) and (subject to Section 307 of this Indenture) interest on such Security on the respective Stated Maturities expressed in such

Security (or, in the case of redemption on the Redemption Date or in the case of an Offer to Purchase made by the Company and accepted as to such Security, on the Purchase Date) and to institute suit for the enforcement of any such payment, and such rights shall not be impaired without the consent of such Holder.

Section 509.  Restoration of Rights and Remedies.
              ----------------------------------

     If the Trustee or any Holder has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case, subject to any determination in such proceeding, the Company, the Trustee and the Holders shall be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of the Trustee and the Holders shall continue as though no such proceeding had been instituted.

Section 510.  Rights and Remedies Cumulative.
              ------------------------------

     Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities in the last paragraph of Section 306 of this Indenture, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder or otherwise shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

Section 511.  Delay or Omission Not Waiver.
              ----------------------------

     No delay or omission of the Trustee or of any Holder of any Security to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article Five or by law to the Trustee or to the Holders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders, as the case may be.

Section 512.  Control by Holders.
              ------------------

     The Holders of a majority in principal amount at Stated Maturity of the Outstanding Securities shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on the Trustee, provided that
                                                        --------

          (1) such direction shall not be in conflict with any rule of law or with this Indenture, and

          (2) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction.

Section 513.  Waiver Of Past Defaults.
              -----------------------

     The Holders of not less than a majority in principal amount at Stated Maturity of the Outstanding Securities may on behalf of the Holders of all the Securities waive any past default hereunder and its consequences, except a default

          (1) in the payment of the principal of (or premium, if any) or interest on any Security (including any Security which is required to have been purchased pursuant to an Offer to Purchase which has been made by the Company), or

          (2) in respect of a covenant or provision hereof which under Article Nine cannot be modified or amended without the consent of the Holder of each Outstanding Security affected.

     Upon any such waiver, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

 Section 514.  Undertaking for Costs.
               ---------------------

     In any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, a court may require any party litigant in such suit to file an undertaking to pay the costs of such suit, and may assess costs against any such party litigant, in the manner and to the extent provided in the Trust Indenture Act; provided that neither this Section 514 nor the Trust Indenture
               --------
Act shall be deemed to authorize any court to require such an undertaking or to make such an assessment in any suit instituted by the Company, in any suit instituted by the Trustee or in any suit for the enforcement of the right to require an Offer to Purchase to be made by the Company.

Section 515.  Waiver of Stay or Extension Laws.
              --------------------------------

     The Company covenants (to the extent that it may lawfully do so) that it shall not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any usury, stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and the Company (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law and covenants that it shall not hinder, delay or impede the execution of any power herein granted to the Trustee, but shall suffer and permit the execution of every such power as though no such law had been enacted.


                                  ARTICLE SIX

                                  The Trustee

Section 601.  Certain Duties and Responsibilities.
              -----------------------------------

     (a) The duties and responsibilities of the Trustee shall be as provided by the Trust Indenture Act. Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section 601.

     (b)  Except during the continuance of an Event of Default,

          (1) the Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

          (2) in the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; but in the case of any such certificates or opinions which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture but need not confirm the accuracy of any calcu-lations contained therein.

     (c) In case an Event of Default has occurred and is continuing, the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent man would exercise or use under the circumstances in the conduct of his own affairs.

     (d) No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that
                                       ------

          (1) this Subsection shall not be construed to limit the effect of Subsections (b) or (c) of this Section 601;

          (2) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts; and

          (3) the Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders of a majority in principal amount at Stated Maturity of the Outstanding Securities relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture.

     (e) Notwithstanding the foregoing, no provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

Section 602.  Notice of Defaults; Notice of Acceleration.
              ------------------------------------------

     Within 90 days after the occurrence of any Default or Event of Default, the Trustee shall transmit by mail to all Holders, as their names and addresses appear in the Security Register, notice of such Default or Event of Default known to the Trustee, unless such Default or Event of Default shall have been cured or waived; provided that, except in the case of a default in the payment
                 --------
of the principal of (or premium, if any) or interest on any Security and any payment required in connection with a Change of Control or Asset Disposition, the Trustee shall be protected in withholding such notice if and so long as the board of directors, the executive committee or a trust committee of directors or Responsible Officers of the Trustee in good faith determine that the withhold-ing of such notice is in the interest of the Holders; and provided further that
                                                          -------- -------
in the case of any Default or Event of Default of the character specified in
Section 501(5) of this Indenture, no such notice to Holders shall be given until at least 30 days after the occurrence thereof.

Section 603.  Certain Rights of Trustee.
              -------------------------

     Subject to the provisions of Section 601 of this Indenture:

          (a) the Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

          (b) any request, order, demand or direction of the Company mentioned herein shall be sufficiently evidenced by a Company Request or Company Order and any resolution of the Board of Directors may be sufficiently evidenced by a Board Resolution;

          (c) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officers' Certificate;

          (d) the Trustee may consult with counsel and the written advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

          (e) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders pursuant to this Indenture, unless such Holders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

          (f) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled (subject to reasonable confidentiality arrangements as may be proposed by the Company) to examine the books, records and premises of the Company, personally or by agent or attorneys;

          (g) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder; and

          (h) the Trustee shall not be liable for any action taken, suffered or omitted by it and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Indenture.

Section 604.   Not Responsible for Recitals or Issuance of Securities.
               ------------------------------------------------------

     The recitals contained herein and in the Securities, except the Trustee's certificates of authentication, shall be taken as the statements of the Company, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Securities. The Trustee shall not be accountable for the use or application by the Company of Securities or the proceeds thereof.

Section 605.  May Hold Securities.
              -------------------

     The Trustee, any Authenticating Agent, any Paying Agent, any Security Registrar or any other agent of the Company, in its individual or any other capacity, may become the owner or pledgee of Securities and, subject to Sections 608 and 613, may otherwise deal with the Company with the same rights it would have if it were not Trust-ee, Authenticating Agent, Paying Agent, Security Registrar or such other agent.

Section 606.  Money Held in Trust.
              -------------------

     Money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed with the Company.

Section 607.  Compensation and Reimbursement.
              ------------------------------

     The Company agrees

          (1) to pay to the Trustee from time to time such reasonable compensation as the Company and the Trustee shall from time to time agree in writing for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

          (2) except as otherwise expressly provided herein, to reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture (including the reasonable compensation and the expenses and disbursements of its agents and counsel) except any such expense, disbursement or advance as may be attributable to its negligence or bad faith; and

          (3) to indemnify the Trustee in its individual capacity and each of its officers, directors, agents and counsel for, and to hold it harmless against, any loss, damage, claim, liability or expense incurred without negligence or bad faith on such Person's part, arising out of or in connection with the acceptance or administration of this Indenture or the performance of any of its powers and duties hereunder, including the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder and complying with any process served upon the Trustee or any such other Person hereunder.

     The Trustee shall have a Lien prior to the Securities with respect to all Property and funds held or collected by the Trustee hereunder for any amount owing to it pursuant to this Section 607 of this Indenture, except with respect to funds held in trust for the benefit of the Holders of particular Securities.

     When the Trustee incurs expenses or renders services in connection with an Event of Default specified in Section 501(8) or Section 501(9) of this Indenture, the expenses (including the reasonable charges and expenses of its counsel) and the compensation for the services are intended to constitute expenses of administration under any applicable Federal or state bankruptcy, insolvency or other similar law.

     The Company's obligations under this Section 607 and any Lien arising hereunder shall survive the resignation or removal of the Trustee, the discharge of the Company's obligations pursuant to Article Twelve, any rejection or termination of the Indenture under any Federal or state bankruptcy, insolvency or other similar law or any other termination of this Indenture.

Section 608.  Conflicting Interests.
              ---------------------

     If the Trustee has or shall acquire a conflicting interest within the meaning of the Trust Indenture Act, the Trustee shall either eliminate such interest or resign, to the extent and in the manner provided by, and subject to the provisions of, the Trust Indenture Act and this Indenture.

Section 609.  Corporate Trustee Required; Eligibility.
              ---------------------------------------

     There shall at all times be a Trustee hereunder which shall be a Person that is eligible pursuant to the Trust Indenture Act to act as such and has a combined capital and surplus of at least $100,000,000 and its Corporate Trust Office in the Borough of Manhattan, The City of New York and shall be subject to supervision or examination by Federal or State authority. If such Person publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this

Section 609 and to the extent permitted by the Trust Indenture Act, the combined capital and surplus of such Person shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published.
If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section 609, it shall resign immediately in the manner and with the effect hereinafter specified in this Article Six.

Section 610.   Resignation and Removal; Appointment of Successor.
               -------------------------------------------------

          (a) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article Six shall become effective until the acceptance of appointment by the successor Trustee in accordance with the applicable requirements of Section 611 of this Indenture.

          (b) The Trustee may resign at any time by giving written notice thereof to the Company. If an instrument of acceptance by a successor Trustee in accordance with the applicable requirements of Section 611 of this Indenture shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee.

          (c) The Trustee may be removed at any time by Act of the Holders of a majority in principal amount at Stated Maturity of the Outstanding Securities, delivered to the Trustee and to the Company.

          (d)  If at any time:

               (1) the Trustee shall fail to comply with Section 608 of this Indenture after written request therefor by the Company or by any Holder who has been a bona fide Holder of a Security for at least six months, or

               (2) the Trustee shall cease to be eligible under Section 609 of this Indenture and shall fail to resign after written request therefor by the Company or by any such Holder, or

               (3) the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, (i) the Company by a Board Resolution may remove the Trustee, or (ii) subject to Section 514 of this Indenture, any Holder who has been a bona fide Holder of a Security for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee.

          (e) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause, the Company, by a Board Resolution, shall promptly appoint a successor Trustee. If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee shall be appointed by Act of the Holders of a majority in principal amount at Stated Maturity of the Outstanding Securities delivered to the Company and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment in accordance with the applicable requirements of Section 611 of this Indenture, become the successor Trustee and supersede the successor
Trustee appointed by the Company. If no successor Trustee shall have been so appointed by the Company or the Holders and accepted appointment in accordance with the applicable requirements of Section 611, any Holder who has been a bona fide Holder of a Security for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee.

          (f) The Company shall give written notice of each resignation and each removal of the Trustee and each appointment of a successor Trustee to all Holders in the manner provided in
Section 106 of this Indenture. Each notice shall include the name of the successor Trustee and the address of its Corporate Trust Office.

Section 611.  Acceptance of Appointment by Successor.
              --------------------------------------

     Every successor Trustee appointed hereunder shall execute, acknowledge and deliver to the Company and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, on request of the Company or the successor Trustee, such retiring Trustee shall, upon payment of any amounts then due under
Section 607 of this Indenture, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder, subject, nevertheless, to its Lien, if any, provided for in Section 607 of this Indenture. Upon request of any such successor Trustee, the Company shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts.

     No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article.

Section 612.  Merger, Conversion, Consolidation
              ---------------------------------
              or Succession to Business.
              -------------------------

     Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided that
                                                                 --------
such
corporation shall be otherwise qualified and eligible under this Article Six, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Securities shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Securities so authenticated with the same effect as if such successor Trustee had itself authenticated such Securities.

Section 613.  Preferential Collection
              -----------------------
              of Claims Against Company.
              -------------------------

     If and when the Trustee shall be or become a creditor of the Company (or any other obligor upon the Securities), the Trustee shall be subject to the provisions of the Trust Indenture Act regarding the collection of claims against the Company (or any such other obligor).

Section 614.  Appointment of Authenticating Agent.
              -----------------------------------

     The Trustee may from time to time appoint an Authenticating Agent or Agents which shall be authorized to act on behalf of the Trustee to authenticate Securities issued upon original issue and upon exchange, registration of transfer or partial redemption or partial purchase or pursuant to Section 306, and Securities so authenticated shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as if authenticated by the Trustee hereunder. Wherever reference is made in this Indenture to the authentication and delivery of Securities by the Trustee or the Trustee's certificate of authentication, such reference shall be deemed to include authentication and delivery on behalf of the Trustee by an Authenticating Agent and a certificate of authentication executed on behalf of the Trustee by an Authenticating Agent. Each Authenticating Agent shall be acceptable to the Company and shall at all times be a corporation organized and doing business under the laws of the United States of America, any State thereof or the District of Columbia, authorized under such laws to act as Authenticating Agent, having a combined capital and surplus of not less than $100,000,000 and subject to supervision or examina-tion by Federal or State authority. If such Authenticating Agent publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this
Section 614, the combined capital and surplus of such Authenticating Agent shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time an Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section 614, such Authenticating Agent shall resign immediately in the manner and with the effect specified in this Section 614.

     Any corporation into which an Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which such Authenticating Agent shall be a party, or any corporation succeeding to the corporate agency or corporate trust business of an Authenticating Agent, shall continue to be an Authenticating Agent, provided such corporation shall be otherwise eligible under this Section, without the execution or filing of any paper or any further act on the part of the Trustee or the Authenticating Agent.

     An Authenticating Agent may resign at any time by giving written notice thereof to the Trustee and to the Company. The Trustee may at any time terminate the agency of an Authenticating Agent by giving written notice thereof to such Authenticating Agent and to the Company. Upon receiving such a notice of resignation or upon such a termination, or in case at any time such Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section 614, the Trustee may appoint a successor Authenticating Agent which shall be acceptable to the Company and shall give notice of such appointment in the manner provided in Section 106, to all Holders as their names and addresses appear in the Security Register. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an Authenticating Agent. No successor Authenticating Agent shall be appointed unless eligible under the provisions of this Section 614.

     The Company agrees to pay to each Authenticating Agent from time to time reasonable compensation for its services under this Section.

     If an appointment is made pursuant to this Section 614, the Securities may have endorsed thereon, in lieu of the Trustee's certificate of authentication, an alternative certificate of authentication in the following form:

     This is one of the Securities described in the within-mentioned Indenture.

Dated:                      IBJ SCHRODER BANK & TRUST
                            COMPANY
                                           as Trustee


                            By                                         ,
                              -----------------------------------------
                                As Authenticating Agent


                            By                                         ,
                              -----------------------------------------
                                   Authorized Signatory



                                 ARTICLE SEVEN

     Holders' Lists and Reports by Trustee and Company

Section 701.  Company to Furnish Trustee
              --------------------------
              Names and Addresses of Holders.
              ------------------------------

     The Company shall furnish or cause to be furnished to the Trustee

          (a) semi-annually, not more than 15 days after each Regular Record Date, in such form as the Trustee may reasonably require, of the names and addresses of the Holders as of such Regular Record Date, and

          (b) at such other times as the Trustee may request in writing, within 30 days after the receipt by the Company of any such request, a list of similar form and content as of a date not more than 15 days prior to the time such list is furnished;

excluding from any such list names and addresses received by the Trustee in its capacity as Security Registrar.

Section 702.   Preservation of Information; Communications to Holders.
               -------------------------------------------------------

     (a) The Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of Holders contained in the most recent list furnished to the Trustee as provided in Section 701 of this Indenture and the names and addresses of Holders received by the Trustee in its capacity as Security Registrar. The Trustee may destroy any list furnished to it as provided in Section 701 upon receipt of a new list so furnished.

     (b) The rights of Holders to communicate with other Holders with respect to their rights under this Indenture or under the Securities, and the corresponding rights and duties of the Trustee, shall be as provided by the Trust Indenture Act.

     (c) Every Holder of Securities, by receiving and holding the same, agrees with the Company and the Trustee that neither the Company nor the Trustee nor any agent of either of them shall be held accountable by reason of any disclosure of information as to the names and addresses of Holders made pursuant to the Trust Indenture Act.

Section 703.   Reports by Trustee.
               ------------------

     (a) Within 60 days after May 15 of each year commencing with the May 15 following the Issue Date, the Trustee shall transmit to Holders such reports concerning the Trustee and its actions under this Indenture as may be required pursuant to the Trust Indenture Act in the manner provided pursuant thereto.

     (b) A copy of each such report shall, at the time of such transmission to Holders, be filed by the Trustee with each stock exchange upon which the Securities are listed, with the Commission and with the Company. The

Company shall notify the Trustee in writing when the Securities are listed on any stock exchange.

Section 704.   Reports by Company.
               ------------------

          The Company shall file with the Trustee and the Commission, and transmit to Holders, such information, documents and other reports, and such summaries thereof, as may be required pursuant to the Trust Indenture Act at the times and in the manner provided pursuant to such Act; provided that any such information, documents or reports required to be filed with the Commission pursuant to Section 13 or 15(d) of the Exchange Act shall be filed with the Trustee within 15 days after the same is so required to be filed with the Commission.


                                 ARTICLE EIGHT

Consolidation, Merger, Conveyance, Transfer or Lease

Section 801.   Company May Consolidate, Etc. Only on Certain Terms.
               ----------------------------------------------------

          The Company shall not, and shall not permit any Restricted Subsidiary to, in any transaction or series of transactions, consolidate with or merge into any other Person (other than a merger of a Restricted Subsidiary into the Company in which the Company is the continuing Corporation or the merger of a Restricted Subsidiary into or with a Restricted Subsidiary), or sell, convey, assign, transfer, lease or otherwise dispose of all or substantially all of the Property and assets of the Company and the Restricted Subsidiaries taken as a whole to any other Person, unless:

          (i) either (a) the Company shall be the continuing Corporation or (b) the Corporation (if other than the Company) formed by such consolidation or into which the Company is merged, or the Person which acquires, by sale, assignment, conveyance, transfer, lease or disposition, all or substantially all of the Property and assets of the Company and the Restricted Subsidiaries taken as a whole (such corporation or Person, the "Surviving Entity"), shall be a Corporation organized and validly ex-isting under the laws of the United States of America, any political subdivision thereof or any state thereof or the District of Columbia, and shall expressly assume, by a supplemental indenture, the due and punctual payment of the principal of (and premium, if any) and interest on all the Securities and the performance of the Company's covenants and obligations under this Indenture;

          (ii)  immediately before and immediately after giving effect to such transaction or series of transactions on a pro forma basis (including,
                                                --- -----
without limitation, any Debt Incurred or anticipated to be Incurred in connection with or in respect of such transaction or series of transactions), no Default or Event of Default shall have occurred and be continuing or would result therefrom;

          (iii) immediately after giving effect to any such transaction or series of transactions on a pro forma basis (including, without limitation, any
                            --- -----
Debt Incurred or anticipated to be Incurred in connection with or in respect of such transaction or series of transactions) as if such transaction or series of transactions had occurred on the first day of the determination period, the Company (or the Surviving Entity if the Company is not continuing) would be permitted to Incur $1.00 of additional Debt pursuant to paragraphs (h) or (i) of the definition of "Permitted Debt" and Section 1008 of this Indenture; and

          (iv)  immediately after giving effect to such transaction or series of transactions on a pro forma basis (including, without limitation, any
                            --- -----
Debt Incurred or anticipated to be Incurred in connection with or in respect of such transaction or series of transactions), the Company (or the Surviving Entity if the Company is not continuing) shall have a Consolidated Net Worth equal to or greater than the Consolidated Net Worth of the Company immediately prior to such transaction.

     In connection with any consolidation, merger, sale, assignment, conveyance, transfer, lease or other disposition contemplated by the foregoing provisions of this Section 801, the Company shall deliver, or cause to be delivered, to the Trustee, in form and substance reason-ably satisfactory to the Trustee, an Officers' Certificate and an Opinion of Counsel, each stating that such consolidation, merger, sale, conveyance, assignment, transfer, lease or other disposition and the indenture supplemental hereto in respect thereof (required under clause (i) of this Section 801) comply with the requirements of this Indenture. Each such Officers' Certificate shall set forth the ability to Incur Debt in accordance with Clause (iii) of Section 801 and the manner of determination of the Consolidated Net Worth in accordance with Clause (iv) of Section 801.

     None of the Company, any of its Restricted Subsidiaries or any Eligible Joint Ventures may merge with or into, or be consolidated with, an Unrestricted Subsidiary of the Company.

     For all purposes of this Indenture and the Securities (including this Section 801 and Sections 1008, 1009 and 1012), Subsidiaries of any Surviving Entity shall, upon such transaction or series of transactions, become Restricted Subsidiaries or Unrestricted Subsidiaries as provided pursuant to this Indenture and all Debt, and all Liens on Property or assets, of the Surviving Entity and its Subsidiaries that was not Debt, or were not Liens on Property or assets, of the Company and its Subsidiaries immediately prior to such transaction or series of transactions shall be deemed to have been Incurred upon such transaction or series of transactions.

Section 802.   Successor Substituted.
               ---------------------

     Upon any transaction or series of transactions that are of the type described in, and are effected in accordance with, Section 801 of this Indenture, the Surviving Entity shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture with the same effect as if such Surviving Entity had been named as the Company herein; and when a Surviving Person duly assumes all of the obligations and covenants of the Company pursuant to this Indenture and the Securities, except in the case of a lease, the predecessor Person shall be relieved of all such obligations.

                                ARTICLE NINE

                           Supplemental Indentures

Section 901.   Supplemental Indentures Without Consent of Holders.
               --------------------------------------------------

     Without the consent of any Holders, the Company, when authorized by a Board Resolution, may, and subject to Section 903 of this Indenture, the Trustee, at any time and from time to time, shall, enter into one or more indentures supplemental hereto, in form satisfactory to the Trustee, for any of the following purposes:

          (1) to evidence the succession of another Person to the Company and the assumption by any such successor of the covenants of the Company herein and in the Securities; or

          (2) to add to the covenants of the Company for the benefit of the Holders, or to surrender any right or power herein conferred upon the Company; or

          (3)  to add additional Events of Default; or

          (4) to provide for uncertificated Securities in addition to or in place of the certificated Securities; or

          (5)  to change or eliminate any of the provisions of this
Indenture, provided that any such change or elimination shall become effective
           --------
only when there is not Outstanding any Security created prior to the execution of such supplemental indenture which is entitled to the benefit of such provision; or

          (6) to evidence and provide for the acceptance of appointment under this Indenture by a successor Trustee; or

          (7)  to secure the Securities pursuant to the requirements of
Section 1012 of this Indenture or otherwise; or

          (8) to cure any ambiguity, to correct or supplement any provision herein which may be defective or inconsistent with any other provision herein, or to make any other provisions with respect to matters or questions arising under this Indenture (8), provided that such actions pursuant to this Clause
                          --------
shall not adversely affect the interests of the Holders in any material respect; or

          (9) to comply with any requirements of the Commission in order to effect and maintain the qualification of this Indenture under the Trust Indenture Act.

Section 902.   Supplemental Indentures with Consent of Holders.
               -----------------------------------------------

     With the consent of the Holders of not less than a majority in principal amount at Stated Maturity of the Outstanding Securities, by Act of said Holders delivered to the Company and the Trustee, the Company, when authorized by a Board Resolution, may, and subject to Section 903 of this Indenture, the Trustee shall enter into an indenture or indentures supplemental hereto, in form satisfactory to the Trustee, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights of the Holders under this Indenture; provided that no such supplemental indenture shall, without the
                --------
consent of the Holder of each Outstanding Security affected thereby,

          (1) change the Stated Maturity of the principal of or any installment of interest on, any Security, or reduce the principal amount thereof at or the rate of interest thereon or any premium payable thereon, reduce the rate or extend the time of accretion of original issue discount thereon beyond _____________, 1997, reduce any amount payable on redemption or repurchase thereof, or reduce the Default Amount that would be due and payable on acceleration of the Maturity thereof pursuant to Section 502 of this Indenture, or change the place of payment where, or the coin or currency in which, any Security or any premium or interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof, or

          (2) reduce the percentage in principal amount at Stated Maturity of the Outstanding Securities, the consent of whose Holders is required for any such supplemental indenture, or the consent of whose Holders is required for any waiver (of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences) provided for in this Indenture, or

          (3) modify the obligations of the Company to make Offers to Purchase upon a Change of Control or from the Net Cash Proceeds of Asset Sales, or

          (4) subordinate a right of payment, or otherwise subordinate, the Securities to any other indebtedness,

          (5) modify any provisions of this Indenture relating to the calculation of Accreted Value, or

          (6)  modify any of the provisions of this Section, Section 513 or
Section 1020 of this Indenture, except to increase any such percentage or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Security affected thereby;

provided further that the consent of Holders of not less than 75 percent in
- -------- -------
principal amount at Stated Maturity of the Outstanding Securities is required to make any amendment to Section 1013 of this Indenture and the definition of Change of Control.

     It shall not be necessary for any Act of Holders under this Section 902 to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

     After a supplemental indenture under this Section becomes effective, the Company shall mail to the Holders affected thereby a notice briefly describing the supple-mental indenture. Any failure of the Company to mail such notice, or any default therein, shall not, however, in any way impair or affect the validity of any such supplemental indenture.

     In connection with any supplemental indenture or waiver under this Article Nine, the Company may, but shall not be obligated to, offer to any Holder who consents to such supplemental indenture, or to all Holders, consideration for such Holder's consent to such supplemental indenture.

Section 903.   Execution of Supplemental Indentures.
               ------------------------------------

     In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and (subject to Section 601 of this Indenture) shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

Section 904.   Effect of Supplemental Indentures.
               ---------------------------------

     Upon the execution of any supplemental indenture under this Article Nine, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes;
and every Holder of Securities theretofore or thereafter authenticated and delivered hereunder shall be bound thereby, unless it makes a change described in any of clauses (1) through (6) of Section 902 of this Indenture, in which case, the supplemental indenture shall bind only each Holder of a Security who has consented to it and every subsequent Holder of a Security or portion of a Security that evidences the same Debt as the consenting Holder's Security; provided that any such waiver shall not impair or affect the right of any Holder
- --------
to receive payment of principal and premium of and interest on a Security, on or after the respective dates set for such amounts to become due and payable, or to bring suit for the enforcement of any such payment on or after such respective dates.

Section 905.   Conformity with Trust Indenture Act.
               -----------------------------------

     Every supplemental indenture executed pursuant to this Article Nine shall conform to the requirements of the Trust Indenture Act.

Section 906.   Reference in Securities to Supplemental Indentures.
               --------------------------------------------------

     Securities authenticated and delivered after the execution of any supplemental indenture pursuant to this Article Nine may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company shall so determine, new Securities so modified as to conform, in the opinion of the Trustee and the Company, to any such supplemental indenture may be prepared and executed by the Company and authenticated and delivered by the Trustee in exchange for Outstanding Securities. Any failure to make the appropriate notation on a new Security shall not affect the validity of such Security.


                                  ARTICLE TEN

                                   Covenants

Section 1001.  Payment of Principal, Premium and Interest.
               -------------------------------------------

     The Company shall duly and punctually pay the principal of (and premium, if any) and interest on the Securities in accordance with the terms of the Securities and this Indenture.

Section 1002.  Maintenance of Office or Agency.
               -------------------------------

     The Company shall maintain in the Borough of Manhattan, The City of New York, an office or agency where Securities may be presented or surrendered for payment, where Securities may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Company in respect of the Securities and this Indenture may be served. The Company shall give prompt written notice to the Trustee of the location, and any change in the location, of such office or agency. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee, and the Compa-ny hereby appoints the Trustee as its agent to receive all such presentations, surrenders, notices and demands. In the event any such notice or demands are so made or served on the Trustee, the Trustee shall promptly forward copies thereof to the Company.

     The Company may also from time to time designate one or more other offices or agencies (in or outside the Borough of Manhattan, The City of New
York) where the Securities may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; provided that no
                                                              --------
such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency in the Borough of Manhattan, The City of New York, for such purposes. The Company shall give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency. The Company hereby initially designates the Corporate Trust Office of the Trustee as such office of the Company.

Section 1003.  Money for Security Payments to be Held in Trust.
               -----------------------------------------------

     If the Company shall at any time act as its own Paying Agent, it shall, on or before each due date of the principal of (and premium, if any) or interest on any of the Securities, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay the principal (and premium, if any) or interest so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided and shall promptly notify the Trustee of its action or failure so to act.

     Whenever the Company shall have one or more Paying Agents, it shall, prior to each due date of the principal of (and premium, if any) or interest on any Securities, deposit with a Paying Agent a sum sufficient to pay the principal (and premium, if any) or interest so becoming due, such sum to be held as provided by the Trust Indenture Act, and (unless such Paying Agent is the Trustee) the Company shall promptly notify the Trustee of its action or failure so to act.

     The Company shall cause each Paying Agent other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section 1003, that such Paying Agent shall (i) comply with the provisions of the Trust Indenture Act applicable to it as Paying Agent, (ii) give the Trustee notice of any default by the Company (or other obligor upon the Securities) in the making of any payment of principal of (and premium, if any) or interest in respect of the Securities and (iii) during the continuance of any default by the Company (or any other obligor upon the Securities) in the making of any payment in respect of the Securities, upon the written request of the Trustee, forthwith pay to the Trustee all sums held in trust by such Paying Agent as such.

     The Company may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Company Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Company or such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Company or such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.

     Any money deposited with the Trustee or any Paying Agent, or then held by the Company, in trust for the payment of the principal of (and premium, if any) or interest on any Security and remaining unclaimed for two years after such principal (and premium, if any) or interest has become due and payable shall be paid to the Company on Company Request, or (if then held by the Company) shall be discharged from such trust; and the Holder of such Security shall thereafter, as an unsecured general creditor, look only to the Company for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money shall thereupon cease; provided that the Trustee or
                                                   --------
such Paying Agent, before being required to make any such repayment may at the expense of the Company cause to be published once, in a newspaper published in the English language, customarily published on each Business Day and of general circulation in The City of New York, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining shall be repaid to the Company.

Section 1004.  Existence.
               ---------

     Subject to Article Eight, the Company shall do or cause to be done all things necessary to preserve and keep in full force and effect its existence, rights (charter and statutory) and material franchises; provided that the
                                                        --------
Company shall not be required to preserve any such right or franchise if the Board of Directors in good faith shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Company and that the loss thereof is not disadvantageous in any material respect to the Holders.

Section 1005.  Maintenance of Properties.
               -------------------------

     The Company shall cause all material properties used or useful in the conduct of its business or the business of any Restricted Subsidiary to be maintained and kept in good condition, repair and working order and supplied with all necessary equipment and shall cause to be made all necessary repairs, renewals, replacements, betterments and improvements thereof, all as in the judgment of the Company may be necessary so that the business carried on in connection therewith may be properly and advantageously conducted at all times; provided that nothing in this Section 1005 shall prevent the Company from
- --------
discontinuing the operation or maintenance of any of such material properties if such discontinuance is, as determined by the Board of Directors in good faith, desirable in the conduct of its business or the business of any Restricted Subsidiary and not disadvantageous in any material respect to the Holders.

Section 1006.  Payment of Taxes and Other Claims.
               ---------------------------------

     The Company shall pay or discharge or cause to be paid or discharged, before the same shall become delinquent, (1) all taxes, assessments and governmental charges levied or imposed upon the Company or any of its Re-stricted Subsidiaries or upon the income, profits or property of the Company or any of its Restricted Subsidiaries, and (2) all lawful claims for labor, materials and supplies which, if unpaid, might by law become a Lien upon the property of the Company or any of its Restricted Subsidiaries; provided that the
                                                               --------
Company shall not be required to pay or discharge or cause to be paid or discharged any such tax, assessment, charge or claim whose amount, applicability or validity is being contested in good faith by appropriate proceedings and for which disputed amounts adequate reserves have been established to the extent required by GAAP.

Section 1007.  Maintenance of Insurance.
               ------------------------

     The Company shall, and shall cause its Restricted Subsidiaries to, keep at all times all of their Properties which are of an insurable nature insured against loss or damage with insurers believed by the Company to be responsible to the extent that Property of similar character is usually so insured by Persons similarly situated and owning like Properties in accordance with good business practice. The Company shall, and shall cause its Restricted Subsidiaries to, use the proceeds from any such insurance policy to repair, replace or otherwise restore all material Properties to which such proceeds relate, provided that the Company shall not be required to repair, replace or
        --------
otherwise restore any such
material Property if the Board of Directors in good faith determines that such inaction is desirable in the conduct of the business of the Company or any Restricted Subsidiary and not disadvantageous in any material respect to the Holders.

     The Company may adopt such other plan or method of protection, in lieu of or supplemental to insurance with insurers, whether by the establishment of an insurance fund or reserve to be held and applied to make good losses from casualties, or otherwise, conforming to the system of self-insurance maintained by corporations similarly situated and owning like Properties and not disadvantageous to the Holders in any material respect, as may be determined by the Board of Directors in good faith.

Section 1008.  Limitation on Debt.
               ------------------

          (a) The Company shall not Incur any Debt, including Acquisition Debt, unless, after giving effect to the Incurrence of such Debt and the receipt and application of the proceeds therefrom, the Fixed Charge Ratio of the Company would be equal to or greater than 2.0 to 1.

          (b) Notwithstanding the provisions of Section 1008(a) of this Indenture, the Company may Incur each and all of the following: (i) Company Refinancing Debt, (ii) Debt of the Company to any of its Restricted Subsidiaries or any Eligible Joint Venture that is expressly subordinated in right of payment to the Securities, provided that any transfer of such Debt by a
                           --------
Restricted Subsidiary or any Eligible Joint Venture (other than to another Restricted Subsidiary or another Eligible Joint Venture), or any transfer of the Company's ownership interest, or a portion thereof, in such Restricted Subsidiary or such Eligible Joint Venture or the interest, or a portion thereof, of Kiewit Energy Company in a Permitted Joint Venture or an Eligible Joint Venture (which transfer has the effect of causing such Restricted Subsidiary to cease to be a Restricted Subsidiary or an Eligible Joint Venture, as the case may be), shall be deemed to be an Incurrence of Debt that is subject to Section 1008(a) of this Indenture, (iii) Debt in an aggregate amount not to exceed $50 million outstanding at any one time may be issued under or in respect of Permitted Working Capital Facilities, provided
                                                                    --------
that either (A) all such Working Capital Facilities and all refinancings thereof must expire and be repaid at least one year before the final Stated Maturity of the Securities or (B) all such Working Capital Facilities and all refinancings thereof must provide that all Liens that secure all such Working Capital Facilities and all refinancings thereof shall be released at least one year before the final Stated Maturity of the Securities, (iv) Non-Recourse Debt Incurred in respect of a Permitted Facility in which the Company has a direct interest, (v) Debt in respect of Currency Protection Agreements or Interest Rate Protection Agreements, (vi) Debt in respect of letters of credit, bankers' acceptances, or other similar instruments (or reimbursement obligations with respect thereto) that is Incurred in the ordinary course of business, (vii) pur-chase money Debt, provided that the amount of such Debt (net of any original
                  --------
issue discount) does not exceed 90% of the fair market value of the Property acquired, (viii) Debt outstanding as of the date of original issuance of the Securities other than Debt that is extinguished, retired or repaid in connection with the original issuance of the Securities and (ix) Debt in an aggregate amount not to exceed $50 million outstanding at any one time.

Section 1009.  Limitation on Subsidiary Debt.
               -----------------------------

               (a) The Company shall not permit any Restricted Subsidiary or any Eligible Joint Venture, to Incur any Debt.

               (b) Notwithstanding the provisions of Section 1009(a) of this Indenture, each and all of the following Debt may be Incurred by a Restricted Subsidiary or an Eligible Joint Venture: (i) Debt Outstanding as of the date of original issuance of the Securities, (ii) Debt owed by a Restricted Subsidiary or an Eligible Joint Venture to the Company or a Restricted Subsidiary of the Company or an Eligible Joint Venture that directly or indirectly owns all the Company's interest in such Restricted Subsidiary and that does not own any other Property, (iii) Non-Recourse Debt Incurred in respect of a Permitted Facility in which such Restricted Subsidiary or such Eligible Joint Venture has an interest (which may include Construction Financing provided by the Company pursuant to Section 1010(c) of this Indenture, (iv) Subsidiary Refinancing Debt, (v) Debt Incurred by a Person prior to the time (A) such person became a Restricted Subsidiary of the Company or an Eligible Joint Venture, (B) such Person merges with or into a Restricted Subsidiary of the Company or an Eligible Joint Venture, or (C) a Restricted Subsidiary of the Company or an Eligible Joint Venture merges with or into such Person (in a transaction in which such Person becomes a Restricted Subsidiary of the Company or an Eligible Joint Venture), provided that, giving
                                                         --------
effect to such transaction, such Debt could have been Incurred (1) by the Company at the time of such merger or acquisition by the Company pursuant to
Section 1008(a) of this Indenture or (2) by the Restricted Subsidiary or the Eligible Joint Venture pursuant to either of the provisions described in clause
(iii) of this paragraph, and provided further that such Debt was not Incurred in
                             -------- -------
connection with, or in contemplation of, such merger or such Person becoming a Restricted Subsidiary of the Company or an Eligible Joint Venture, (vi) Debt in respect of Currency Protection Agreements or Interest Rate Protection Agreements and (vii) Debt in respect of letters of credit, bankers' acceptances, or other similar instruments (or reimbursement obligations with respect thereto) that is Incurred in the ordinary course of business.

Section 1010.  Limitation on Restricted Payments.
               ---------------------------------

          (a) The Company shall not, and shall not permit any Restricted Subsidiary or any Eligible Joint Venture to, directly or indirectly, make any Restricted Payment unless at the time of such Restricted Payment and after giving effect thereto (a) no Event of Default or an event that, after the giving of notice or lapse of time or both, would become an Event of Default, has occurred and is continuing, (b) the Company could Incur at least $1 of Debt under Section 1008(a) of this Indenture and (c) the aggregate amount of all Restricted Payments made by the Company, its Restricted Subsidiaries and the Eligible Joint Ventures (the amount so made, if other than in cash, to be determined in good faith by the Chief Financial Officer, as evidenced by an Officers' Certificate, or, if more than $15 million, by the Board of Directors, as evidenced by a Board resolution) after the date of original issuance of the Securities, is less than the sum (without duplication) of (i) 50% of the Adjusted Consolidated Net Income of the Company and its consolidated Restricted Subsidiaries for the period (taken as one accounting period) beginning on the first day of the first fiscal quarter that begins after the date of the original issuance of the Securities and ending on the last day of the fiscal quarter immediately prior to the date of such calculation, provided that if throughout
                                                   --------
any fiscal quarter within such period the Ratings Categories applicable to the Securities are, with respect to S&P, at least BBB- and, with respect to Moody's, at least Baa3 or, if both do not make a rating of the Securities publicly available, an equivalent Rating Category is made publicly available by another Rating Agency, then 75% (instead of 50%) of the Adjusted Consolidated Net Income (if more than zero) with respect to such fiscal quarter shall be included pursuant to this clause (i), and provided further that if Adjusted Consolidated
                                 -------- -------
Net Income for such period is less than zero, then minus 100% of the amount of
                                                   -----
such net loss, plus (ii) 100% of the aggregate net cash proceeds received by the
               ----
Company from and after the date of original issuance of the Securities from the issuance and sale (other than to a Restricted Subsidiary or an Eligible Joint Venture) of its Capital Stock (excluding Redeemable Stock, but including
Capital Stock other than Redeemable Stock issued upon conversion of, or in exchange for Redeemable Stock or securities other than its Capital Stock), and from the exercise of warrants, options and rights to purchase its Capital Stock (other than Redeemable Stock) issued after the date of original issuance of the Securities and from the issuance and sale, after the date of original issuance of the Securities of convertible Debt upon the conversion of such convertible Debt into Capital Stock (other than Redeemable Stock), but excluding the net proceeds from the issuance, sale, exchange, conversion or other disposition of its Capital Stock (I) that is convertible (whether at the option of the Company or the holder thereof or upon the happening of any event) into (x) any security other than its Capital Stock or (y) its Redeemable Stock or (II) that is Capital Stock referred to in clauses (ii) and (iii) of the definition of "Permitted Payment", plus (iii) the net reduction in Investments of the type speci-
          ----
fied in clause (iv) of the definition of "Restricted Payment" that result from payments of interest on Debt, dividends, or repayment of loans or advances to the Company or the Restricted Security that made the original Investment from the Person in which such Investment was made, provided that (x) the aggregate
                                              --------
amount of such payments shall not exceed the amount of the original Investment by the Company or such Restricted Subsidiary that reduced the amount available pursuant to this clause (c) for making Restricted Payments and (y) such payments may be added pursuant to this clause (iii) only to the extent such payments are not included in the calculation of Adjusted Consolidated Net Income, provided
                                                                     --------
further that if Investments of the type specifies in clause (iv) of the
- -------
Definition of "Restricted Payment" have been made in any Person and such Person thereafter becomes a Restricted Subsidiary, then the aggregate amount of such Investment (to the extent that they have reduced the amount available pursuant to this clause (c) for making Restricted Payments), net of the amounts previously added pursuant to this clause (iii), may be added to the amount available for making Restricted Payments. The foregoing clause (c) shall not prevent the payment of any dividend within 60 days after the date of its declaration if such dividend could have been made on the date of its declara-tion without violation of the provisions of this Section 1010(a).

          (b) Neither the Company nor any of its Restricted Subsidiaries shall be deemed to have made an Investment at the time that a Person that is a Restricted Subsidiary if the Company ceases to be a Restricted Subsidiary, although any subsequent Investment made by the Company and its Restricted Subsidiaries in such Person shall be Investments that shall be subject to the foregoing paragraph unless and until such time as such Person becomes a Restricted Subsidiary. The designation of an Unrestricted Subsidiary as a Restricted Subsidiary, as provided in the definition of "Unrestricted Subsidiary," shall be an Investment that shall be subject to the foregoing paragraph.

          (c) Notwithstanding the provisions of Section 1010(a) of this Indenture, the Company may provide (A) to any of its Restricted Subsidiaries up to 100% of the Con-struction Financing required by such Restricted Subsidiary and (B) to any Eligible Joint Venture a portion of the Construction Financing required by such Eligible Joint Venture that is equal to the proportion of all the outstanding Capital Stock in such Person that is owned directly and indirectly by the Company and Kiewit Energy Company together, if, in either case, (i) the aggregate proceeds of all the Construction Financing provided is not less than 85% of the sum of the aggregate proceeds of such Construction Financing and the aggregate owners' invested in such Restricted Subsidiary or such Eligible Joint Venture, as the case may be, (ii) the Company receives a pro rata pledge or assignment of all the Capital Stock of such Restricted Subsidiary or such Eligible Joint Venture, as the case may be, that is owned by non-governmental Persons and (iii) neither the Company nor Kiewit Energy Company reduces its beneficial ownership in such Restricted Subsidiary or such Eligible Joint Ven-ture, as the case may be, prior to the repayment in full of the Company's portion of the Construction Financing.

Section 1011.  Transactions with Affiliates.
               ----------------------------

     The Company shall not, and shall not permit any of its Restricted Subsidiaries or any Eligible Joint Venture to, directly or indirectly, conduct any business or enter into or permit to exist any transaction or series of related transactions (including, but not limited to, the purchase, sale or exchange of Property, the making of any Investment, the giving of any Guarantee or the rendering of any service) with any Affiliate of the Company, such Restricted Subsidiary or such Eligible Joint Venture, as the case may be, unless (i) such business, transaction or series of related transactions is in the best interest of the Company, such Restricted Subsidiary or such Eligible Joint Venture, (ii) such business, transaction or series of related transactions is on terms no less favorable to the Company or such Restricted Subsidiary, or such Eligible Joint Venture than those that could be obtained in a comparable arm's length transaction with a Person that is not such an Affiliate and (iii) (a) with respect to such business, transaction or series of related transactions that has a fair market value or involves aggregate pay-ments equal to, or in excess of, $10 million but less than $25 million, the Company delivers to the Trustee an

Officer's Certificate stating that such business, transaction or series of related transactions complies with clauses (i) and (ii) above, and (b) with respect to such business, transaction or series of related transactions that has a fair market value or involves aggregate payments equal to, or in excess of, $25 million such business, transaction or series of transactions is approved by a majority of the Board of Directors (including a majority of the disinterested directors), which approval is set forth in a Board resolution delivered to the Trustee certifying that, in good faith, the Board of Directors believes that such business, transaction or series of transactions complies with clauses (i) and (ii) above.

Section 1012.  Limitations on Liens.
               --------------------

     The Company may not Incur any Debt that is secured, directly or indirectly, with, and the Company shall not, and shall not permit any of its Restricted Subsidiaries or any Eligible Joint Venture to, grant a Lien on the Property of the Company, its Restricted Subsidiaries or any Eligible Joint Venture now owned or hereafter acquired unless contemporaneous therewith or prior thereto the Securities are equally and ratably secured except for (i) any such Debt secured by Liens existing on the Property of any entity at the time such Property is acquired by the Company, any of its Restricted Subsidiaries or any Eligible Joint Venture, whether by merger, consolidation, purchase of such Property or otherwise, provided that such Liens (x) are not created, incurred or
                       --------
assumed in contemplation of such Property being acquired by the Company, any of its Restricted Subsidiaries or any Eligible Joint Venture and (y) do not extend to any other Property of the Company, any of its Restricted Subsidiaries or any Eligible Joint Venture, (ii) any other Debt that is required by the terms thereof to be equally and ratably secured as a result of the Incurrence of Debt that is permitted to be secured pursuant to another clause of this Section 1012,
(iii) Liens that are granted in good faith to secure Debt (A) contemplated by clause (iv) of Section 1009(b) of this Indenture and (B) contemplated by clauses (ii), (iii), (vi) and (vii) of Section 1009(b) of this Indenture, provided that, in the case of Debt owed to a Person other than the Company or a
- --------
Re-
stricted Subsidiary, the President or Chief Financial Officer of the Company determines in good faith, as evidenced by an Officers' Certificate, that such Liens are required in order to effect such financing and are not materially more restrictive, taken as a whole, than Liens, taken as a whole, customarily accepted (or in the absence of industry custom, reasonably acceptable) in comparable financings, (iv) Liens existing on the date of the original issuance of the Securities, (v) Liens incurred to secure Debt incurred by the Company as permitted by clause (vii) of Section 1008(b) of this Indenture, provided that
                                                                --------
such Liens may not cover any Property other than that being purchased, (vi) Liens on any Property of the Company securing Permitted Working Capital Facili-ties, Guarantees thereof and any related Interest Rate Protection Agreements or Currency Protection Agreement in respect thereof, provided that such Liens may
                                                  --------
not extend to the Capital Stock owned by the Company, any Restricted Subsidiary or any Eligible Joint Venture in any Subsidiary of the Company or any Eligible Joint Venture, and Liens on any Property of the Company securing other Interest Rate Protection Agreements and other Currency Protection Agreements, (vii) Liens incurred in connection with Capitalized Lease Obligations incurred by the Compa-ny, any of its Restricted Subsidiaries or any Eligible Joint Venture as permitted by Section 1008(b) or Section 1009 of this Indenture, (viii) Liens in respect of extensions, renewals, refundings or refinancings of any Debt secured by the Liens referred to in the foregoing clauses, provided that the Liens in
                                                   --------
connection with such renewal, extension, refunding or refinancing shall be limited to all or part of the specific property that was subject to the original Lien, (ix) any Lien arising by reason of (A) any judgment, decree or order of any court, so long as such Lien is being contested in good faith and is appropriately bonded, and any appropriate legal proceedings that may have been duly initiated for the review of such judgment, decree or order have not been finally terminated or the period within which such proceedings may be initiated has not expired, (B) taxes, duties, assessments, imposts or other governmental charges that are not yet delinquent or are being contested in good faith, (C) security for payment of worker's compensation or other insurance, (D) security for the performance of tenders, contracts (other than contracts for the payment of money) or leases, (E) deposits to secure public or statutory obligations, or to secure permitted contracts for the purchase or sale of any currency entered into in the ordinary course of business, (F) the operation of law in favor of carriers, warehousemen, landlords, mechanics, materialmen, laborers, employees or suppliers, incurred in the ordinary course of business for sums that are not yet delinquent or are being contested in good faith by negotiations or by appropriate proceedings that suspend the collection thereof, (G) easements, rights-of-way, zoning and similar covenants and restrictions and other similar encumbrances or title defects that do not materially detract from the value of the property subject thereto or materially interfere with the ordinary conduct of the business of the Company, any of its Restricted Subsidiaries or any Eligible Joint Venture or (H) leases and subleases of real property that do not interfere with the ordinary conduct of the business of the Company, any of its Restricted Subsidiaries or any Eligible Joint Venture and that are made on customary and usual terms applicable to similar properties, or (xi) Liens, in addition to the foregoing, that secure obligations not in excess of $[ ] million in the aggregate. [COMPANY TO PROPOSE BASKET]

Section 1013.  Repurchase of Securities Upon a Change of Control.
               -------------------------------------------------

          (a) Upon the occurrence of both a Change of Control and a Rating Decline, each Holder of the Securities shall have the right to require that the Company repurchase such Holder's Securities at a repurchase price in cash equal to 101% of the Accreted Value thereof on the date of repurchase plus accrued interest, if any, to the date of repurchase.

          (b) The Change of Control provisions may not be waived by the Trustee or by the Board of Directors, and any modification thereof must be approved by each Holder. Nevertheless, the Change of Control provisions shall not necessarily afford protection to Holders, including protection against an adverse effect on the value of the Securities, in the event that the Company or its Subsidiaries Incur additional Debt, whether through recapitalization or otherwise.

          (c) Within 30 days following the later of a Change of Control and a Rating Decline, the Company shall mail a notice to each Holder, with a copy to the Trustee, stating (1) that a Change of Control has occurred and that such Holder has the right to require the Company to repurchase such Holder's Securities at a repurchase price in cash equal to 101% of the Accreted Value thereof on the date of repurchase plus accrued interest, if any, to the date of repurchase (the "Change of Control Offer"), (2) the circumstances and relevant facts regarding such Change of Control (including information with respect to pro forma historical income, cash flow and capitalization after giving effect to
- --- -----
such Change of Control), (3) the repurchase date (which shall be not earlier than 30 days nor later than 60 days from the date such notice is mailed) (the "Repurchase Date"), (4) that original issue discount on any Security not tendered or purchased shall continue to accrete until January 15, 1997, and thereafter interest on any such Security shall continue to accrue, (5) any Security accepted for payment pursuant to the Change of Control Offer shall cease to accrete original issue discount or accrue interest, as the case may be, after the Repurchase Date (assuming sufficient moneys for the purchase thereof are deposited with the Trustee), (6) that Holders electing to have a Security repurchased pursuant to a Change of Control Offer shall be required to surrender the Security, with the form entitled "Option of Holder To Elect Purchase" on the reverse of the Security completed, to the paying agent at the address specified in the notice prior to the close of business on the Repurchase Date, (7) that a Holder shall be entitled to withdraw such Holder's election if the paying agent receives, not later than the close of business on the third Business Day (or such shorter periods as may be required by applicable law) preceding the Repurchase Date, a telegram, telex, facsimile transmission or letter setting forth the name of the Holder, the principal amount of Securities the Holder delivered for purchase, and a statement that such Holder is withdrawing his election to have such Securities purchased and (8) that Holders that elect to have their Securities purchased only in part shall be issued new Securities having a principal amount equal to the portion of the Securities that were surrendered but not tendered and purchased.

          (d) On the Repurchase Date, the Company shall (i) accept for payment all Securities or portions thereof tendered pursuant to the Change of Control Offer, (ii) deposit with the Trustee money sufficient to pay the purchase price of all Securities or portions thereof so tendered for purchase and (iii) deliver or cause to be delivered to the Trustee the Securities so accepted together with an Officers' Certificate identifying the Securities or portions thereof tendered to the Company for purchase. The Trustee shall promptly mail to the Holders of the Securities so accepted payment in an amount equal to the purchase price, and promptly authenticate and mail to each Holder a new Security having a principal amount equal to any portion of such Holder's Securities that were surrendered but not tendered and purchased, the Company shall publicly announce the results of the Change of Control Offer on or as soon as practicable after the Repurchase Date.

               [Add procedures]

          (e) The Company shall comply with all applicable tender offer rules, including, without limitation, Rule 14e-1 under the Exchange Act, in connection with a Change of Control Offer.

Section 1014.  Limitation on Dividend and Other Payment Restrictions Affecting
               ---------------------------------------------------------------
               Restricted Subsidiaries.
               ------------------------

     The Company shall not, and shall not permit any Restricted Subsidiary or any Eligible Joint Venture to, create or cause to become or remain subject to, as a result of the acquisition of any Person or Property or upon any Person becoming a Restricted Subsidiary or an Eligible Joint Venture, any consensual encumbrance or consensual restriction of any kind on the ability of any Restricted Subsidiary or any eligible Joint Venture to (a) pay dividends or make any other distributions permitted by applicable law on any Capital Stock of such Restricted Subsidiary owned or such Eligible Joint Venture by the Company, any other Restricted Subsidiary or any other Eligible Joint Venture,
(b) make payments in respect of any Debt owed to the Company, any other Re-stricted Subsidiary of the Company or any Eligible Joint

Venture, (c) make loans or advances to the Company, any other Restricted Subsidiary of the Company or any other Eligible Joint Venture or (d) transfer any of its Property to the Company or any other Restricted Subsidiary or any other Eligible Joint Venture, other than those encumbrances and restrictions created or existing (i) on the date of the original issuance of the Securities,
(ii) pursuant to this Indenture, (iii) in connection with the Incurrence of any Debt permitted under the provisions described in clause (iii) of Section 1009(b) of this Indenture, provided that, in the case of Debt owed to Persons other than
                   --------
the Company and its Restricted Subsidiaries, the President or the Chief Financial Officer of the Company determines in good faith, as evidenced by an Officers' Certificate, that such encumbrances or restrictions are required to effect such financing and are not materially more restrictive, taken as a whole, on the ability of the applicable Restricted Subsidiary or the applicable Eligible Joint Venture to make the payments, distributions, loans, advances or transfers referred to in clauses (a) through (d) of this Section 1014 above than encumbrances and restrictions, taken as a whole, customarily accepted (or, in the absence of any industry custom, reasonably acceptable) in comparable financings, (iv) in connection with the execution and delivery of an electric power or thermal energy purchase contract, or other contract related to the output or product of, or services rendered by, a Permitted Facility, to which such Restricted Subsidiary or such Eligible Joint Venture is the supplying party or other contracts with customers, suppliers and contractors to which such Restricted Subsidiary or such Eligible Joint Venture is a party and where such Restricted Subsidiary or such Eligible Joint Venture is engaged, directly or indirectly, in the development, construction, acquisition, ownership, management or operation of such Permitted Facility, provided that the President
                                                    --------
or the Chief Financial Officer of the Company determines in good faith, as evidenced by an Officers' Certificate, that such encumbrances or restrictions are required to effect such contracts and are not materially more restrictive, taken as a whole, on the ability of the applicable Restricted Subsidiary or the applicable Eligible Joint Venture to make the payments, distributions, loans, advances or transfers referred to in clauses (a) through (d) of this Section 1014 than encumbrances and restrictions, taken as a whole, customarily accepted (or, in the absence of any industry custom, reasonably acceptable) in comparable financings, (v) in connection with any Debt of a Person outstanding when such Person becomes a Restricted Subsidiary or an Eligible Joint Venture permitted under the provision described in clause (v) of Section 1009(b) of this Indenture, provided that such encumbrance or restriction was not incurred in
           --------
contemplation of such Person becoming a Restricted Subsidiary or an Eligible Joint Venture and provided further that such encumbrance or restriction may not
                  -------- -------
extend beyond the Property of such Person at the time it became a Restricted Subsidiary or an Eligible Joint Venture, (vi) in connection with the Incurrence of any Debt permitted under clause (iv) of Section 1009(b) of this Indenture, provided that, in the case of Debt owed to Persons other than the Company and
- --------
its Restricted Subsidiaries, the President or the Chief Financial Officer of the Company determines in good faith, as evidenced by an Officer's Certificate, that such encumbrances or restrictions taken as a whole are not materially more restrictive than the encumbrances and restrictions applicable to the Debt and/or equity being exchanged or refinanced, (vii) customary non-assignment provisions in leases or other contracts entered into in the ordinary course of business of the Company, any Restricted Subsidiary or any Eligible Joint Venture, (viii) any restrictions imposed pursuant to an agreement entered into for the sale or disposition of all or substantially all of the Capital Stock or Property of any Restricted Subsidiary or Joint Venture that apply pending the closing of such sale or disposition, (ix) in connection with Liens on the Property of such Restricted Subsidiary or such Eligible Joint Venture that are permitted by Section 1012 of this Indenture, but only to the extent that the encumbrances and restrictions are necessary to effectuate such Lien or (x) in connection with the Incurrence of any Debt permitted under clause (ii) of
Section 1009(b) of this Indenture.

Section 1015.  Limitations on Dispositions.
               ---------------------------

          (a) Subject to the provisions of Article Eight of this Indenture, the Company shall not make and shall not permit any of its Restricted Subsidiaries or any

Eligible Joint Venture to make, any Asset Disposition unless (i) the Company, the Restricted Subsidiary or the Eligible Joint Venture, as the case may be) receives consideration at the time of each such Asset Disposition at least equal to the fair market value of the Property or securities sold or otherwise disposed of (to be determined in good faith by the Chief Financial Officer, as evidenced by an Officers' Certificate, or, if more than $15 million, by the Board of Directors, as evidenced by a Board resolution), (ii) at least 85% of such consideration is received in cash or Cash Equivalents or, if less than
85%, the remainder of such consideration consists of assets related to the business of the Company as described in the first sentence of Section 1022 of this Indenture, and (iii) unless otherwise required under the terms of Senior Debt, at the Company's election, the Net Cash Proceeds are either (A) invested in the business or businesses of the Company, any of its Restricted Subsid-iaries or any Eligible Joint Venture or (B) applied to the payment of any Debt of the Company, such Restricted Subsidiary or such Eligible Joint Venture (or as otherwise required under the terms of such Debt) (other than Debt owed to the Company, another Restricted Subsidiary or another Eligible Joint Venture by such Restricted Subsidiary or such Eligible Joint Venture), provided that, no such
                                                       --------
payment of Debt under Permitted Working Capital Facilities shall be permitted unless the related loan commitment, standby facility or the like shall be permanently reduced by an amount equal to the principal amount so repaid, provided further that such investment or such payment, as the case may be, must
- -------- -------
be made within 365 days from the later of the date of such Asset Disposition or the receipt by the Company, such Restricted Subsidiary or such Eligible Joint Venture of the Net Cash Proceeds related thereto. Any Net Cash Proceeds from Asset Dispositions that are not applied as provided in clause (A) or (B) of the preceding sentence shall constitute "Excess Proceeds." Excess Proceeds shall be applied, as described below, to make an offer ("Offer") to purchase Securities at a purchase price equal to 100% of principal amount thereof, plus accrued interest, if any, to the date of purchase.

          (b) Notwithstanding the provisions of Section 1015(a), the Company and its Restricted Subsidiaries may
exchange with other Persons (i) Property that constitutes a Restricted Subsidiary for Property that constitutes a Restricted Subsidiary, (ii) Property that constitutes a Restricted Subsidiary for Property that does not constitute a Restricted Subsidiary, (iii) Property that does not constitute a Restricted Subsidiary for Property that does not constitute a Restricted Subsidiary and
(iv) Property that does not constitute a Restricted Subsidiary for Property that constitutes a Restricted Subsidiary, provided that in each case the fair market
                                     --------
value of the Property received is at least equal to the fair market value of the Property exchanged as determined in good faith by the Chief Financial Officer, as evidenced by an Officers' Certificate, or, if more than $25 million, by the Board of Directors, as evidenced by a Board resolution, provided that the
                                                         --------
investment in the Property received in the exchanges described in clauses (ii) and (iii) of the prior sentence shall be subject to Section 1010 of this Indenture. Notwithstanding anything in the foregoing to the contrary, the Company may not, and shall not permit any of its Restricted Subsidiaries to, make an Asset Disposition of any interest in, or Property of, any of the [Coso entities] other than for consideration consisting of cash.

          (c) To the extent that any or all of the Net Cash Proceeds of any Foreign Asset Disposition is prohibited from (or delayed in) being repatriated to the United States by applicable local law, the portion of such Net Cash Proceeds so affected shall not be required to be applied at the time provided above but may be retained by the applicable Restricted Subsidiary or the applicable Eligible Joint Venture so long, but only so long, as the applicable local law does not permit (or delays) repatriation to the United States. The Company shall take or cause the applicable Restricted Subsidiary or the appli-cable Eligible Joint Venture to take all actions required by the applicable local law to permit such repatriation promptly. Once repatriation of any of such Net Cash Proceeds is permitted under the applicable local law, repa-triation shall be effected immediately and the repatriated Net Cash Proceeds shall be applied in the manner set forth in this Section 1015(c) as if such Asset Disposition had occurred on the date of such repatriation. In addition, if the Board of Directors determines, in good faith, that repatriation of any or all of the Net Cash Proceeds of any Foreign Asset Disposition would have a material adverse tax consequence to the Company, the Net Cash Proceeds so affected may be retained outside of the United States by the applicable Restricted Subsidiary or the applicable Eligible Joint Venture for so long as such material adverse tax consequence would continue. Not-withstanding the foregoing provisions of this paragraph to the contrary, if applicable local law prohibits (or delays) the repatriation of Net Cash Proceeds of a Foreign Asset Disposition but such local law does not prohibit the application of such Net Cash Proceeds pursuant to the first sentence of this
Section 1015(a) of this Indenture, the Company may apply by such Net Cash Pro-ceeds pursuant to such provision.

          (d) If the aggregate principal amount of Securities tendered pursuant to an Offer is less than the Excess Proceeds available for the purchase of the Securities, the Company may use the remaining Excess Proceeds for general corporate purposes without regard to the provision of this Section 1015(d). The Company shall not be required to make an Offer for Securities if the Excess Proceeds available therefor are less than $10 million, provided that the lesser
                                                       --------
amounts of such Excess Proceeds shall be carried forward and cumulated for each 36 consecutive month period for purposes of determining whether an Offer is required with respect to any Excess Proceeds of any subsequent Asset Dispositions. Any such lesser amounts so carried forward and cumulated need not be segregated or reserved and may be used for general corporate purposes, provided that such use shall not reduce the amount of cumulated Excess Proceeds
- --------
or relieve the Company of its obligation hereunder to make an Offer with respect thereto.

          (e) The Company shall make an Offer by mailing to each Holder, within 30 days from the receipt of Excess Proceeds that cause the cumulated Excess Proceeds to exceed $10 million, a written notice that shall specify the purchase date, which shall not be less than 30 days nor more than 60 days after the date of such notice (the "Purchase Date"), and that shall contain certain information concerning the business of the Company that the Company believes in good faith shall enable the Holders to make an informed decision. Holders that elect to have their Securities purchased shall be required to surrender such Securities at least one Business Day prior to the Purchase Date. If at the expiration of the Offer period the aggregate Accreted Value of Securities surrendered by Holders exceeds the amount of such Excess Proceeds, the Company shall select the Securities to be purchased on a pro rata basis.
     --- ----

          [Add procedures]

          (f) If the Company is prohibited by applicable law from making the Offer or purchasing Securities thereunder, the Company need not make an Offer for so long as such prohibition is in effect.

          (g) The Company shall comply with all applicable tender offer rules, including, without limitation, Rule 14e-1 under the Exchange Act, in connection with an Offer.

Section 1016.  Limitations on Sale-Leasebacks.
               ------------------------------

          The Company shall not, and shall not permit any of its Restricted Subsidiaries or any Eligible Joint Venture to, Incur or otherwise become obligated with respect to any sale-leaseback (other than a sale-leaseback with respect to a Permitted Facility that is Non-Recourse) unless, (i) (a) if effected by the Company, the Company would be permitted to Incur such obligation under Section 1008 of this Indenture or, (b) if effected by a Restricted Subsidiary or an Eligible Joint Venture, such Restricted
Subsidiary or such Eligible Joint Venture would be permitted to Incur such obligation under Section 1009(b) of this Indenture, assuming for the purpose of this Section 1016 and Section 1008 and 1009(b) of this Indenture that (x) the obligation created by such sale-leaseback is a Capitalized Lease and (y) the Capitalized Lease Obligation with respect thereto is the Attributable Value thereof, (ii) the Company, such Restricted Subsidiary or such Eligible Joint Venture is permitted to grant a Lien with respect to the property that is the subject of such sale-leaseback under Section 1012 of this Indenture,
(iii) the proceeds of such sale-leaseback are at least equal to the fair market value of the property sold

(determined in good faith by the Board of Directors, as evidenced by a Board resolution) and (iv) the Net Cash Proceeds of the sale-leaseback are applied pursuant to Section 1015 of this Indenture.

Section 1017.  Provision of Financial Information.
               ----------------------------------

          Whether or not the Company is subject to Section 13(a) or 15(d) of the Exchange Act, or any successor provision thereto, the Company shall file with the Commission the annual reports, quarterly reports and other documents which the Company would have been required to file with the Commission pursuant to such Section 13(a) or 15(d) or any successor provision thereto if the Company were subject thereto, such documents to be filed with the Commission on or prior to the respective dates (the "Required Filing Dates) by which the Company would have been required to file them. The Company shall also in any event (a) within 15 days of each Required Filing Date (i) transmit by mail to all Holders, as their names and addresses appear in the Security Register, without cost to such Holders, and (ii) file with the Trustee copies of the annual reports, quarterly reports and other documents (without exhibits) which the Company would have been required to file with the Commission pursuant to Section 13(a) or 15(d) of the Exchange Act or any successor provisions thereto if the Company were subject thereto and (b) if filing such documents by the Company with the Commission is not permitted under the Exchange Act, promptly upon written request, supply copies of such documents (without exhibits) to any prospective Holder.

Section 1018.  Limitations on Sale of Subsidiary Preferred Stock.
               --------------------------------------------------

     The Company shall not permit any Restricted Subsidiary or any Eligible Joint Venture to create, assume or otherwise cause or suffer to exist any Preferred Stock except: (i) Preferred Stock outstanding on the date of this Indenture, (ii) Preferred Stock issued to and held by the Company, a Restricted Subsidiary of the Company or an Eligible Joint Venture (but only so long as held or owned by the Company or a Restricted Subsidiary of the Company or an Eligible Joint Venture), (iii) Preferred Stock issued by a Person prior to the time (a) such

Person became a Restricted Subsidiary or an Eligible Joint Venture, (b) such Person merges with or into a Restricted Subsidiary or an Eligible Joint Venture or (c) a Restricted Subsidiary or an Eligible Joint Venture merges with or into such Person (in a transaction in which such Person becomes a Restricted Subsidiary or an Eligible Joint Venture), provided that such Preferred Stock was
                                          --------
not issued in anticipation of such Person becoming a Restricted Subsidiary or an Eligible Joint Venture or of such merger and (iv) Preferred Stock issued or agreed to be issued by a Restricted Subsidiary or an Eligible Joint Venture in connection with the financing of the construction, equipping, developing, operation, ownership, management, servicing or acquisition of a Permitted Facility or the retirement of Debt secured by such Permitted Facility or the repatriation of equity, advances or income or the optimization of tax treatment for the benefit of the owners of such Permitted Facility, (v) Preferred Stock issued or agreed to be issued by a Restricted Subsidiary or an Eligible Joint Venture in satisfaction of legal requirements applicable to a Permitted
Facility or the conduct of such Restricted Subsidiary's or such Eligible Joint Venture's business in the applicable jurisdiction and (vi) Preferred Stock that is exchanged for, or the proceeds of which are used to refinance, any Preferred Stock permitted to be outstanding pursuant to clauses (i) through (iv) hereof (or any extension, renewal or refinancing thereof), having a liquidation preference not to exceed the liquidation preference of the Preferred Stock so exchanged or refinanced and having a redemption period no shorter than the redemption period of the Preferred Stock so exchanged or refinanced.

Section 1019.       Statement by Officers as to Default; Compliance
                    -----------------------------------------------
                    Certificates.
                    ------------

          (a) The Company shall deliver to the Trustee, within 120 days after the end of each fiscal year, an Officers' Certificate stating that a review of the activities of the Company and its Restricted Subsidiaries during the preceding fiscal year has been made under the supervision of the signing Officers with a view to determining whether the Company has kept, observed, performed and fulfilled its obligations under this Indenture and whether the Restricted Subsidiaries are in compliance with all covenants of this Indenture applicable to them and further stating, as to each such Officer signing such certificate, that to the best of his knowledge each has kept, observed, performed and fulfilled each and every covenant contained in this Indenture and is not in default in the performance or observance of any of the terms, provisions, and conditions hereof (or, if a Default or Event of Default shall have occurred, describing all such Defaults or Events of Default of which he may have knowledge and what action each is taking or proposes to take with respect thereto).

          (b) So long as not contrary to the then current recommendations of the American Institute of Certified Public Accountants, the year-end financial statements delivered pursuant to Section 1017 above shall be accompanied by a written statement of the Company's independent public accountants (who shall be a firm of established national reputation reasonably satisfactory to the Trustee) that in making the examination necessary for certification of such financial statements nothing has come to their attention which would lead them to believe that the Company or any of its Restricted Subsidiaries has violated any provisions of Sections 1001, 1006, 1008, 1009, 1010, 1011, 1015 or 1018 hereof or of Article Eight of this Indenture or, if any such violation has occurred, specifying the nature and period of existence thereof, it being understood that such accountants shall not be liable directly or indirectly to any person for any failure to obtain knowledge of any such violation.

          (c) The Company shall, so long as any of the Securities are outstanding, deliver to the Trustee, forthwith upon any Officer becoming aware of (i) any Default or Event of Default or (ii) any event of default under any other mortgage, indenture or instrument referred to in Section 501(6), an Officers' Certificate specifying such Default, Event of Default or other event of default and what action the Company is taking or proposes to take with respect thereto.

Section 1020.  Waiver of Certain Covenants.
               ---------------------------

     The Company may omit in any particular instance to comply with any covenant or condition set forth in Section 801, provided pursuant to Section 901(2) and set forth in Sections 1004 to 1012, inclusive, and Section 1014 and Sections 1016 through 1018 of this Indenture, inclusive, if before the time for such compliance the Holders of at least a majority in principal amount at Stated Maturity of the Outstanding Securities shall, by Act of such Holders, either waive such compliance in such instance or generally waive compliance with such covenant or condition, but no such waiver shall extend to or affect such covenant or condition except to the extent so expressly waived, and, until such waiver shall become effective, the obligations of the Company and the duties of the Trustee in respect of any such covenant or condition shall remain in full force and effect.

Section 1021.  Company to Supply Information Concerning Original Issue Discount.
               ----------------------------------------------------------------

     The Company shall provide to the Trustees on a timely basis such information as the Trustee requires to enable the Trustee to prepare and file any form required to be submitted with the Internal Revenue Service or to the Holders of the Securities relating to original issue discount, including without limitation, Form 1099-OID or any successor form.

Section 1022.  Limitation on Business.
               ----------------------

     The Company shall, and shall cause its Restricted Subsidiaries and the Eligible Joint Ventures to, engage only in (i) the ownership, construction, development, acquisition, operation, servicing, management or disposition of Permitted Facilities, (ii) the ownership, creation, development, acquisition, servicing, management or disposition of Restricted Subsidiaries and Joint Ventures that own, construct, develop, acquire, operate, service, manage or dispose of Permitted Facilities, (iii) obtaining, arranging or providing financing incident to any of the foregoing and (iv) other related activities incident to any of the foregoing. The Company shall not, and shall not permit any of its Restricted Subsidiaries or any Eligible Joint Venture to, make any Investment or otherwise acquire any Property that is not directly related to the business of the Company as described in the preceding sentence (collectively, the "Ineligible Investments") other than as a part of an Investment or an acquisition of Property that is predominantly directly related to the business of the Company as described above, and if the aggregate fair market value of such Ineligible Investments in the aggregate exceeds 10% (the "10% Limit") of the total assets of the Company and its consolidated Restricted Subsidiaries (as determined in accordance with
GAAP) as determined in good faith by the Chief Financial Officer, as evidenced by an Officer's Certificate, the Company, its Restricted Subsidiaries and the Eligible Joint Ventures must cease acquiring any additional Ineligible Investments and must, within 18 months of the acquisition that caused the Ineligible Assets to exceed the 10% Limit, dispose of a sufficient amount of Ineligible Investments so that the 10% Limit shall not be exceeded, provided
                                                                    --------
that such 18-month period may be extended up to an additional six months if, de-spite the Company's active efforts during such 18-month period to dispose of such Ineligible Investments, the Company is unable to do so because of regulatory difficulties or market conditions.


                                 ARTICLE ELEVEN

                            Redemption of Securities

Section 1101.  Right of Redemption.
               -------------------

     The Securities may be redeemed at the election of the Company, in the amounts, at any time on or after _________________, 1999, at the Redemption Prices specified in the form of Security hereinbefore set forth (together with any applicable accrued and unpaid interest to the Redemption Date) and subject to the conditions specified in the form of Security hereinbefore set forth.

Section 1102.  Applicability of Article.
               ------------------------

     Redemption of Securities at the election of the Company, as permitted by this Indenture and the provi-sions of the Securities, shall be made in accordance with such provisions and this Article Eleven.


Section 1103.  Election to Redeem; Notice to Trustee.
               -------------------------------------

     The election of the Company to redeem any Securities pursuant to Section 1101 of this Indenture shall be evidenced by a Board Resolution. In case of any redemption at the election of the Company pursuant to Section 1101 of less than all the Securities, the Company shall, at least 60 days prior to the Redemption Date fixed by the Company (unless a shorter notice shall be satisfactory to the Trustee), notify the Trustee of such Redemption Date and of the principal amount of Securities to be redeemed.

Section 1104.  Selection by Trustee of Securities to Be Redeemed.
               -------------------------------------------------

     If less than all the Securities are to be redeemed, the particular Securities to be redeemed shall be selected not more than 60 days prior to the Redemption Date by the Trustee, from the Outstanding Securities not previ-ously called for redemption, on a pro rata basis, by lot, or by such method as the Trustee shall deem fair and appropriate and which may provide for the election for redemption of portions (equal to $1,000 or any integral multiple thereof) of the principal amount at Stated Maturity of Securities of a denomination larger than $1,000.

     The Trustee shall promptly notify the Company and each Security Registrar in writing of the Securities selected for redemption and, in the case of any Securities selected for partial redemption, the principal amount thereof to be redeemed.

     For all purposes of this Indenture and or the Securities, unless the context otherwise requires, all provisions relating to the redemption of Securities shall relate, in the case of any Securities redeemed or to be redeemed only in part, to the portion of the principal amount of such Securities which has been or is to be redeemed.

Section 1105.  Notice of Redemption.
               --------------------

     Notice of redemption shall be given by first-class mail, postage prepaid, mailed not less than 30 nor more than 60 days prior to the Redemption Date, to each Holder of Securities to be redeemed, at his address appearing in the Security register.

     All notices of redemption shall state:

               (1)  the Redemption Date,

               (2)  the Redemption Price,

               (3) if less than all the Outstanding Securities are to be redeemed, the identification (and, in the case of partial redemption, the principal amounts) of the particular Securities to be redeemed, including CUSIP Numbers,

               (4) that on the Redemption Date the Redemption Price shall become due and payable upon each such security to be redeemed and that, unless the Company shall default in the payment of the Redemption Price and any applicable accrued interest, (i) in the case of a Redemption Date on or after January 15, 1999, interest thereon shall cease to accrue on and after said Redemption Date and (ii) in the case of a Redemption Date prior to January 15, 1999, the Accreted Value thereof shall not increase after said Redemption Date, and

               (5) the name of the Paying Agent or Agents and the place or places where such Securities are to be surrendered for payment of the Redemption Price.

     Notice of redemption of Securities to be redeemed at the election of the Company shall be given by the Company or, at the Company's request, by the Trustee in the name and at the expense of the Company and shall be irrevoca-ble.

Section 1106.  Deposit of Redemption.
               ---------------------

     Prior to any Redemption Date, the Company shall deposit with the Trustee or with a Paying Agent (or if the Company is acting as its own Paying Agent, segregate and hold in trust as provided in Section 1003 of this Indenture) an amount of money sufficient to pay the Redemption Price of, and (except if the Redemption Date shall be an Interest Payment Date) any applicable accrued and unpaid interest on, all the Securities which are to be redeemed on that date.

Section 1107.  Securities Payable on Redemption Date.
               -------------------------------------

     Notice of redemption having been given as aforesaid, the Securities so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price therein specified, and from and after such date (unless the Company shall default in the payment of the Redemption Price and any applicable accrued and unpaid interest) such Securities shall not bear interest and the Accreted Value of such Securities shall thereupon and thereafter conclusively be deemed to be their Accreted Value determined on and as of such Redemption Date. Upon surrender of any such Security for redemption in accordance with said notice, such Security shall be paid by the Company at the Redemption Price, together with any applicable accrued and unpaid interest to the Redemption Date; provided that installments of interest whose Stated
                        --------
Maturity is on or prior to the Redemption Date shall be payable to the Holders of such Securities, or one or more Predecessor Securities, registered as such at the close of business on the relevant Record Dates according to their terms and the provisions of Section 307 of this Indenture.

     If any Security called for redemption in accordance with the election of the Company made pursuant to Section 1101 shall not be so paid upon surrender thereof for redemption, the principal (and premium, if any) shall, until paid, bear interest or accrete from the Redemption Date at the rate or manner provided by the Security.

Section 1108.  Securities Redeemed in Part.
               ---------------------------

     Any Security which is to be redeemed only in part shall be surrendered at an office or agency of the Company designated for that purpose pursuant to
Section 1002 of this Indenture (with, if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or his attorney duly authorized in writing), and the Company shall execute, and the Trustee shall authenticate and deliver to the Holder of such Security without service charge, a new Security or Securities, of any authorized denomination as requested by such Holder, in aggregate principal amount at Stated Maturity equal to and in exchange for the unredeemed portion of the principal amount at Stated Maturity of the Security so surrendered.


                                 ARTICLE TWELVE

                       Defeasance and Covenant Defeasance

Section 1201.  Company's Option to Effect Defeasance or Covenant Defeasance.
               ------------------------------------------------------------

     The Company may elect, at its option at any time, to have Section 1202 or
Section 1203 of this Indenture applied to the Outstanding Securities (as a whole and not in part) upon compliance with the conditions set forth below in this Article Twelve. Any such election shall be evidenced by a Board Resolution.

Section 1202.  Defeasance and Discharge.
               ------------------------

     Upon the Company's exercise of its option to have this Section applied to the Outstanding Securities (as a whole and not in part), the Company shall be deemed to have been discharged from its obligations with respect to such Securities as provided in this Section 1202 on and after the date the conditions set forth in Section 1204 of this Indenture are satisfied (hereinafter called "Defeasance"). For this purpose, such Defeasance means that the Company shall be deemed to have paid and discharged the entire indebtedness represented by such Securities and to have satisfied all its other obligations under such Securities and this Indenture insofar as such Securities are concerned (and the Trustee, at the expense of the Company, shall execute proper instruments acknowledging the same), subject to the following which shall survive until otherwise terminated or discharged hereun-der: (1) the rights of Holders of such Securities to receive, solely from the trust fund described in Section 1204 of this Indenture and as more fully set forth in such Section, payments in respect of the principal of and any premium and interest on such Securities when payments are due, (2) the Company's obligations with respect to such Securities under Sections 304, 305, 306, 1002, 1003 and 1004 of this Indenture, (3) the rights, powers, trusts, duties and immunities of the Trustee under this Indenture, (4) Article Eleven and (5) this Article Twelve. Subject to compliance with this Article Twelve, the Company may exercise its option to have this Section 1202 applied to the Outstanding Securities (as a whole and not in part) notwithstanding the prior exercise of its option to have Section 1203 of this Indenture applied to such Securities.

Section 1203.  Covenant Defeasance.
               -------------------

     Upon the Company's exercise of its option to have this Section applied to the Outstanding Securities (as a whole and not in part), (i) the Company shall be released from its obligations under Section 801(iii) or (iv)), Sections 1005 through 1018 of this Indenture, inclusive, and any covenant provided pursuant to Section 901(2) and (ii) the occurrence of any event specified in
Section 501(4) (with respect to Section 801(iii) or (iv)), Section 501(5) (with respect to any of Sections 1005 through 1018, inclusive, and any such covenants provided pursuant to Section 901(2)), Section 501(6) or Section 501(7) shall be deemed not to be or result in an Event of Default, in each case with respect to such Securities as provided in this Section on and after the date the conditions set forth in Section 1204 are satisfied (hereinafter called "Covenant Defeasance"). For this purpose, such Covenant Defeasance means that, with respect to such Securities, the Company may omit to comply with and shall have no liability in respect of any term, condition or limitation set forth in any such specified Section (to the extent so specified in the case of Sections 501(4) and 501(5)), whether directly or indirectly by reason of any reference elsewhere herein to any such Section or by reason of any reference in any such Section to any other provision herein or in any other document; but the re-mainder of this Indenture and such Securities shall be unaffected thereby.

Section 1204.  Conditions to Defeasance or Covenant Defeasance.
               ------------------------------------------------

          The following shall be the conditions to the application of Section 1202 or Section 1203 of this Indenture to the Outstanding Securities:

               (1)  The Company shall irrevocably have deposited or caused to be deposited with the Trustee (or another trustee which satisfies the requirements contemplated by Section 609 and agrees to comply with the provisions of this Article applicable to it) as trust funds in trust for the purpose of making the following payments, specifically pledged as security for, and dedicated solely to the benefits of the Holders of such Securities, (A) money in an amount, or (B) U.S. Government Obligations that through the scheduled payment of principal and interest in respect thereof in accordance with their terms shall provide, not later than one day before the due date of any payment, money in an amount, or (C) a combination thereof, in each case sufficient, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, to pay and discharge, and which shall be applied by the Trustee
(or any such other qualifying trustee) to pay and discharge, the principal of, premium if any and any installment of accrued interest on such Securities on the respective Stated Maturities thereof or, if the Company makes arrangements satisfactory to the Trustee for the redemption of the Securities prior to their Stated Maturity, on any earlier Redemption Date, in accordance with the terms of this Indenture and such Securities. As used herein, "U.S. Government Obligations" means (x) securities that are (i) direct obligations of the United States of America for the payment of which the full faith and credit of the United States of America is pledged or (ii) obligations of a Person controlled or supervised by and acting as an agency or instrumentality of the United States of America the payment of which is unconditionally guaranteed as a full faith and credit obligation by the United States of America, which, in either case under claus-
es (i) or (ii) above, are not callable or redeemable at the option of the issuer thereof, and (y) depositary receipts issued by a bank (as defined in Section 3(a)(2) of the Securities Act of 1933, as amended) as custodian with respect to any U.S. Government Obligation which is specified in Clause (x) above and held by such bank for the account of the holder of such depositary receipt, or with respect to any specific payment of principal of or interest on any U.S. Government Obligation which is so specified and held, provided that (except as
                                                      --------
required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depositary receipt from any amount received by the custodian in respect of the U.S. Government Obligation or the specific payment of principal or interest of the U.S. Government Obligation evidenced by such depositary receipt.

               (2) In the event of an election to have Section 1202 of this Indenture apply to the Outstanding Securities, the Company shall have delivered to the Trustee an Opinion of Counsel stating that (A) the Company has received from, or there has been published by, the Internal Revenue Service a ruling or
(B) since the date of this Indenture, there has been a change in the applicable Federal income tax law, in either case (A) or (B) to the effect that, and based thereon such opinion shall confirm that, the Holders of such Securities shall not recognize gain or loss for Federal income tax purposes as a result of the deposit, Defeasance and discharge to be effected with respect to such Securities and shall be subject to Federal income tax on the same amount, in the same manner and at the same times as would be the case if such deposit, Defeasance and discharge were not to occur.

               (3) In the event of an election to have Section 1203 of this Indenture apply to the Outstanding Securities, the Company shall have delivered to the Trustee an Opinion of Counsel to the effect that the Holders of such Outstanding Securities shall not recognize gain or loss for Federal income tax purposes as a result of the deposit and Covenant Defeasance to be effected with respect to such Securities and shall be subject to Federal income tax on the same amount, in the same manner and at the same times as would be the case if such deposit and Covenant Defeasance were not to occur.

               (4) No Default or Event of Default with respect to the Outstanding Securities shall have occurred and be continuing at the time of such deposit after giving effect thereto or, in the event of an election to have Section 1202 of this Indenture apply to the Outstanding Securities, with regard to any such event specified in Sections 501(8) and (9), at any time on or prior to the 91st day after the date of such deposit (it being understood that this condition shall not be deemed satisfied until after such 91st day).

               (5) Such Defeasance or Covenant Defeasance shall not cause the Trustee to have a conflicting interest within the meaning of the Trust Indenture Act (assuming all Securities are in default within the meaning of such Act).

               (6) Such Defeasance or Covenant Defeasance shall not result in a breach or violation of, or constitute a default under, any other agreement or instrument to which the Company is a party or by which it is bound.

               (7) Such Defeasance or Covenant Defeasance shall not result in the trust arising from such deposit constituting an investment company within the meaning of the Investment Company Act of 1940, as amended, unless such trust shall be registered under such Act or exempt from registration thereunder.

               (8) The Company shall have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent with respect to such Defeasance or Covenant Defeasance have been complied with.

Section 1205.  Deposited Money and U.S. Government Obligations to Be Held in
               --------------------------------------------------------------
               Trust; Miscellaneous Provisions.
               -------------------------------

     Subject to the provisions of the last paragraph of Section 1003 of this Indenture, all money and U.S. Government Obligations (including the proceeds thereof) deposited with the Trustee or other qualifying trustee (solely for purposes of this Section 1205 and Section 1206 of this Indenture, the Trustee and any such other

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

trustee are referred to collectively as the "Trustee") pursuant to Section 1204 of this Indenture in respect of the Outstanding Securities shall be held in trust and applied by the Trustee, in accordance with the provisions of such Securities and this Indenture, to the payment, either directly or through any such Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Holders of such Securities, of all sums due and to become due thereon in respect of principal and any premium and interest, but money so held in trust need not be segregated from other funds except to the extent required by law.

     The Company shall pay and indemnify the Trustee against any tax, fee or other charge imposed on or assessed against the U.S. Government Obligations deposited pursuant to Section 1204 of this Indenture or the principal and interest received in respect thereof other than any such tax, fee or other charge which by law is for the account of the Holders of Outstanding Securities.

     Anything in this Article Twelve to the contrary notwithstanding, the Trustee shall deliver or pay to the Company from time to time upon Company Request any money or U.S. Government Obligations held by it as provided in
Section 1204 of this Indenture which, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, are in excess of the amount thereof which would then be required to be deposited to effect the Defeasance or Covenant Defeasance, as the case may be, with respect to the Outstanding Securities.

Section 1206.  Reinstatement.
               -------------

     If the Trustee or the Paying Agent is unable to apply any money in accordance with this Article Twelve with respect to any Securities by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, then the obligations under this Indenture and such Securities from which the Company has been discharged or released pursuant to Section 1202 or 1203 shall be revived and reinstated as though no deposit had occurred pursuant to this Article Twelve with respect to such

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

Securities, until such time as the Trustee or Paying Agent is permitted to apply all money held in trust pursuant to Section 1205 with respect to such Securities in accordance with this Article Twelve; provided that if the Company makes any
                                        --------
payment of principal of or any premium or interest on any such Security following such reinstatement of its obligations, the Company shall be subrogated to the rights (if any) of the Holders of such Securities to receive such payment from the money so held in trust.

                                ----------------


     This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

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

     IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, and their respective corporate seals to be hereunto affixed and attested, all as of the day and year first above written.

                                       CALIFORNIA ENERGY COMPANY,
                                           INC.


                                       By:
                                          ---------------------------
Attest:                                Title:

- -------------------------

                                       IBJ SCHRODER BANK & TRUST
                                           COMPANY


                                       By:
                                          ---------------------------
Attest:                                Title:

- -------------------------

STATE OF NEW YORK  )
                        ss.:
COUNTY OF NEW YORK )


     On the __th day of _____, 1994, before me personally came __________, to me known, who, being by me duly sworn, did depose and say that he is __________ of California Energy Company, Inc., one of the corporations described in and which executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said corporation, and that he signed his name thereto by like authority.



                       ------------------------------



STATE OF NEW YORK  )
                        ss.:
COUNTY OF NEW YORK )


     On the ____ day of _________, 19__, before me personally came __________________________, to me known, who, being by me duly sworn, did depose and say that [he -- she] is __________________________________________
________________________ of_______, one of the corporations described in and which executed the foregoing instrument; that [he -- she] knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said corporation, and that [he -- she] signed [his -- her] name thereto by like authority.



                       ------------------------------

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